DRAFT: 14.07.04                                                      EXHIBIT 4.6



                            FIFTH ISSUER TRUST DEED

                            DATED [22ND JULY], 2004

                        PERMANENT FINANCING (NO. 5) PLC

                                      AND

                              THE BANK OF NEW YORK

                                  CONSTITUTING

      U.S.$[750,000,000]  SERIES 1 CLASS A ASSET BACKED FLOATING RATE NOTES DUE
                                  [JUNE 2005]
      U.S.$[32,250,000]  SERIES 1 CLASS B ASSET BACKED  FLOATING RATE NOTES DUE
                                   JUNE 2042
      U.S.$[27,000,000]  SERIES 1 CLASS C ASSET BACKED  FLOATING RATE NOTES DUE
                                   JUNE 2042
      U.S.$[1,000,000,000]  SERIES 2 CLASS A ASSET BACKED  FLOATING  RATE NOTES
                              DUE [SEPTEMBER 2027]
      U.S.$[44,000,000]SERIES  2 CLASS B ASSET BACKED  FLOATING  RATE NOTES DUE
                                   JUNE 2042

      U.S.$[36,000,000]SERIES  2 CLASS C ASSET BACKED  FLOATING  RATE NOTES DUE
                                   JUNE 2042
      U.S.$[750,000,000]  SERIES 3 CLASS A ASSET BACKED FLOATING RATE NOTES DUE
                                [SEPTEMBER 2034]
      U.S.$[32,500,000]  SERIES 3 CLASS B ASSET BACKED  FLOATING RATE NOTES DUE
                                   JUNE 2042

      U.S.$[27,000,000]SERIES  3 CLASS C ASSET BACKED  FLOATING  RATE NOTES DUE
                                   JUNE 2042
    {E}[1,000,000,000] SERIES 4 CLASS A ASSET BACKED FLOATING RATE NOTES DUE
                                  [MARCH 2042]
   {E}[43,500,000] SERIES 4 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042
   {E}[36,000,000] SERIES 4 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042
          {pound-sterling}[500,000,000] SERIES 5 CLASS A1 ASSET BACKED
                    FIXED/FLOATING RATE NOTES DUE JUNE 2042
     {pound-sterling}[750,000,000] SERIES 5 CLASS A2 ASSET BACKED FLOATING
                            RATE NOTES DUE JUNE 2042
    {pound-sterling}[47,000,000] SERIES 5 CLASS B ASSET BACKED FLOATING RATE
                              NOTES DUE JUNE 2042
    {pound-sterling}[39,000,000] SERIES 5 CLASS C ASSET BACKED FLOATING RATE
                              NOTES DUE JUNE 2042












                                 ALLEN & OVERY
                                ALLEN & OVERY LLP
                                     LONDON

                                   CONTENTS



CLAUSE                                                                     PAGE


1.    Definitions...........................................................   1
2.    Covenant to Repay and to Pay Interest on Fifth Issuer Notes...........   2
3.    Form and Issue of Fifth Issuer Notes..................................   5
4.    Replacement of Fifth Issuer Notes.....................................   8
5.    Register, Transfer and Exchange of Fifth Issuer Notes.................   8
6.    Fees, Duties and Taxes................................................  10
7.    Covenant of Compliance................................................  10
8.    Cancellation of Fifth Issuer Notes and Records........................  11
9.    Enforcement...........................................................  11
10.   Proceedings, Actions and Indemnification..............................  12
11.   Discharge of Payment..................................................  13
12.   Partial Payments......................................................  13
13.   Covenants by the Fifth Issuer.........................................  13
14.   Remuneration and Indemnification of the Note Trustee..................  18
15.   Supplement to Trustee Acts............................................  19
16.   Note Trustee's Liability..............................................  27
17.   Note Trustee Contracting with the Fifth Issuer........................  27
18.   Waiver, Authorisation and Determination...............................  28
19.   Entitlement to Treat Noteholder as Absolute Owner.....................  29
20.   Currency Indemnity....................................................  30
21.   Eligibility and Disqualification; New Note Trustee....................  30
22.   Note Trustee's Retirement and Removal.................................  31
23.   Note Trustee's Powers to be Additional................................  32
24.   Notices...............................................................  32
25.   Rights of Third Parties...............................................  33
26.   Trust Indenture Act Prevails..........................................  33
27.   Certificates and Opinions.............................................  33
28.   Governing Law.........................................................  34
29.   Counterparts..........................................................  34
30.   Submission to Jurisdiction............................................  34

SCHEDULE

1.    Forms of Global Fifth Issuer Notes....................................  35
2.    Forms of Definitive Fifth Issuer Notes................................ 168
3.    Terms and Conditions of the Fifth Issuer Notes........................ 232
4.    Provisions for Meetings of Noteholders................................ 278
5.

Signatories................................................................. 288

THIS FIFTH ISSUER TRUST DEED is made on [{circle}], 2004

BETWEEN:

(1) PERMANENT FINANCING (NO. 5) PLC (registered number 5114399) whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the FIFTH ISSUER); and

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as Note Trustee) as trustee for the Noteholders which expression shall include such company and all other persons and companies for the time being acting as note trustee under this Deed.

WHEREAS:

(A) By a resolution of a duly authorised Board of Directors of the Fifth Issuer passed on [{circle}], 2004 the Fifth Issuer has resolved to issue the Fifth Issuer Notes which are constituted by this Deed and secured by the Fifth Issuer Deed of Charge.

(B) The Note Trustee has agreed to act as trustee of these presents for the benefit of the Noteholders upon and subject to the terms and conditions of these presents.

NOW THIS FIFTH ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED:

1.    DEFINITIONS

1.1 The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated [{circle}], 2004 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER
      DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood on [{circle}], 2004 (as the same may be amended, varied or supplemented from time to time) (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Fifth Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed.

1.2   (a)    All  references in these presents to principal and/or interest  in respect of the Fifth Issuer Notes or to any monies payable by the Fifth Issuer under these presents shall be deemed to include a reference to any additional amounts which may be payable under CONDITION 4(B) or, if applicable, under any undertaking or covenant given pursuant to CLAUSE 2.2.

      (b) All references in these presents to {pound-sterling}, STERLING or POUNDS STERLING shall be construed as references to the lawful currency or currency unit for the time being of the United Kingdom. All references to E, EUR, EURO or EURO shall be construed as references to the single currency introduced at the third stage of European Economic and Monetary Union pursuant to the Treaty establishing the European Communities as amended from time to time. All references to $, U.S.$ or U.S. DOLLARS shall be construed as references to the lawful currency or currency unit for the time being of the United States of America.

      (c) All references in this Deed to THESE PRESENTS means this Deed, the schedules hereto, the Fifth Issuer Notes, the Conditions, any deed expressed to be supplemental hereto or thereto and the Fifth Issuer Deed of Charge and the schedules thereto, all as from time to time supplemented or modified in accordance with the provisions contained in this Deed and/or where applicable, therein contained.

      (d) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

      (e) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

      (f) All references in these presents to taking proceedings against the Fifth Issuer shall be deemed to include references to proving in the winding up of the Fifth Issuer.

      (g) All references in these presents to DTC, Euroclear and Clearstream, Luxembourg, shall be deemed to include references to any other or additional clearing system as may be approved in writing by the Note Trustee.

      (h) Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985.

      (i) Whenever this Deed refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made part of this Deed. All other Trust Indenture Act terms used in this Deed that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rules have the meanings assigned to them in the Trust Indenture Act.

      (j) Wherever in this Deed there is a requirement for the consent of, or a request from, the Fifth Issuer Noteholders, then, for so long as any of the Fifth Issuer Notes is represented by a Fifth Issuer Global Note registered in the name of DTC or its nominee, DTC may mail an Omnibus Proxy to the Fifth Issuer in accordance with and in the form used by DTC as part of its usual procedures from time to time. Such Omnibus Proxy shall assign the right to give such consent or, as the case may be, make such request to DTC's direct participants as of the record date specified therein and any such assignee participant may give the relevant consent or, as the case may be, make the relevant request in accordance with this Deed.

2.    COVENANT TO REPAY AND TO PAY INTEREST ON FIFTH ISSUER NOTES

2.1   The aggregate principal amount of:

      (a)    the   Series   1   Class  A  Fifth  Issuer  Notes  is  limited  to
             U.S.$[750,000,000];

      (b)    the  Series  1  Class  B   Fifth   Issuer   Notes  is  limited  to
             U.S.$[32,250,000];

      (c) the Series 1 Class C Fifth Issuer Notes is limited to U.S.$ [27,000,000];

      (d)    the  Series  2  Class  A  Fifth   Issuer   Notes   is  limited  to
             U.S.$[1,000,000,000];

      (e)    the   Series   2   Class  B  Fifth  Issuer  Notes  is  limited  to
             U.S.$[44,000,000];

      (f)    the  Series  2  Class  C   Fifth   Issuer   Notes  is  limited  to
             U.S.$[36,000,000];

      (g)    the   Series   3  Class  A  Fifth  Issuer  Notes  is  limited   to
             U.S.$[750,000,000];

      (h)    the  Series  3  Class   B   Fifth   Issuer  Notes  is  limited  to
             U.S.$[32,500,000];

      (i)    the  Series  3  Class  C  Fifth  Issuer  Notes   is   limited   to
             U.S.$[27,000,000];

      (j)    the   Series   4   Class  A  Fifth  Issuer  Notes  is  limited  to
             {E}[1,000,000,000];

      (k)    the  Series  4  Class  B   Fifth   Issuer   Notes  is  limited  to
             {E}[43,500,000];

      (l)    the   Series   4  Class  C  Fifth  Issuer  Notes  is  limited   to
             {E}[36,000,000];

      (m)    the  Series  5  Class   A1   Fifth  Issuer  Notes  is  limited  to
             {E}[750,000,000];

      (n)    the  Series  5  Class  A2  Fifth  Issuer   Notes   is  limited  to
             {pound-sterling}[750,000,000];

      (o)    the   Series   5   Class  B  Fifth  Issuer  Notes  is  limited  to
             {pound-sterling}[47,000,000]; and

      (p)    the  Series  5  Class  C   Fifth   Issuer   Notes  is  limited  to
             {pound-sterling}[39,000,000].

2.2 The Fifth Issuer covenants with the Note Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Fifth Issuer Notes provided for in the Conditions, or on such earlier date as the same or any part thereof may become due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Note Trustee in euro, U.S. dollars or sterling, as applicable, in London or New York City, as applicable, in immediately available funds the principal amount of the Fifth Issuer Notes repayable on that date and shall in the meantime and until the due date for the final maturity of the Fifth Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid interest (which shall accrue from day to day) on the Principal Amount Outstanding of the Fifth Issuer Notes at the rates set out in or (as the case may be) calculated from time to time in accordance with CONDITION 4 and on the dates provided for in the Conditions PROVIDED THAT:

      (a) every payment of principal or interest in respect of the Fifth Issuer Notes to or to the account of the Principal Paying Agent, in the manner provided in the Fifth Issuer Paying Agent and Agent Bank Agreement, shall operate in satisfaction pro tanto of the relative covenant by the Fifth Issuer in this CLAUSE 2.2 except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Noteholders;

      (b) in any case where payment of principal is not made to the Note Trustee or the Principal Paying Agent on or before the due date, interest shall continue to accrue on the principal amount of the Fifth Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Note Trustee determines to be the date on and after which payment is to be made to the Noteholders in respect thereof as stated in a notice given to the Noteholders in accordance with CONDITION 14 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Note Trustee or the Principal Paying Agent);

      (c) in any case where payment of the whole or any part of the principal amount of any Fifth Issuer Note is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (b) above) interest shall accrue on that principal amount of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Fifth Issuer Note, payment of the full amount (including interest as aforesaid) in euro, U.S. dollars or sterling, as applicable, payable in respect of such Fifth Issuer Note is made or (if earlier) the seventh day after notice is given to the relevant Noteholder (either individually or in accordance with CONDITION 14 that the full amount (including interest as aforesaid) in euro, U.S. dollars or sterling, as applicable, payable in respect of such Fifth Issuer Note is available for payment, provided that, upon further presentation thereof being duly made, such payment is made; and

      (d) notwithstanding any other provision of this Deed, the right of any Noteholder to receive payment of principal and interest on the Fifth Issuer Notes, on or after the respective due dates expressed in the Fifth Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

      The Fifth Issuer shall pay Additional Interest in accordance with CONDITION 4(B).

      The Note Trustee will hold the benefit of the covenants contained in this Clause on trust for the Noteholders and itself in accordance with this Deed.

2.3 At any time after a Note Event of Default shall have occurred or the Fifth Issuer Notes shall otherwise have become due and repayable or the Definitive Fifth Issuer Notes have not been issued when so required in accordance with this Deed and the relative Global Fifth Issuer Notes, the Note Trustee may and shall, if directed by an Extraordinary Resolution of the Noteholders and subject to it being indemnified and/or secured to its satisfaction:

      (a) by notice in writing to the Fifth Issuer, the Principal Paying Agent, the U.S. Paying Agent, the Transfer Agent and the Registrar require the Principal Paying Agent, the U.S. Paying Agent, the Transfer Agent and the Registrar pursuant to the Fifth Issuer Paying Agent and Agent Bank Agreement and by notice in writing to the Fifth Issuer:

             (i) act thereafter as Principal Paying Agent, U.S. Paying Agent, Transfer Agent and Registrar of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this Deed mutatis mutandis on the terms provided in the Fifth Issuer Paying Agent and Agent Bank Agreement (save that the Note Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents, the Transfer Agent and the Registrar shall be limited to the amounts for the time being held by the Note Trustee on the trusts of these presents relating to the relevant Fifth Issuer Notes and available for such purpose) and thereafter to hold all Fifth Issuer Notes and all sums, documents and records held by them in respect of Fifth Issuer Notes on behalf of the Note Trustee; or

             (ii) deliver up all Fifth Issuer Notes and all sums, documents and records held by them in respect of the Fifth Issuer Notes to the Note Trustee or as the Note Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent or the Registrar, as the case may be, is obliged not to release by any law or regulation; and/or

      (b) by notice in writing to the Fifth Issuer require it to make all subsequent payments in respect of the Fifth Issuer Notes to or to the order of the Note Trustee and not to the Principal Paying Agent; with effect from the issue of any such notice to the Fifth Issuer and until such notice is withdrawn CLAUSE 2.2(a) relating to the Fifth Issuer Notes shall cease to have effect.

2.4 The Fifth Issuer shall require each paying agent not a party to the Fifth Issuer Paying Agent and Agent Bank Agreement to agree in writing to hold in trust to the extent required by the Trust Indenture Act for the benefit of the Noteholders or the Note Trustee all money held by such paying agent for the payment of principal of or interest on the Fifth Issuer Notes (whether such money has been paid to it by the Fifth Issuer or any other obligor of the Fifth Issuer Notes), and the Fifth Issuer and such paying agent shall each notify the Note Trustee of any default by the Fifth Issuer (or any other obligor of the Fifth Issuer Notes) in making any such payment.

3.    FORM AND ISSUE OF FIFTH ISSUER NOTES

3.1   (a)    The Series 1 Fifth Issuer Notes, the Series  2  Fifth Issuer Notes
             and the Series 3 Fifth Issuer Notes will be initially offered and sold pursuant to a Registration Statement filed with the SEC. Each class of the Series 1 Fifth Issuer Notes, the Series 2 Fifth
             Issuer Notes and the Series 3 Fifth Issuer Notes will initially be represented by a separate global note in registered form (the
             SERIES 1 CLASS A GLOBAL FIFTH  ISSUER  NOTE,  the SERIES 1 CLASS B
             GLOBAL FIFTH ISSUER NOTE, the SERIES 1 CLASS C GLOBAL FIFTH ISSUER
             NOTE,  the SERIES 2 CLASS A GLOBAL FIFTH ISSUER NOTE, the SERIES 2
             CLASS B GLOBAL  FIFTH  ISSUER  NOTE,  the  SERIES 2 CLASS C GLOBAL
             FIFTH ISSUER NOTE,  the SERIES 3 CLASS A GLOBAL FIFTH ISSUER NOTE,
             SERIES 3 CLASS B GLOBAL FIFTH ISSUER NOTE and the SERIES 3 CLASS C
             GLOBAL FIFTH ISSUER NOTE  respectively,  and together,  the DOLLAR
             GLOBAL FIFTH ISSUER NOTES), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate principal amount outstanding of the Series 1 Fifth Issuer Notes, the Series 2 Fifth Issuer Notes and the Series 3 Fifth Issuer
             Notes.

      (b) The Series 4 Fifth Issuer Notes and the Series 5 Fifth Issuer Notes will be initially offered and sold outside the United States to non-U.S. persons pursuant to Regulation S (REG S) under the Securities Act. Each class of the Series 4 Fifth Issuer Notes and the Series 5 Fifth Issuer Notes will initially be represented by a global note in registered form (the SERIES 4 CLASS A GLOBAL FIFTH ISSUER NOTE, the SERIES 4 CLASS B GLOBAL FIFTH ISSUER NOTE, the SERIES 4 CLASS C GLOBAL FIFTH ISSUER NOTE, the SERIES 5 CLASS A1 GLOBAL FIFTH ISSUER NOTE, the SERIES 5 CLASS A2 GLOBAL FIFTH ISSUER NOTE, the SERIES 5 CLASS B GLOBAL FIFTH ISSUER NOTE and the SERIES 5 CLASS C GLOBAL FIFTH ISSUER NOTE together, the REG S GLOBAL FIFTH ISSUER NOTES and, together with the Dollar Global Fifth Issuer Notes, the GLOBAL FIFTH ISSUER NOTES), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate principal amount outstanding of the Series 4 Fifth Issuer Notes and the Series 5 Fifth Issuer Notes.

3.2 The Global Fifth Issuer Notes shall be printed or typed in, or substantially in, the respective forms set out in Schedule 1 and may be executed in facsimile. Each Global Fifth Issuer Note shall represent such of the outstanding Fifth Issuer Notes of the relevant class as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount Outstanding of the relevant class of Fifth Issuer Notes from time to time endorsed thereon and that the aggregate Principal Amount Outstanding of the Fifth Issuer Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases and transfers of interests therein in accordance with the terms of this Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement. Any endorsement of a Global Fifth Issuer Note to reflect the amount of any increase or decrease in the Principal Amount Outstanding of the Fifth Issuer Notes represented thereby shall be made by the Registrar in accordance with CLAUSE 5. Title to the Global Fifth Issuer Notes shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Global Fifth Issuer Notes shall be issuable only in registered form without coupons or talons attached and signed manually by a person duly authorised by the Fifth Issuer on behalf of the Fifth Issuer and shall be authenticated by or on behalf of the Registrar. The Global Fifth Issuer Notes so executed and authenticated shall be binding and valid obligations of the Fifth Issuer, notwithstanding that such duly authorised person no longer holds that office at the time the Registrar authenticates the relevant Global Fifth Issuer Note.

3.3 The Global Fifth Issuer Notes shall be issued by the Fifth Issuer to Cede & Co., as nominee for DTC, in respect of each Dollar Global Fifth Issuer Note and to Citivic Nominees Limited, as nominee for the Common Depositary, in respect of each Reg S Global Fifth Issuer Note, on terms that Cede & Co. and Citivic Nominees Limited shall, respectively, hold the same for the account of the persons who would otherwise be entitled to receive the Definitive Fifth Issuer Notes and the successors in title to such persons appearing in the records of DTC, Euroclear and Clearstream, Luxembourg for the time being. Upon the issuance of each such Global Fifth Issuer Notes, DTC, Euroclear and Clearstream, Luxembourg shall credit, on their respective internal book-entry registration and transfer systems, the accounts of holders of Book-Entry Interests with the respective interests owned by such Noteholders.

3.4 The provisions of the Operating Procedures of the Euroclear System and Terms and Conditions Governing Use of Euroclear and the General Terms and Conditions of Clearstream, Luxembourg and Customer Handbook of Clearstream, Luxembourg shall be applicable to interests in the Global Fifth Issuer Notes that are held through Euroclear and Clearstream, Luxembourg.

3.5 The Fifth Issuer shall issue Definitive Fifth Issuer Notes only if any of the following applies while any of the Fifth Issuer Notes of any class are represented by a Global Fifth Issuer Note of the relevant class at any time after the fortieth day following the later of the Fifth Issuer Closing Date and the date of the issue of such Global Fifth Issuer Note:

      (a) (in the case of Dollar Global Fifth Issuer Notes) DTC has notified the Fifth Issuer that it is at any time unwilling or unable to continue as the registered holder of such Dollar Global Fifth Issuer Notes or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency registered under the Exchange Act, and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (in the case of the Reg S Global Fifth Issuer Notes) both Euroclear and Clearstream, Luxembourg are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; and

      (b) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof) or of any authority therein or thereof having power to tax or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the Fifth Issuer Notes in definitive form.

      If required by this CLAUSE 3, the Fifth Issuer shall, at its sole cost and expense within 30 days of the occurrence of the relevant event, issue Definitive Fifth Issuer Notes of the same class as the class of Fifth Issuer Notes represented by the relevant Global Fifth Issuer Note in exchange for the whole (or the remaining part(s) outstanding) of the relevant Global Fifth Issuer Note. If Definitive Fifth Issuer Notes are issued, the beneficial interests represented by the Reg S Global Fifth Issuer Notes of each class shall be exchanged by the Fifth Issuer for Definitive Fifth Issuer Notes of that class (REG S DEFINITIVE FIFTH ISSUER NOTES) and the beneficial interests represented by the Dollar Global Fifth Issuer Note of each class shall be exchanged by the Fifth Issuer for Definitive Fifth Issuer Notes of that class (DOLLAR DEFINITIVE FIFTH ISSUER NOTES).

3.6 The Definitive Fifth Issuer Notes shall be printed or typed in, or substantially in, the form set out in Schedule 2 in the denomination and transferable in units of (a) U.S.$1,000 and U.S.$10,000 (in the case of the Series 1 Fifth Issuer Notes, the Series 2 Fifth Issuer Notes and the Series 3 Fifth Issuer Notes), (b) {E}500,000 (in the case of the Series 4 Fifth
     Issuer Notes, and the Series 5 Class A1 Fifth Issuer Notes and (c) {pound-sterling}1,000 or {pound-sterling}10,000 (in the case of the Series 5 Class A2 Fifth Issuer Notes, the Series 5 Class B Fifth Issuer Notes and the Series 5 Class C Fifth Issuer Notes) each or, in each case, integral multiples thereof or in such other denominations (which in the case of the Series 4 Fifth Issuer Notes and the Series 5 Class A1 Fifth Issuer Notes must be higher than {E}500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, shall be serially numbered and shall be endorsed with a form of transfer in the form or substantially in the form also set out in Schedule 2. Title to the Definitive Fifth Issuer Notes shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Definitive Fifth Issuer Notes shall be issuable only in registered form without coupons or talons attached and signed manually or in facsimile by a person duly authorised by or on behalf of the Fifth Issuer and shall be authenticated by or on behalf of the Registrar. Each Fifth Issuer Note so executed and authenticated shall be a binding and valid obligation of the Fifth Issuer notwithstanding that such duly authorised person (for whatever reason) no longer holds that office at the time the Registrar authenticates the Fifth Issuer Note.

3.7 If the Fifth Issuer is obliged to issue or procure the issue of any Definitive Fifth Issuer Notes pursuant to CLAUSE 3.5 but fails to do so within 30 days of the occurrence of the relevant event described in CLAUSE 3.5, then the Fifth Issuer shall indemnify the Note Trustee, the registered holder of the relevant Global Fifth Issuer Note(s) and the relevant Noteholders and keep them indemnified against any and all loss or damage incurred by any of them if the amount received by the Note Trustee, the registered holder of such Global Fifth Issuer Note(s) or the relevant Noteholders in respect of the Fifth Issuer Notes is less than the amount that would have been received had Definitive Fifth Issuer Notes been issued in accordance with CLAUSE 3.5. If and for so long as the Fifth Issuer discharges its obligations under this indemnity,  the breach by the Fifth  Issuer of the  provisions  of CLAUSE
      3.5 shall be deemed to be cured ab initio.

4.    REPLACEMENT OF FIFTH ISSUER NOTES

      If a mutilated or defaced Global Fifth Issuer Note or Definitive Fifth Issuer Note is surrendered to the Registrar or Transfer Agent or if a Noteholder claims that a Global Fifth Issuer Note or Definitive Fifth Issuer Note has been lost, stolen or destroyed, the Fifth Issuer shall issue, and the Registrar shall authenticate, a replacement Global Fifth Issuer Note or Definitive Fifth Issuer Note, respectively, on receipt of satisfactory evidence in accordance with CONDITION 13. An indemnity for an amount sufficient in the judgement of the Fifth Issuer and the Registrar to protect the Fifth Issuer and the Registrar from any loss which any of them may suffer if a Global Fifth Issuer Note or a Definitive Fifth Issuer Note is replaced may be required by the Fifth Issuer and the Registrar. The Fifth Issuer may charge such Noteholder for its costs in replacing such Fifth Issuer Note.

5.    REGISTER, TRANSFER AND EXCHANGE OF FIFTH ISSUER NOTES

5.1   TRANSFER AND EXCHANGE OF GLOBAL FIFTH ISSUER NOTES

      A Global Fifth Issuer Note will be exchanged by the Fifth Issuer for another Global Fifth Issuer Note or Definitive Fifth Issuer Note(s) only in the circumstances set forth in CLAUSE 3.5, the Conditions, the Fifth Issuer Paying Agent and Agent Bank Agreement and the relevant Global Fifth Issuer Note. Upon the occurrence of any of the events specified therein concerning their exchange for Definitive Fifth Issuer Notes, Definitive Fifth Issuer Notes of the relevant class shall be issued in such names as the Fifth Issuer shall instruct the Registrar (based on the instructions of DTC and Euroclear and Clearstream, Luxembourg) and the Registrar shall cause the Principal Amount Outstanding of the applicable Global Fifth Issuer Note to be reduced accordingly, cancel such Global Fifth Issuer Note (if applicable) and direct DTC and Euroclear and Clearstream, Luxembourg to make corresponding reductions in their book-entry systems, and the Fifth Issuer shall execute and the Registrar shall authenticate such Definitive Fifth Issuer Notes of the relevant class in the appropriate principal amounts and the Registrar will register them. The Registrar shall deliver such Definitive Fifth Issuer Notes to the persons in whose names such Fifth Issuer Notes are so registered. Reg S Definitive Fifth Issuer Notes issued in exchange for a Book-Entry Interest pursuant to this CLAUSE 5.1 shall bear the legend set forth in CLAUSE 5.4, and shall be subject to all restrictions on transfer contained therein to the same extent as the Global Fifth Issuer Note so exchanged. Global Fifth Issuer Notes may also be exchanged or replaced, in whole or in part, as provided in CLAUSE 4. Every Fifth Issuer Note authenticated and delivered in exchange for, or in lieu of, a Global
      Fifth Issuer Note or any portion thereof, pursuant to CLAUSE 4 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Fifth Issuer Note. A Global Fifth Issuer Note may not be exchanged for another Fifth Issuer Note other than as provided in this CLAUSE 5.1.

5.2   TRANSFER AND EXCHANGE OF BOOK-ENTRY INTERESTS

      The transfer and exchange of Book-Entry Interests shall be effected through DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be, in accordance with these presents, the Fifth Issuer Paying Agent and Agent Bank Agreement and the procedures therefor of DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be. Book-Entry Interests shall be subject to restrictions on transfer comparable to those set forth herein and in the Fifth Issuer Paying Agent and Agent Bank Agreement to the extent required by the Securities Act. The Note Trustee shall have no obligation to ascertain or to monitor DTC's, Euroclear's or Clearstream, Luxembourg's compliance with any such restrictions on transfer.

5.3   TRANSFER OF DEFINITIVE FIFTH ISSUER NOTES

      Definitive Fifth Issuer Notes may be transferred in whole or in part (provided that any partial transfer relates to a Definitive Fifth Issuer
      Note) in the principal amount of, in the case of the Series 1 Fifth Issuer Notes, the Series 2 Fifth Issuer Notes and the Series 3 Fifth
      Issuer Notes, U.S.$1,000 or U.S.$10,000; in the case of the Series 4 Fifth Issuer Notes and the Series 5 Class A1 Fifth Issuer Notes,
      {E}500,000; and in the case of the Series 5 Fifth Issuer Notes, (other than the Series 5 Class A1 Fifth Issuer Notes) {pound-sterling}1,000 or {pound-sterling}10,000 or, in each case, any integral multiple thereof or in such other denominations (which in the case of the Series 4 Fifth Issuer Notes and the Series 5 Class A1 Fifth Issuer Notes must be higher than {E}500,000) as the Note Trustee shall determine and notify to the relevant Noteholders. When Definitive Fifth Issuer Notes are presented by a Noteholder to the Registrar with a request to register the transfer of such Definitive Fifth Issuer Notes, the Registrar shall register the transfer as requested only if such Definitive Fifth Issuer Notes are presented or surrendered for registration of transfer and are endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Noteholder or by his attorney duly authorised in writing and upon receipt of such certificates and other documents as shall be necessary to evidence compliance with the restrictions on transfer contained in this Agreement and in the Fifth Issuer Paying Agent and Agent Bank Agreement. Thereupon, the Registrar shall request the Fifth Issuer to issue and the Registrar shall itself authenticate new Definitive Fifth Issuer Notes required to be issued in connection with such transfer. In the case of a transfer of part only of such Definitive Fifth Issuer Note, a new Definitive Fifth Issuer Note in respect of the balance not transferred will be issued to the transferor. All transfers of Definitive Fifth Issuer Notes are subject to any restrictions on transfer set forth on such Definitive Fifth Issuer Notes and the detailed regulations concerning transfers in the Fifth Issuer Paying Agent and Agent Bank Agreement.

5.4   REGULATION S LEGEND

      Each  Reg  S  Global  Fifth  Issuer Note and each Reg S Definitive  Fifth
      Issuer  Note  issued  in  exchange   therefor  shall  bear  a  legend  in
      substantially the following form:

      THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

5.5   CANCELLATION AND/OR ADJUSTMENT OF GLOBAL FIFTH ISSUER NOTES

      At such time as all Book-Entry Interests in respect of a Global Fifth Issuer Note have been exchanged for Definitive Fifth Issuer Notes, such Global Fifth Issuer Note shall be returned to or retained and cancelled by the Registrar as set out in the Fifth Issuer Paying Agent and Agent Bank Agreement. At any time prior to such cancellation, if any Book-Entry Interest is exchanged for an interest in another Global Fifth Issuer Note, the principal amount of Fifth Issuer Notes represented by such Global Fifth Issuer Note shall be reduced accordingly and an endorsement shall be made on such Global Fifth Issuer Note by the Registrar to reflect such reduction.

5.6   GENERAL PROVISIONS RELATING TO ALL TRANSFERS AND EXCHANGES

(a) To permit registrations of transfers and exchanges of Fifth Issuer Notes, the Fifth Issuer shall execute and the Registrar shall authenticate Global Fifth Issuer Notes and Definitive Fifth Issuer Notes upon a written order signed by an officer of the Fifth Issuer.

(b) No service fee shall be charged to a Noteholder for any registration of a Definitive Fifth Issuer Note on transfer or exchange but the Fifth Issuer may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to CONDITION 13) and the Registrar may require an indemnity in respect of such tax or charge.

(c) All Global Fifth Issuer Notes and Definitive Fifth Issuer Notes issued upon any registration of transfer or exchange of Global Fifth Issuer Notes or Definitive Fifth Issuer Notes shall be the valid obligations of the Fifth Issuer, evidencing the same debt and entitled to the same benefits under this Deed, as the Global Fifth Issuer Notes or Definitive Fifth Issuer Notes surrendered upon such registration of transfer or exchange.

5.7   REGISTER OF FIFTH ISSUER NOTES

      The Fifth Issuer shall at all times ensure that the Registrar maintains in London, or at such other place as the Note Trustee may agree in writing, a register (the REGISTER) in respect of the Fifth Issuer Notes showing the amount of the Global Fifth Issuer Notes or Definitive Fifth Issuer Notes, as the case may be, from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Global Fifth Issuer Notes or the Definitive Fifth Issuer Notes. So long as DTC or its nominee, or the Common Depositary or its nominee, is the registered holder of a Global Fifth Issuer Note, DTC or the Common Depositary, as the case may be, will be considered the sole registered holder of such Global Fifth Issuer Note for all purposes under this Fifth Issuer Trust Deed. Each Fifth Issuer Note, whether in global or definitive form, shall have an identifying serial number which shall be entered on the Register. The Note Trustee and the holders of such Fifth Issuer Notes or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the Register and take copies of or extracts from it.

6.    FEES, DUTIES AND TAXES

      The Fifth Issuer will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, on or in connection with (a) the execution and delivery of these presents and the Transaction Documents to which it is a party and any documents executed pursuant thereto, (b) the constitution and original issue of the Fifth Issuer Notes, and (c) any action in any jurisdiction taken by or on behalf of the Note Trustee or (where permitted under these presents so to do) any Noteholder to enforce the Fifth Issuer Notes.

7.    COVENANT OF COMPLIANCE

      The Fifth Issuer covenants with the Note Trustee that it will comply with and perform and observe all the provisions of these presents, the Fifth Issuer Notes, the Fifth Issuer Deed of Charge, the Fifth Issuer Paying Agent and Agent Bank Agreement and the documents executed pursuant thereto and the other Transaction Documents which are expressed to be binding on it. The Conditions shall be binding on the Fifth Issuer, the Noteholders, the Note

      Trustee and all persons claiming through or under any of them. The Note Trustee shall be entitled to enforce the obligations of the Fifth Issuer under the Fifth Issuer Notes and the Conditions and to exercise any other rights, powers, authorities and discretions conferred upon the Note Trustee in the Conditions as if the same were set out and contained in this Deed, which shall be read and construed as one document with the Fifth Issuer Notes. The Note Trustee shall hold the benefit of this covenant upon trust for itself and the Noteholders according to its and their respective interests. The provisions of SCHEDULE 4 shall have effect in the same manner as if herein set forth.

8.    CANCELLATION OF FIFTH ISSUER NOTES AND RECORDS

8.1   The Fifth Issuer shall  procure that all Fifth Issuer Notes (a) redeemed,
      (b) being mutilated (c) or defaced, surrendered and replaced pursuant to CONDITION 13 or exchanged as provided in these presents shall forthwith be cancelled by or on behalf of the Fifth Issuer and a certificate stating:

      (a) the aggregate principal amount of Fifth Issuer Notes which have been redeemed;

      (b) the serial numbers of Fifth Issuer Notes of each class so redeemed;

      (c) the aggregate amount of interest paid (and the due dates of such payments) on Fifth Issuer Notes of each class; and

      (d) the aggregate principal amounts of Fifth Issuer Notes of each class which have been so exchanged and replaced and the serial numbers of such Fifth Issuer Notes in definitive form,

      shall be given to the Note Trustee by or on behalf of the Fifth Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, cancellation, exchange or replacement, as the case may be. The Note Trustee may accept without further investigation or inquiry such certificate as conclusive evidence of such redemption, purchase, exchange or replacement pro tanto of the Fifth Issuer Notes or payment of interest thereon and of cancellation of the relative Fifth Issuer Notes.

8.2 The Fifth Issuer shall procure that the Registrar shall keep a full and complete record of all Fifth Issuer Notes and of their redemption, cancellation, payment or exchange (as the case may be) and of all replacement Fifth Issuer Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Fifth Issuer Notes. The Fifth Issuer shall procure that the Registrar shall at all reasonable times make such record available to the Fifth Issuer and the Note Trustee.

8.3 All records and certificates maintained pursuant to this Clause shall make a distinction between Definitive Fifth Issuer Notes and Global Fifth Issuer Notes.

9.    ENFORCEMENT

9.1 The Note Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to the Fifth Issuer or any other person as it may think fit to enforce its obligations under these presents, the Fifth Issuer Notes or any of the other Transaction Documents.

9.2 Unless the contrary be proved to the satisfaction of the Note Trustee, proof that as regards any specified Fifth Issuer Note the Fifth Issuer has made default in paying any amount due in respect of such Fifth Issuer Note shall be sufficient evidence that the same default has been made as regards all other Fifth Issuer Notes in respect of which the relevant amount is due and payable.

9.3 References in CLAUSES 2.2(b) and 2.2(c) or the provisions of any trust deed supplemental to this Deed corresponding to CLAUSES 2.2(b) and 2.2(c) to the rates aforesaid shall, in the event of such Fifth Issuer Notes having become due and repayable, with effect from the expiry of the Interest Period during which such Fifth Issuer Notes become due and repayable, be construed as references to rates of interest calculated mutatis mutandis in accordance with the Conditions except that no notices need be published in respect thereof.

10.   PROCEEDINGS, ACTIONS AND INDEMNIFICATION

10.1 The Note Trustee shall not be bound to take any proceedings mentioned in CLAUSE 9.1 or any other action in relation to these presents, the Fifth Issuer Notes or any documents executed pursuant thereto or any of the other Transaction Documents to which the Note Trustee is a party unless
      (a) respectively directed or requested to do so by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders, the Class B Fifth Issuer Noteholders or the Class C Fifth Issuer Noteholders, as the case may be, or in writing by the holders of at least one-quarter in aggregate Principal Amount Outstanding of the Class A Fifth Issuer Notes, the Class B Fifth Issuer Notes or the Class C Fifth Issuer Notes, as the case may be, and (b) it shall be indemnified and/or secured to its satisfaction against all liabilities, actions, proceedings, claims and demands to which it may be or become liable and all costs, charges, damages and expenses which may be incurred by it in connection therewith, and the terms of such indemnity may include the provisions of a fighting fund, non-recourse loan or other similar arrangement PROVIDED THAT:

      (a) the Note Trustee shall not be obliged to act at the direction or request of the Class B Fifth Issuer Noteholders as aforesaid unless either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class A Fifth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders;

      (b) the Note Trustee shall not be obliged to act at the direction or request of the Class C Fifth Issuer Noteholders as aforesaid unless (x) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class A Fifth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders and (y) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class B Fifth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class B Fifth Issuer Noteholders.

10.2 Save as provided below, only the Note Trustee may enforce the provisions of these presents, the Conditions or the Fifth Issuer Notes. No Noteholder shall be entitled to proceed directly against the Fifth Issuer or any other party to any of the Fifth Issuer Transaction Documents unless the Note Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure is continuing provided that no Class C Fifth Issuer Noteholder and no Class B Fifth Issuer Noteholder shall be entitled to take proceedings for the winding up or administration of the Fifth Issuer for so long as there are any Class A Fifth Issuer Notes outstanding and no Class C Fifth Issuer Noteholder shall be entitled to take proceedings for the winding up or administration of the Fifth Issuer for so long as there are any Class B Fifth Issuer Notes outstanding. Consistent with Section 316 of the Trust Indenture Act, each Noteholder shall have the right to institute proceedings for the enforcement of payment of principal and interest on the Fifth Issuer Notes held by it, on or after the maturity date of the relevant Fifth Issuer Notes set out on the face of such Fifth Issuer Notes.

11.   DISCHARGE OF PAYMENT

      Any payment to be made in respect of the Fifth Issuer Notes by the Fifth Issuer or the Note Trustee may be made in accordance with the Conditions and any payment so made shall be a good discharge of the relevant payment obligation of the Fifth Issuer or, as the case may be, the Note Trustee.

12.   PARTIAL PAYMENTS

      Upon presentation and surrender to the Registrar of a Definitive Fifth Issuer Note that is redeemed in part, the Registrar shall authenticate for the holder a new Definitive Fifth Issuer Note equal in principal amount to the principal amount of the unredeemed portion of the Definitive Fifth Issuer Note surrendered. Upon presentation of a Global Fifth Issuer Note that is redeemed in part, the Registrar shall make a notation on Part II of the Schedule thereto to reduce the aggregate principal amount of such Global Fifth Issuer Note to an amount equal to the aggregate principal amount of the unredeemed portion of the Global Fifth Issuer Note presented.

13.   COVENANTS BY THE FIFTH ISSUER

      So long as any of the Fifth Issuer Notes remains outstanding (or, in the case of paragraphs (h), (i), (j), (n) and (o), so long as any of the Fifth Issuer Notes remains liable to prescription or, in the case of PARAGRAPH (q), until the expiry of a period of 30 days after the relevant date (as defined in CONDITION 7) in respect of the payment of principal in respect of all such Fifth Issuer Notes remaining outstanding at such time) the Fifth Issuer covenants with the Note Trustee that it shall:

      (a) CONDUCT: at all times carry on and conduct its affairs in a proper and efficient manner and in accordance with its constitutive documents and all laws and regulations applicable to it;

      (b) INFORMATION: give or procure to be given to the Note Trustee such opinions, certificates, information and evidence as the Note Trustee shall require and in such form as it shall require, including without limitation the procurement by the Fifth Issuer of all such certificates called for by the Note Trustee pursuant to this Deed for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

      (c) ACCOUNTS FOR STOCK EXCHANGE: cause to be prepared and certified by the Auditors of the Fifth Issuer in respect of each Financial Period, accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of any stock exchange, competent listing authority and/or quotation system on or by which the Fifth Issuer Notes are listed, quoted and/or traded;

      (d) BOOKS AND RECORDS: at all times keep proper books of account and allow the Note Trustee and any person appointed by the Note Trustee free access to such books of account at all reasonable times during normal business hours;

      (e) NOTEHOLDER INFORMATION: send to the Note Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Fifth Issuer) two copies in

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             English of every balance sheet,  profit and loss account,  report, circular and notice of general meeting and every other document issued or sent to its shareholders as a class together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Noteholders) as soon as practicable after the issue or publication thereof;

      (f) NOTICE OF NOTE EVENT OF DEFAULT: give notice in writing to the Note Trustee of the occurrence of any Note Event of Default or any matter it concludes, acting reasonably, to be likely to give rise to a Note Event of Default immediately upon becoming aware thereof, including the status of any such default or matter and what action the Fifth Issuer is taking or proposes to take with respect thereto, and without waiting for the Note Trustee to take any action;

      (g) NOTICE OF DEFERRAL OF PAYMENTS: as soon as practicable after becoming aware that any part of a payment of interest on the Fifth Issuer Notes will be deferred or that a payment previously deferred will be made in accordance with CONDITION 4, give notice thereof to the Noteholders in accordance with CONDITION 14 and, for so long as the Fifth Issuer Notes are listed on the official list of the United Kingdom Listing Authority and admitted to trading on the London Stock Exchange's market for listed securities, in accordance with the listing rules of the United Kingdom Listing Authority and the rules of the London Stock Exchange;

      (h) CERTIFICATES RELATING TO FINANCIAL INFORMATION: give to the Note Trustee (i) within 14 days after demand by the Note Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Period commencing with the financial period first ending after the date hereof and in any event not later than 120 days after the end of each such financial period a certificate signed by two directors of the Fifth Issuer to the effect that as at a date not more than seven days before delivering such certificate (the CERTIFICATION DATE) there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Note Event of Default (or if such exists or existed, specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Fifth Issuer has complied, to the best of such directors' knowledge and belief, with all its obligations contained in these presents and each of the Fifth Issuer Transaction Documents to which it is a party or (if such is not the case) specifying the respects in which it has not so complied;

      (i) FURTHER ASSURANCES: at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to these presents and the other Fifth Issuer Transaction Documents only in so far as permitted by law;

      (j) AGENT BANK, REFERENCE BANKS ETC.: at all times maintain an Agent Bank, four Reference Banks, a Paying Agent, a Transfer Agent and a Registrar in accordance with the Conditions;

      (k) NOTIFICATION OF NON-PAYMENT: procure the Principal Paying Agent (or any other relevant Paying Agent) to notify the Note Trustee forthwith in the event that (i) the Principal Paying Agent (or other relevant Paying Agent) does not, on or before the due date for any payment in respect of any of the Fifth Issuer Notes, receive unconditionally pursuant to the Fifth Issuer Paying Agent and Agent Bank Agreement, as applicable, payment of the full amount in the requisite currency of the monies payable on such due date on all such Fifth Issuer Notes, or (i) there are insufficient funds in euro, U.S. dollars, or sterling, as the case may be, available to the Principal Paying Agent to discharge the amount of the monies payable on such due date;

      (l) NOTIFICATION OF LATE UNCONDITIONAL PAYMENT: in the event of any unconditional payment to the Principal Paying Agent, any other relevant Paying Agent, or the Note Trustee of any sum due in respect of any of the Fifth Issuer Notes being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with Condition 14 that such payment has been made;

      (m) LISTING: use reasonable endeavours to maintain the listing of the Fifth Issuer Notes on the official list of the United Kingdom Listing Authority and to maintain the admission to trading of the Fifth Issuer Notes on the London Stock Exchange's market for listed securities or, if it is unable to do so having used reasonable endeavours, use reasonable endeavours to obtain and maintain a quotation, listing and admission to trading of the Fifth Issuer Notes on or by such other stock exchanges, competent listing authorities and/or quotation systems as the Fifth Issuer may decide (with the prior written approval of the Note Trustee) and shall also upon obtaining a quotation, listing and admission to trading of such Fifth Issuer Notes on or by such other stock exchanges, competent listing authorities and/or quotation systems enter into a trust deed supplemental to this Deed to effect such consequential amendments to this Deed as the Note Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange, competent listing authority and/or quotation system;

      (n) CHANGE OF AGENT BANK, REFERENCE BANKS, ETC.: give notice to the Noteholders in accordance with CONDITION 14 of any appointment, resignation or removal of any Agent Bank, Reference Banks, Paying Agent, Transfer Agent or Registrar (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Transfer Agent and Registrar) after, except in the case of resignation, having obtained the prior written approval of the Note Trustee (such approval not to be unreasonably withheld or delayed) thereto or any change of any Paying Agent's, Agent Bank's, Transfer Agent's or Registrar's specified office and (except as provided by the Fifth Issuer Paying Agent and Agent Bank Agreement or the Conditions) at least 30 days prior to such event taking effect; PROVIDED ALWAYS THAT so long as any of the Fifth Issuer Notes remains outstanding in the case of the termination of the appointment of the Agent Bank, Transfer Agent or the Registrar or so long as any of the Fifth Issuer Notes remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Agent Bank, Transfer Agent, Registrar or Principal Paying Agent, as the case may be, has been appointed on terms previously approved in writing by the Note Trustee;

      (o) PRE-APPROVAL OF NOTICES: obtain the prior written approval of the Note Trustee to, and promptly give to the Note Trustee and the Rating Agencies two copies of, the form of every notice given to the Noteholders in accordance with CONDITION 14 (such approval, unless so expressed, not to constitute an invitation or inducement to engage in investment activities within the meaning of Section 21 of the Financial Services and Markets Act 2000);

      (p) AVAILABILITY OF MEETING MATERIALS: from time to time as required or contemplated by this Deed or as reasonably requested by the Note Trustee, make available through the Paying Agents, or otherwise, such documents as may be required by the Noteholders in connection with meetings of Noteholders;

      (q) COMPLIANCE WITH FIFTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT AND OTHER TRANSACTION DOCUMENTS: use its best endeavours to procure that the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar comply with and perform all their respective obligations under the Fifth Issuer Paying Agent and Agent Bank Agreement and the other Transaction Documents and (in the case of the Paying Agents, the Transfer Agent and the Registrar) any notice given by the Note Trustee pursuant to CLAUSE 2.3(a) and not make any amendment or modification to the Fifth Issuer Paying Agent and Agent Bank Agreement or any other Transaction Documents or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee;

      (r) EXERCISE OF REDEMPTION RIGHTS: in the event that Funding 1 elects to prepay any Term Advance in whole or in part under CLAUSE 8 of the Intercompany Loan Terms and Conditions or CLAUSE 6 of the Fifth Issuer Intercompany Loan Confirmation, the Fifth Issuer shall exercise its right to redeem the corresponding class or classes of Fifth Issuer Notes in the same respective aggregate principal amounts as such Term Advance on the same Interest Payment Date under CONDITION 5(B) or CONDITION 5(F), as applicable;

      (s) REDEMPTION REQUIREMENTS: not give notice of its election to redeem all or any part of a class or classes of Fifth Issuer Notes pursuant to CONDITION 5(D), (E) or (F) unless it shall first have:

             (i) given prior written notice to the Note Trustee of its intention so to do in accordance with the Fifth Issuer Paying Agent and Agent Bank Agreement;

             (ii) delivered to the Note Trustee a certificate signed by two directors of the Fifth Issuer certifying that the Fifth Issuer will have the necessary funds on the Interest Payment Date on which redemption is to occur (the REDEMPTION DATE) to discharge all amounts required under the Fifth Issuer Deed of Charge to be paid in priority to such class or classes of Fifth Issuer Notes on the redemption date, and to redeem such class or classes of Fifth Issuer Notes in whole or, as the case may be, in part; and that all such funds will on such redemption date be subject to the security constituted by the Fifth Issuer Deed of Charge and not subject to the interest of any other person; and

             (iii) provided evidence acceptable  to  the  Note  Trustee  of the matters certified by it in paragraph (ii) above,

             provided always that the provisions of this subclause are subject to and without prejudice to the provisions of CLAUSE 13(o);

      (t) UNITED STATES REPORTING REQUIREMENTS: file with the Note Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Fifth Issuer is required to file with the SEC pursuant to
             Section 13 or 15(d) of the Exchange Act within 15 days after it files them with the SEC and comply with the other provisions of
             Section 314(a) of the Trust Indenture Act;

      (u) INTEREST IN FIFTH ISSUER CHARGED PROPERTY: ensure that, save as permitted in these presents, the Fifth Issuer Deed of Charge, the Conditions and the other Fifth Issuer Transaction Documents, no person other than the Fifth Issuer and the Security Trustee shall have any equitable interest in the Fifth Issuer Charged Property;

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


      (v) MAINTENANCE OF FIFTH ISSUER CASH MANAGER: ensure that there is at all times a cash manager appointed in accordance with the provisions of the Fifth Issuer Cash Management Agreement;

      (w) TAX DEDUCTION: take reasonable steps to ensure that it does not engage in any course of conduct that would lead to a deduction, for United Kingdom corporation tax purposes, in respect of accrued interest or discount on the Fifth Issuer Notes by the Fifth Issuer being denied, postponed or restricted (whether such denial, postponement or restriction results from the application of paragraph 2 or 13 of Schedule 9 of the Finance Act 1996 or otherwise);

      (x) UNITED KINGDOM AND UNITED STATES TAX STATUS: ensure that it is at all times solely resident in the United Kingdom for United Kingdom tax purposes and has no branch, business establishment or other fixed establishment outside the United Kingdom; and furthermore, ensure that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles;

      (y) PRE-ENFORCEMENT PAYMENTS: ensure that amounts standing to the credit of the Fifth Issuer Transaction Account will be applied by the Fifth Issuer in or towards satisfaction of such of the obligations set out in the Fifth Issuer Cash Management Agreement as may be, at any given time, then due and payable (in each case only if and to the extent that payments or provisions of a higher order of priority which are also due and payable or are likely to fall due at that time or prior to the next succeeding Interest Payment Date have been made or provided for in full);

      (z) AVAILABILITY OF INFORMATION: make available for inspection by Noteholders at the specified office of the Registrar during normal business hours on any Business Day copies of each balance sheet and profit and loss account sent to the Note Trustee pursuant to CLAUSE 13(e), this Deed, and the other Transaction Documents and promptly provide the Registrar with the information specified in CONDITION 5(C);

      (aa) RATINGS: furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be reasonably necessary in order to maintain the current ratings of the Fifth Issuer Notes by the Rating Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Fifth Issuer, the Fifth Issuer agrees only to use its best efforts to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be reasonably necessary in order to maintain the current ratings of the Fifth Issuer Notes by the Rating Agencies);

      (bb)   CALCULATIONS:   do, or procure that there are done on its  behalf,
             all calculations required pursuant to the Conditions;

      (cc) DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG: use its reasonable endeavours to procure that DTC, Euroclear and/or Clearstream, Luxembourg (as the case may be) issue(s) any certificate or other document requested by the Note Trustee acting reasonably pursuant to these presents as soon as practicable after such request;

      (dd) INFORMATION REGARDING NOTEHOLDERS: furnish or cause to be furnished to the Note Trustee on 30th June and 31st December of each year, commencing 30th June, 2004 and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Fifth Issuer, or of the Registrar as to the names and addresses of the Noteholders, and requiring the Note Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it;

      (ee) OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN: upon any application, demand or request by the Fifth Issuer to the Note Trustee to take any action under any of the provisions of this Deed (other than the issuance of Fifth Issuer Notes) and upon request of the Note Trustee, furnish to the Note Trustee an officers' certificate and opinion of counsel complying with the provisions of Section 314 of the Trust Indenture Act (an OFFICERS' CERTIFICATE and OPINION OF COUNSEL, respectively);

      (ff) AUTHORISED SIGNATORIES: upon the execution of this Deed and thereafter forthwith upon any change of the same, deliver to the Note Trustee (with a copy to the Principal Paying Agent and the Registrar) a list of the Authorised Signatories of the Fifth Issuer, together with certified specimen signatures of the same; and

      (gg) NEW NOTES: procure that notice of any New Notes to be issued by any New Issuer is given to the Noteholders in accordance with CONDITION 14.

14.   REMUNERATION AND INDEMNIFICATION OF THE NOTE TRUSTEE

14.1 The Fifth Issuer shall pay to the Note Trustee remuneration for its services as trustee as from the date of this Deed, such remuneration to be at such rate and to be paid on such dates as may from time to time be agreed in writing between the Fifth Issuer and the Note Trustee. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Fifth Issuer Notes of any series be reduced by such amount as shall be agreed in writing between the Fifth Issuer and the Note Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Noteholders) up to and including the date when, all the Fifth Issuer Notes having become due for redemption, the redemption monies and interest thereon to the date of redemption have been paid to the Principal Paying Agent or, as the case may be, the Note Trustee PROVIDED THAT if upon due presentation of any Fifth Issuer Note or any cheque payment of the monies due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue until payment to Noteholders is made.

14.2 In the event of the occurrence of a Note Event of Default or the Note Trustee in its absolute discretion considering it necessary, or being requested by the Fifth Issuer to undertake duties which the Note Trustee and the Fifth Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed, the Fifth Issuer shall pay to the Note Trustee such additional remuneration as shall be agreed between them.

14.3 The Fifth Issuer shall pay to the Note Trustee in addition an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Deed against production of a valid tax invoice.

14.4  In the event of the Note Trustee and the Fifth Issuer failing to agree:

      (a) (in a case to which SUB-CLAUSE 14.1 above applies) upon the amount of the remuneration; or

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



      (b) (in a case to which SUB-CLAUSE 14.2 above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed, or upon such additional remuneration, such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Fifth Issuer or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Fifth Issuer) and the determination of any such merchant or investment bank shall be final and binding upon the Note Trustee and the Fifth Issuer.

14.5 In addition to remuneration hereunder, the Fifth Issuer shall on written request pay (on an indemnity basis) all other costs, charges and expenses which the Note Trustee may properly incur in relation to the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Deed and any other Transaction Document to which the Note Trustee is a party, including but not limited to travelling and legal expenses properly incurred and any stamp, issue, registration, documentary and other similar taxes or duties paid or payable by the Note Trustee in connection with any action taken or contemplated by or on behalf of the Note Trustee for enforcing, or for any other purpose in relation to, this Deed or any of the other Transaction Documents.

14.6 All amounts payable pursuant to SUB-CLAUSE 14.2 above and/or CLAUSE 15(l) shall be payable by the Fifth Issuer on the date specified in a written demand by the Note Trustee and in the case of payments actually made by the Note Trustee prior to such demand shall (if not paid within three days after such demand and the Note Trustee so requires) carry interest at the rate of 3 per cent. per annum above the mean base rate from time to time of the Reference Banks from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Note Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Note Trustee shall carry interest at such rate from the due date therefor.

14.7 Unless otherwise specifically stated in any discharge of this Deed the provisions of this Clause and CLAUSE 15(l) shall continue in full force and effect notwithstanding such discharge.

14.8  The  Note  Trustee shall  be  entitled  in  its  absolute  discretion  to
      determine  in   respect  of  which  series  of  Fifth  Issuer  Notes  any
      liabilities incurred under this Deed have been incurred.

15.   SUPPLEMENT TO TRUSTEE ACTS

      Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and the provisions of these presents, the provisions of these presents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of these presents shall constitute a restriction or exclusion for the purposes of that Act.

      The Note Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 of England and Wales and by way of supplement thereto it is expressly declared as follows (which provisions, except as expressly provided in this CLAUSE 15, shall be in lieu of the provisions contained in Section 315(a) of the Trust Indenture Act):

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



      (a) EXPERT ADVICE OR OPINION: the Note Trustee may in relation to these presents or the other Transaction Documents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Fifth Issuer, the Note Trustee, the Principal Paying Agent, the Registrar or otherwise and shall not be responsible for any liability occasioned by so acting in good faith; any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission, e-mail or cable and the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic;

      (b) CERTIFICATE AS SUFFICIENT EVIDENCE: the Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two directors of the Fifth Issuer and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by it or any other person acting on such certificate;

      (c) CUSTODY OF DOCUMENTS: the Note Trustee shall be at liberty to hold these presents and any other documents relating thereto or any other Transaction Documents or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Note Trustee to be of good repute and the Note Trustee shall not be responsible for or required to insure against any liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit;

      (d) APPLICATION OF PROCEEDS: the Note Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Fifth Issuer Notes by the Fifth Issuer, the exchange of any Global Fifth Issuer Note for another Global Fifth Issuer Note or Definitive Fifth Issuer Notes or the exchange of any Definitive Fifth Issuer Note for another Definitive Fifth Issuer Note or the delivery of any Global Fifth Issuer Note or Definitive Fifth Issuer Notes to the person(s) entitled to it or them;

      (e) ASSUMPTION OF NO DEFAULT: except to the extent required pursuant to Section 315(b) of the Trust Indenture Act, the Note Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Note Event of Default has happened and, until it shall have actual written notice pursuant to these presents to the contrary, the Note Trustee shall be entitled to assume that no Note Event of Default has occurred and that the Fifth Issuer is observing and performing all of its obligations under these presents;

      (f) ABSOLUTE DISCRETION: save as expressly otherwise provided in this Deed, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Note Trustee and the Noteholders shall be conclusive and binding on the Noteholders) and provided it shall not have acted fraudulently or negligently or in breach of the terms of this Deed, shall not be responsible for any liability which may result from their exercise or non-exercise;

      (g) RELIANCE ON EXTRAORDINARY RESOLUTION: the Note Trustee shall not be liable to any person by reason of having acted upon any
             Extraordinary   Resolution  in  writing   or   any

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

             Extraordinary Resolution or other resolution purporting to have been passed at any meeting of the Noteholders of all or any class or classes in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing) that not all Noteholders had signed the Extraordinary Resolution or that for any reason the resolution was not valid or binding upon such Noteholders;

      (h) RELIANCE ON NOTICE OF PREPAYMENT: without prejudice to the right of the Note Trustee to require and/or accept any other evidence, the Note Trustee may accept as conclusive evidence of the matters certified therein a certificate signed by two directors of the Fifth Issuer under CLAUSE 13(s)(ii). The Note Trustee shall have no responsibility to the Noteholders or any other person for guaranteeing or ensuring that the Fifth Issuer's liabilities in respect of the Fifth Issuer Notes and any other amounts are in fact discharged on the due date and shall have no liability to the Noteholders or any other person for any failure by the Fifth Issuer to discharge or pay such liabilities and other amounts;

      (i) FIFTH ISSUER CHARGED PROPERTY: the Note Trustee may accept without enquiry, requisition or objection such title as the Fifth Issuer may have to the Fifth Issuer Charged Property or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Fifth Issuer to the Fifth Issuer Charged Property or any part thereof from time to time whether or not any default or failure is or was known to the Note Trustee or might be, or might have been, discovered upon examination, inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Noteholder shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Fifth Issuer, and the Note Trustee shall not at any time have any responsibility for the same and each Noteholder shall not rely on the Note Trustee in respect thereof;

      (j) RELIANCE ON CERTIFICATES OR CONFIRMATIONS: except in the event of wilful default or manifest error, the Note Trustee shall be entitled to rely without investigation or enquiry on a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank in respect of every matter and circumstance for which a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank is expressly provided for under these presents, the Conditions or any other Transaction Document and to call for and rely upon a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank or any other person as to any other fact or matter prima facie within the knowledge of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank or such other person, as sufficient evidence thereof and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be occasioned by its failing so to do or the exercise or non-exercise by the Note Trustee of any of its powers, duties and discretions hereunder;

      (k) FIFTH ISSUER NOTES NOT AUTHENTIC: the Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Fifth Issuer Note purporting to be such and subsequently found to be forged or not authentic;

      (l) INDEMNITY: without prejudice to the right of indemnity by law given to trustees, the Fifth Issuer shall indemnify the Note Trustee (except where the Note Trustee is indemnified by the Noteholders) and keep it or him indemnified against all liabilities to which it or he may be or become subject or which may be incurred by it or him in the proper execution or purported proper execution of any of its or his trusts, powers, authorities and discretions under these presents or any other Transaction Document or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any other Transaction Document or any such appointment save to the extent that the same arises as a result of wilful default, wilful misconduct, fraud or breach of trust on the part of the Note Trustee. The Note Trustee shall keep the Fifth Issuer informed of the progress of any claims against the Note Trustee;

      (m) CONSENT OR APPROVAL: any consent or approval given by the Note Trustee for the purposes of these presents or the Fifth Issuer Notes may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit (acting reasonably) and, notwithstanding anything to the contrary in these presents or the Fifth Issuer Notes, may be given retrospectively;

      (n) NO DISCLOSURE OBLIGATION: unless and to the extent ordered so to do by a court of competent jurisdiction, the Note Trustee shall not be required to disclose to any Noteholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Note Trustee by the Fifth Issuer or any other person in connection with these presents or any other Transaction Document and no Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information;

      (o) CURRENCY CONVERSION: where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall be converted (unless otherwise provided by these presents or required by law) at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Note Trustee in consultation with the Fifth Issuer and any rate, method and date so agreed shall be binding on the Fifth Issuer and the Noteholders;

      (p) CERTIFICATE IN RESPECT OF MATERIAL PREJUDICE: the Note Trustee may certify whether or not any of the conditions, events and acts set out in CONDITION 9 (each of which conditions, events and acts shall, unless the Note Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Noteholders of the relevant class or classes and any such certificate shall be conclusive and binding upon the Fifth Issuer and the Noteholders;

      (q) DETERMINATION BY NOTE TRUSTEE: the Note Trustee as between itself and the Noteholders may determine all questions and doubts arising in relation to any of the provisions of this Deed. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the Noteholders;

      (r) INTERESTS OF NOTEHOLDERS: in connection with the exercise by the Note Trustee of any of its trusts, duties, rights, powers, authorities and discretions under these presents and the other Transaction Documents:

             (i) where it is required to have regard to the interests of the Noteholders of any class, it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, shall not
                   have  regard  to,  or  be  in  any  way  liable   for,   the
                   consequences   of  any  exercise   thereof  for   individual
                   Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory, and the Note Trustee shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Fifth Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders;

             (ii) except where expressly provided otherwise, it shall have regard to the interests of the Class A Fifth Issuer Noteholders, the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders equally PROVIDED THAT (A) if in the opinion of the Note Trustee there is a conflict between the interests of the Class A Fifth Issuer Noteholders, on the one hand and the interests of the Class B Fifth Issuer Noteholders and/or the Class C Fifth Issuer Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class A Fifth Issuer Noteholders and (B), if in the opinion of the Note Trustee there is a conflict between the interests of the Class B Fifth Issuer Noteholders on one hand and the Class C Fifth Issuer Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class B Fifth Issuer Noteholders; but so that this proviso shall not apply in the case of powers, authorities or discretions in relation to which it is expressly stated that they may be exercised by the Note Trustee only if in its opinion the interests of all the Noteholders would not be materially prejudiced thereby; and

             (iii) it  shall  not have regard to, or be in any way liable  for, the consequences of any exercise thereof for any other Fifth Issuer Secured Creditor or any other person,

             the Note Trustee shall be entitled to assume, for the purposes of exercising any power, right, trust, authority, duty or discretion under or in relation to the Fifth Issuer Notes, these presents or any of the other Fifth Issuer Transaction Documents, that such exercise will not be materially prejudicial to the interests of the Class A Fifth Issuer Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class A Fifth Issuer Notes would not be adversely affected by such exercise, that such exercise will not be materially prejudicial to the interests of the Class B Fifth Issuer Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class B Fifth Issuer Notes would not be adversely affected by such exercise and that such exercise will not be materially prejudicial to the interests of the Class C Fifth Issuer Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class C Fifth Issuer Notes will not be adversely affected by such exercise;

      (s) CERTIFICATE OF PRINCIPAL AMOUNT OUTSTANDING: the Note Trustee may call for any certificate or other document to be issued by DTC, Euroclear or Clearstream, Luxembourg as to the Principal Amount Outstanding of Fifth Issuer Notes represented by a Global Fifth Issuer Note standing to the account of any person. Any such certificate or other document shall (in the absence of manifest error) be conclusive and binding for all purposes. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by DTC, Euroclear or Clearstream, Luxembourg and subsequently found to be forged or not authentic;

      (t) PROFESSIONAL CHARGES: any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents;

      (u) POWER OF ATTORNEY: the Note Trustee may whenever it thinks fit (acting reasonably) delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Note Trustee may in the interests of the Noteholders think fit. The Note Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate (except where such delegate or sub-delegate is an affiliate, associate or otherwise connected with the Note Trustee). The Note Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Fifth Issuer;

      (v) DELEGATION: the Note Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents. The Note Trustee shall not be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent;

      (w) RATINGS: the Note Trustee shall have no responsibility for the maintenance of any rating of any of the Fifth Issuer Notes by the Rating Agencies or any other person;

      (x) NO REQUIREMENT TO PERFORM ILLEGAL ACTS, ETC.: no provision of these presents shall require the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers or otherwise in connection with these presents, any other Transaction Document or the Fifth Issuer Notes (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

      (y) REPORTS BY NOTE TRUSTEE TO NOTEHOLDERS: if required by Section 313(a) of the Trust Indenture Act, within 60 days after 31st December of any year, commencing 31st December, 2004, the Note Trustee shall deliver to each Noteholder a brief report dated as of such 31st December that complies with Section 313(a) of the Trust Indenture Act. The Note Trustee also shall comply with
             Section 313(b), (c) and (d) of the Trust Indenture Act. Reports delivered pursuant to this CLAUSE 15(y) shall be sent as provided in CLAUSE 24;

      (z) PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE FIFTH ISSUER: the Note Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in
             Section 311(b) of the Trust Indenture Act. A Note Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein. The provisions of Section 311 of the Trust Indenture Act shall apply to the Fifth Issuer as the obligor of the Fifth Issuer Notes;

      (aa) RESPONSIBILITY FOR REPORTS ETC.: the Note Trustee has no responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents, Officers' Certificate and Opinions of Counsel delivered to the Note Trustee in accordance with CLAUSES 13(t), (dd), (ee) or (ff) or CLAUSE 27, and is under no obligation to inform Noteholders of the contents of any such reports, information, documents, Officers' Certificate and Opinions of Counsel, other than allowing Noteholders upon reasonable notice, to inspect such reports, information, documents, Officers' Certificate and Opinions of Counsel;

      (bb) AUDITORS REPORTS AND CERTIFICATES: any certificate or report of the Auditors called for by or provided to the Note Trustee in accordance with or for the purposes of these presents may be relied on upon by the Note Trustee without further investigation or enquiry as sufficient evidence of the facts stated therein notwithstanding that such certificate or report and/or any engagement letter or other document entered into by the Note Trustee in connection therewith contains a monetary or other limit on the liability of the Auditors in respect thereof; and

      (cc) LIMITATION OF LIABILITY: subject to CLAUSE 16 and save as required for the purposes of the Trust Indenture Act, the Note Trustee shall not be responsible for the genuineness, validity, effectiveness or suitability of any of the Fifth Issuer Transaction Documents or any other documents entered into in connection therewith or any other document or any obligation or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted thereby or pursuant thereto, nor shall it be responsible or liable to any person because of any
             invalidity   of   any   provision   of   such   documents  or  the
             unenforceability thereof, whether arising from statute, law or decisions of any court and (without prejudice to the generality of the foregoing) the Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

             (i) the nature, status, creditworthiness or solvency of the Fifth Issuer or Funding 1 or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to the Fifth Issuer;

             (ii) the execution, delivery, legality, validity, adequacy, admissibility in evidence or enforceability of any Fifth Issuer Transaction Document or any other document entered into in connection therewith;

             (iii) the title, ownership, value, sufficiency, enforceability  or existence of any Fifth Issuer Charged Property or any security (howsoever described) relating thereto;

             (iv) the registration, filing, protection or perfection of any security (howsoever described) relating to the Fifth Issuer Charged Property or the priority of the security (howsoever described) thereby created whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

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



             (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of the Fifth Issuer or Funding 1 or any other person or entity who has at any time provided the same in any Fifth Issuer Transaction Document or in any document entered into in connection therewith;

             (vi) the performance or observance by the Fifth Issuer or Funding 1 or any other person of any provisions of any Fifth Issuer Transaction Document or any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event howsoever described contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

             (vii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Fifth Issuer Charged Property or Fifth Issuer Transaction Document;

             (viii)the  title of the Fifth Issuer to any Fifth  Issuer  Charged
                   Property;

             (ix) the suitability, adequacy or sufficiency of any applicable criteria for any advances under the Fifth Issuer Intercompany Loan Agreement or the legality or recoverability or enforceability thereof or the priority of any security (howsoever described) in relation thereto;

             (x) the failure by the Fifth Issuer to obtain or comply with any licence, consent or other authority in connection with the Fifth Issuer Charged Property or the Fifth Issuer Transaction Documents or the making of any advances in connection therewith or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security (howsoever described) created or purported to be created by or pursuant to any of the Fifth Issuer Charged Property or the Fifth Issuer Transaction Documents or other documents entered into in connection therewith;

             (xi) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets that are the subject matter of any of the Fifth Issuer Transaction Documents or any other document;

             (xii) any assets comprised in the security  (howsoever  described)
                   created by the Fifth Issuer Deed of Charge, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of other parties to the Fifth Issuer Transaction Documents, clearing organisations or their operators or by intermediaries such as banks, brokers, depositories, warehousemen or other similar persons whether or not on behalf of the Note Trustee;

             (xiii)any  accounts,  books,  records  or  files maintained by the
                   Fifth Issuer or any other person in respect of any of the Fifth Issuer Charged Property or Transaction Documents; or

             (xiv) any  other  matter  or  thing  relating  to  or  in  any way connected with any Fifth Issuer Charged Property or any Fifth Issuer Transaction Document or any
                   document entered into in connection therewith whether or not similar to the foregoing.

16.   NOTE TRUSTEE'S LIABILITY

      None of the provisions of these presents shall, in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee of these presents, having regard to the provisions of these presents and any of the other Fifth Issuer Transaction Documents to which the Note Trustee is a party conferring on the Note Trustee any powers, authorities or discretions, relieve or indemnify the Note Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any wilful default, wilful misconduct, breach of duty, negligence or breach of trust of which it may be guilty in relation to its duties under these presents.

17.   NOTE TRUSTEE CONTRACTING WITH THE FIFTH ISSUER

      Neither the Note Trustee nor any director or officer or holding company or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

      (a) entering into or being interested in any contract or financial or other transaction or arrangement with the Fifth Issuer or any other party to the Transaction Documents or any person or body corporate associated with the Fifth Issuer or any other party to the Fifth Issuer Transaction Documents (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Fifth Issuer Notes or any other notes, bonds, stocks, shares, debenture stock, debentures or other securities of, the Fifth Issuer or any other party to the Fifth Issuer Transaction Documents or any person or body corporate associated as aforesaid); or

      (b) accepting or holding the trusteeship of any other trust deed constituting or securing any other notes issued by or relating to the Fifth Issuer or any other party to the Fifth Issuer Transaction Documents or any such person or body corporate so associated or any other office of profit under the Fifth Issuer or any other party to the Fifth Issuer Transaction Documents or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Noteholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Noteholders and shall not be responsible for any liability occasioned to the Noteholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

      Where any holding company, subsidiary or associated company of the Note Trustee or any director or officer of the Note Trustee acting other than in such capacity as director or officer has any information, the Note Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have express notice pursuant to this Deed of such information, shall not be responsible for any loss suffered by Noteholders resulting from the

      Note Trustee's failing to take such information into account in acting or refraining from acting under or in relation to these presents.

18.   WAIVER, AUTHORISATION AND DETERMINATION

18.1 The Note Trustee may, without the consent or sanction of the Noteholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time but only if and in so far as in its opinion the interests of the Noteholders of each class of Fifth Issuer Notes shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Fifth Issuer or any other party thereto of any of the covenants or provisions contained in these presents or any of the other Fifth Issuer Transaction Documents or determine that any Note Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the Note Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution of any class of Fifth Issuer Notes or by a request under CONDITION 9 or 10 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding on the Noteholders and, if, but only if, the Note Trustee shall so require, shall be notified by the Fifth Issuer to the Noteholders in accordance with Condition 14 as soon as practicable thereafter. The provisions of this CLAUSE 18.1 shall be in lieu of section 316(a)(1)(B) of the Trust Indenture Act and section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Deed and the Fifth Issuer Notes, as permitted by the Trust Indenture Act.

18.2  MODIFICATION

(a) The Note Trustee may without the consent or sanction of the Noteholders at any time and from time to time concur with the Fifth Issuer in making any modification (except a Basic Terms Modification (as defined in PARAGRAPH 5 of SCHEDULE 4 hereto)) (i) to these presents or any of the other Fifth Issuer Transaction Documents which in the sole opinion of the Note Trustee it may be proper to make PROVIDED THAT the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders of each class of Fifth Issuer Notes or (ii) to these presents or any of the other Fifth Issuer Transaction Documents if in the sole opinion of the Note Trustee such modification is of a formal, minor or technical nature or is necessary to correct a manifest error or an error established as such to the satisfaction of the Note Trustee (and for the avoidance of doubt, the Note Trustees shall be entitled to assume, without further investigation or inquiry, that such modification, waiver or authorisation will not be materially prejudicial to the interests of the Fifth Issuer Noteholders of each of the Rating Agencies has confirmed in writing that the then current ratings of the applicable series and/or class or classes of Fifth Issuer Notes would not be adversely affected by such modification, waiver or authorisation). Any such modification may be made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Fifth Issuer to the Noteholders and the Rating
      Agencies  in  accordance   with  CONDITION  14  as  soon  as  practicable
      thereafter.

(b) So long as any of the Fifth Issuer Notes are rated by the Rating Agencies, the Fifth Issuer shall notify the Rating Agencies in writing as soon as reasonably practicable thereafter of any modification to the provisions of these presents, the Fifth Issuer Notes or any of the other Transaction Documents. The Note Trustee may also agree, without the consent of the Noteholders, to a change of the laws governing the Fifth Issuer Notes and/or the Fifth Issuer Transaction Documents (and to any consequential amendments deriving therefrom)

      PROVIDED THAT such change and consequential amendments would not, in the opinion of the Note Trustee, be materially prejudicial to the interests of the Noteholders.

18.3  RATING AGENCIES

      If:

      (a) a confirmation of rating or other response by a Rating Agency is a condition to any action or step under any Fifth Issuer Transaction Document; and

      (b) a written request for such confirmation or response is delivered to each Rating Agency by the Fifth Issuer (copied to the Note Trustee and either one or more Rating Agency (each a NON-RESPONSIVE RATING AGENCY) indicates that it does not consider such confirmation or response necessary in the circumstances or within 30 days of delivery of such request elicits no confirmation or response and/or such request elicits no statement by such Rating Agency that such request could not be given; and

      (c) at least one Rating Agency gives such a confirmation or response based on the same facts,

      then such condition shall be deemed to be modified with respect to the facts set out in the request referred to in PARAGRAPH (b) (above) so that there shall be no requirement for the confirmation or response from the Non-Responsive Rating Agency.

      The Note Trustee shall be entitled to treat as conclusive a certificate by any director, officer or employee of the Fifth Issuer, Funding 1, the Seller, any investment bank or financial adviser acting in relation to the Fifth Issuer Notes as to any matter referred to in PARAGRAPH (B) (above) in the absence of manifest error or the Note Trustee having facts contradicting such certificates specifically drawn to his attention and the Note Trustee shall not be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused as a result of treating such certificate as conclusive.

18.4  BREACH

      Any breach of or failure to comply with any such terms and conditions as are referred to in SUBCLAUSES 18.1 and 18.2 of this Clause shall constitute a default by the Fifth Issuer in the performance or observance of a covenant or provision binding on it under or pursuant to these presents.

19.   ENTITLEMENT TO TREAT NOTEHOLDER AS ABSOLUTE OWNER

      The Fifth Issuer, the Note Trustee, the Paying Agents, the Transfer Agent and the Registrar may (to the fullest extent permitted by applicable laws) deem and treat the registered holder of any Fifth Issuer Note or of a particular principal amount of the Fifth Issuer Notes as the absolute owner of such Fifth Issuer Note or principal amount, as the case may be, for all purposes (whether or not such Fifth Issuer Note or principal amount shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon), and the Fifth Issuer, the Note Trustee, the Paying Agents, the Transfer Agent and the Registrar shall not be affected by any notice to the contrary. All payments made to any such registered holder of a Definitive Fifth Issuer Note or Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable in respect of such Fifth Issuer Note or principal amount, as the case may be.

20.   CURRENCY INDEMNITY

      The Fifth Issuer shall indemnify the Note Trustee, every appointee of the Note Trustee and the Noteholders and keep them indemnified against:

      (a) any liability incurred by any of them arising from the non-payment by the Fifth Issuer of any amount due to the Note Trustee or the Noteholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Fifth Issuer; and

      (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Fifth Issuer and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

      The above indemnity (and the indemnities given by the Fifth Issuer in CLAUSE 14.5 and CLAUSE 15(l)) shall constitute obligations of the Fifth Issuer separate and independent from its obligations under the other provisions of these presents and the Fifth Issuer Notes and shall apply irrespective of any indulgence granted by the Note Trustee or the Noteholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Fifth Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Noteholders and no proof or evidence of any actual loss shall be required by the Fifth Issuer or its liquidator or liquidators.

21.   ELIGIBILITY AND DISQUALIFICATION; NEW NOTE TRUSTEE

21.1  ELIGIBILITY AND DISQUALIFICATION

      This Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under Sections 310(a)(1) and 310(a)(2) of the Trust Indenture Act. The Note Trustee shall have a combined capital and surplus of at least U.S.$50,000,000 as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Note Trustee and the Fifth Issuer shall comply with the provisions of Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of
      Section 310(b)(1) of the Trust Indenture Act any deed or deeds under which other securities or certificates of interest or participation in other securities of the Fifth Issuer are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met. If at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this CLAUSE 21.1, the Note Trustee shall resign promptly in the manner and with the effect specified in CLAUSE 22.

21.2  NEW NOTE TRUSTEE

      (a) Subject to PARAGRAPH (b) below the power to appoint a new trustee of these presents shall be vested in the Fifth Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders, the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Fifth Issuer to the Principal Paying Agent, the Transfer Agent, the Registrar, the Noteholders and the Rating Agencies.

      (b) Any new trustee must (i) meet the requirements of Section 26(a)(1) of the U.S. Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the Securities Act) of the Fifth Issuer or of any person involved in the organisation or operation of the Fifth Issuer; (iii) not offer or provide credit or credit enhancement to the Fifth Issuer; and (iv) execute an agreement or instrument concerning the Fifth Issuer Notes containing provisions to the effect set forth in Section 26(a)(3) of the U.S. Investment Company Act of 1940.

21.3  SEPARATE AND CO-TRUSTEES

      Notwithstanding the provisions of SUB-CLAUSE 21.2 above, the Note Trustee may, upon giving prior notice to the Fifth Issuer (but without requiring the consent of the Fifth Issuer or the Noteholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee:

      (a) if the Note Trustee considers such appointment to be in the interests of the Noteholders;

      (b)    for  the  purposes   of  conforming  to  any  legal  requirements,
             restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

      (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or any of the other Fifth Issuer Transaction Documents against the Fifth Issuer or any other party thereto.

      The Fifth Issuer irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Note Trustee.

22.   NOTE TRUSTEE'S RETIREMENT AND REMOVAL

      A trustee of this Deed may retire at any time on giving not less than three months' prior written notice to the Fifth Issuer without giving any reason and without being responsible for any costs incurred by reason of such retirement. The Noteholders may by Extraordinary Resolution of each class of Noteholders remove any trustee or trustees for the time being of these presents. The Fifth Issuer undertakes that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution of each class of Noteholders it will use its best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If a successor trustee being a trust corporation has not been appointed within two months after the date of the notice of retirement of the Note Trustee, then the retiring Note Trustee may appoint its own successor trustee being a trust corporation.

23.   NOTE TRUSTEE'S POWERS TO BE ADDITIONAL

      The powers conferred upon the Note Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Fifth Issuer Notes.

24.   NOTICES

24.1 Any notice or demand to the Fifth Issuer or the Note Trustee to be given, made or served for any purposes under these presents shall be in writing and shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas) or facsimile transmission or by delivering it by hand to:

      (a)    FIFTH ISSUER:

             Permanent Financing (No. 5) PLC
             Blackwell House
             Guildhall Yard
             London EC2V 5AE

             For the attention of: the Directors

             Facsimile: +44 (0) 20 7556 0975

             With a copy to:

             HBOS Treasury Services plc
             33 Old Broad Street
             London EC2N 1HZ

             For the attention of: Head of Mortgage Securitisation and Covered Bonds

             Facsimile: +44 (0) 20 7574 8784

      (b)    NOTE TRUSTEE:

             The Bank of New York
             One Canada Square
             London E14 5AL

             For the attention of: Global Structured Finance - Corporate Trust

             Facsimile: + 44 (0) 20 7964 6061/6399
      or to such other address or facsimile number as shall have been notified (in accordance with this Clause) to the other party hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served on report of successful transmission.

24.2  COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS

      Noteholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Noteholders with respect to their rights under this Deed or the Fifth Issuer Notes. The Fifth Issuer, the Note Trustee, the Principal Paying Agent, the Registrar and anyone else shall have the protection of the Trust Indenture Act Section 312(c).

24.3   NOTICES TO NOTEHOLDERS

      Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail:

      (a) to all Noteholders of Definitive Fifth Issuer Notes, as the names and addresses of such Noteholders appear upon the Register; and

      (b) to such other Noteholders as have, within the two years preceding such transmission, filed their names and addresses with the Note Trustee for that purpose.

25.   RIGHTS OF THIRD PARTIES

      A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

26.   TRUST INDENTURE ACT PREVAILS

      If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the Trust Indenture Act, the required provision of the Trust Indenture Act shall prevail.

27.   CERTIFICATES AND OPINIONS

27.1  CERTIFICATE AND OPINIONS AS TO CONDITIONS PRECEDENT

      Upon any request or application by the Fifth Issuer to the Note Trustee to take any action under this Deed, the Fifth Issuer shall furnish to the Note Trustee:

      (a) an Officers' Certificate (which shall include the statements set forth in CLAUSE 27.2 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Deed or required by the Note Trustee pursuant to the terms of this Deed relating to the proposed action have been complied with; and

      (b) an Opinion of Counsel (which shall include the statements set forth in CLAUSE 27.2 below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Deed or required by the Note Trustee pursuant to the terms of this Deed relating to the proposed action have been complied with.

27.2  STATEMENTS REQUIRED IN CERTIFICATE AND OPINION

      Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Deed shall include:

      (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

28.   GOVERNING LAW

      These presents and the Fifth Issuer Notes are governed by, and shall be construed in accordance with, English law.

29.   COUNTERPARTS

      This Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.

30.   SUBMISSION TO JURISDICTION

      Each party to this Deed hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are inconvenient forum for the maintenance or hearing of such action or proceeding.

IN WITNESS WHEREOF this Deed has been executed as a deed by the Fifth Issuer and the Note Trustee and delivered on the date first stated on page 1.

                                  SCHEDULE 1

                      FORMS OF GLOBAL FIFTH ISSUER NOTES

                                    PART A

                                     (1)

                   SERIES 1 CLASS A GLOBAL FIFTH ISSUER NOTE

                                  NOTE NO. 1

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 1 CLASS A GLOBAL FIFTH ISSUER NOTE
                              representing up to

U.S.$500,000,000 SERIES 1 CLASS A ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                                DUE MARCH, 2005

     (Initial aggregate principal amount of Series 1 Class A Global Notes:
                              U.S.$[750,000,000])

This Series 1 Class A Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class A Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000)) on the Interest Payment Date falling in [June 2005] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth

      Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on PART II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on PART II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fifth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                     PART II

                                   EXCHANGES,
                           PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                          AMOUNT         PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART A

                                      (2)

                   SERIES 1 CLASS A GLOBAL FIFTH ISSUER NOTE

                                  NOTE NO. 2

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 1 CLASS A GLOBAL FIFTH ISSUER NOTE
                              representing up to

  U.S.$[250,000,000] SERIES 1 CLASS A ASSET BACKED FLOATING RATE FIFTH ISSUER
                             NOTES DUE [JUNE 2005]

     (Initial aggregate principal amount of Series 1 Class A Global Notes:
                              U.S.$[750,000,000])

This Series 1 Class A Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [two hundred and fifty million] U.S. dollars (U.S.$250,000,000) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$[250,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class A Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [two hundred and fifty million] U.S. dollars (U.S.$[250,000,000])) on the Interest

      Payment Date falling in [June 2005] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fifth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________

                                      47

                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART B

                   SERIES 1 CLASS B GLOBAL FIFTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 1 CLASS B GLOBAL FIFTH ISSUER NOTE
                              representing up to

  U.S.$[32,250,000] SERIES 1 CLASS B ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042

This Series 1 Class B Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class B Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [thirty two million two hundred and fifty thousand] U.S. dollars (U.S.) ($[32,250,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$[32,250,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class B Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [thirty two million two hundred and fifty thousand] U.S. dollars (U.S.$[32,250,000])) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust
      Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fifth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART II

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                   PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART C

                   SERIES 1 CLASS C GLOBAL FIFTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 1 CLASS C GLOBAL FIFTH ISSUER NOTE
                              representing up to

  U.S.$[27,000,000] SERIES 1 CLASS C ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042

This Series 1 Class C Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class C Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [twenty seven million] U.S. dollars (U.S.$[27,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$[27,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class C Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [twenty seven million] U.S. dollars (U.S.$[27,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fifth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART D

                   SERIES 2 CLASS A GLOBAL FIFTH ISSUER NOTE

                                  NOTE NO. 1

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 2 CLASS A GLOBAL FIFTH ISSUER NOTE
                              representing up to

U.S.$500,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                             DUE [SEPTEMBER 2027]

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                             U.S.$[1,000,000,000])

This Series 2 Class A Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated {circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class A Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment Date falling in [September 2027] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fifth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART II

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART D

                                      (2)

                   SERIES 2 CLASS A GLOBAL FIFTH ISSUER NOTE

                                  NOTE NO. 2

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 2 CLASS A GLOBAL FIFTH ISSUER NOTE
                              representing up to

         U.S.$500,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE

                    FIFTH ISSUER NOTES DUE [SEPTEMBER 2027]

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                             U.S.$[1,000,000,000])

This Series 2 Class A Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class A Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment

      Date falling in [September 2027] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART E

                   SERIES 2 CLASS B GLOBAL FIFTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 2 CLASS B GLOBAL FIFTH ISSUER NOTE
                              representing up to

  U.S.$[44,000,000] SERIES 2 CLASS B ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042

This Series 2 Class B Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class B Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [forty four million] U.S. dollars (U.S.$[44,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$[44,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class B Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [forty four million] U.S. dollars (U.S.$[44,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________

                                      83

                                    PART F

                   SERIES 2 CLASS C GLOBAL FIFTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 2 CLASS C GLOBAL FIFTH ISSUER NOTE
                              representing up to

  U.S.$[36,000,000] SERIES 2 CLASS C ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042

This Series 2 Class C Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class C Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [thirty six million] U.S. dollars (U.S.$[36,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$[36,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class C Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [thirty six million] U.S. dollars (U.S.$[36,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                   PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART G

                                      (1)

                   SERIES 3 CLASS A GLOBAL FIFTH ISSUER NOTE

                                  NOTE NO. 1

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 3 CLASS A GLOBAL FIFTH ISSUER NOTE
                              representing up to

         U.S.$500,000,000 SERIES 3 CLASS A ASSET BACKED FLOATING RATE

                    FIFTH ISSUER NOTES DUE [SEPTEMBER 2034]

     (Initial aggregate principal amount of Series 3 Class A Global Notes:
                              U.S.$[750,000,000])

This Series 3 Class A Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class A Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class A Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof fifteen hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment

      Date falling in [September 2034] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART G

                                      (2)

                   SERIES 3 CLASS A GLOBAL FIFTH ISSUER NOTE

                                  NOTE NO. 2

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 3 CLASS A GLOBAL FIFTH ISSUER NOTE
                              representing up to

         U.S.$250,000,000 SERIES 3 CLASS A ASSET BACKED FLOATING RATE

                    FIFTH ISSUER NOTES DUE [SEPTEMBER 2034]

     (Initial aggregate principal amount of Series 3 Class A Global Notes:
                              U.S.$[750,000,000])

This Series 3 Class A Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class A Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [two hundred and fifty million] U.S. dollars (U.S.$250,000,000) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$250,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class A Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [two hundred and fifty million] U.S. dollars (U.S.$250,000,000) on the Interest

      Payment Date falling in [September 2034] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART H

                   SERIES 3 CLASS B GLOBAL FIFTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 3 CLASS B GLOBAL FIFTH ISSUER NOTE
                              representing up to

  U.S.$[32,500,000] SERIES 3 CLASS B ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042

This Series 3 Class B Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class B Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [thirty two million five hundred thousand] U.S. dollars (U.S.$[32,500,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$[32,500,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class B Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [thirty two million five hundred thousand] U.S. dollars (U.S.$[32,500,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part Ii of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART I

                   SERIES 3 CLASS C GLOBAL FIFTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 3 CLASS C GLOBAL FIFTH ISSUER NOTE
                              representing up to

  U.S.$[27,000,000] SERIES 3 CLASS C ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042

This Series 3 Class C Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class C Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [twenty seven million] U.S. dollars (U.S.$[27,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding U.S.$[27,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class C Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [twenty seven million] U.S. dollars (U.S.$[27,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fifth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes, this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fifth Issuer will treat this Global Fifth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________

                                      117

                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART J

                   SERIES 4 CLASS A GLOBAL FIFTH ISSUER NOTE

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 4 CLASS A GLOBAL FIFTH ISSUER NOTE
                              representing up to

  {E}[1,000,000,000] SERIES 4 CLASS A ASSET BACKED FLOATING RATE FIFTH ISSUER
                            NOTES DUE [MARCH 2042]

This Series 4 Class A Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 4 Class A Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [one billion] euro ({E}[1,000,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding {E}[1,000,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 4 Class A Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [one billion] euro ({E}[1,000,000,000]) on the Interest Payment Date falling in June 2034 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust
      Deed) and to pay interest quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of {E}500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than {E}500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                     PART K

                   SERIES 4 CLASS B GLOBAL FIFTH ISSUER NOTE

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 4 CLASS B GLOBAL FIFTH ISSUER NOTE
                              representing up to

 {E}[43,500,000] SERIES 4 CLASS B ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 4 Class B Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 4 Class B Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [forty three million five hundred thousand] euro ({E}[43,500,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding {E}[43,500,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one Series 4 Class B Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [forty three million five hundred thousand] euro ({E}[43,500,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of {E}500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than {E}500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes this Global Fifth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART III

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART L

                   SERIES 4 CLASS C GLOBAL FIFTH ISSUER NOTE

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 4 CLASS C GLOBAL FIFTH ISSUER NOTE
                              representing up to

 {E}[36,000,000] SERIES 4 CLASS C ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 4 Class C Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 4 Class C Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [thirty six million]{circle} euro ({E}[36,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}],2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding {E}[36,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 4 Class C Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [thirty six million] euro ({E}[36,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of {E}500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than {E}500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes this Global Fifth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                     PART M

                  SERIES 5 CLASS A1 GLOBAL FIFTH ISSUER NOTE

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                  SERIES 5 CLASS A1 GLOBAL FIFTH ISSUER NOTE
                              representing up to

{E}[750,000,000] SERIES 5 CLASS A1 ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 5 Class A1 Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 5 Class A1 Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [seven hundred and fifty million] euro ({E}[750,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding {E}[750,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 5 Class A1 Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [seven hundred and fifty million] euro ({E}[750,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest annually or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of {E}500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than {E}500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth

      Issuer Note for Definitive Fifth Issuer Notes this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART N

                  SERIES 5 CLASS A2 GLOBAL FIFTH ISSUER NOTE

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                  SERIES 5 CLASS A2 GLOBAL FIFTH ISSUER NOTE
                              representing up to

  {pound-sterling}[750,000,000] SERIES 5 CLASS A2 ASSET BACKED FLOATING RATE
                       FIFTH ISSUER NOTES DUE JUNE 2042

This Series 5 Class A2 Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 5 Class A2 Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [seven hundred and fifty million] pounds sterling ({pound-sterling}[750,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding {pound-sterling}[750,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 5 Class A2 Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [seven hundred and fifty million] pounds sterling ({pound-sterling}[750,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of {pound-sterling}1,000 or {pound-sterling}10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes this Global Fifth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART IV

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                     {pound-sterling}    {pound-sterling}   {pound-sterling}
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                     {pound-sterling}    {pound-sterling}   {pound-sterling}
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART O

                   SERIES 5 CLASS B GLOBAL FIFTH ISSUER NOTE

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 5 CLASS B GLOBAL FIFTH ISSUER NOTE
                              representing up to

{pound-sterling}[47,000,000] SERIES 5 CLASS B ASSET BACKED FLOATING RATE FIFTH
                          ISSUER NOTES DUE JUNE 2042

This Series 5 Class B Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 5 Class B Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [forty seven million] pounds sterling ({pound-sterling}[47,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding {pound-sterling}[47,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one Series 5 Class B Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [forty seven million] pounds sterling ({pound-sterling}[47,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of {pound-sterling}1,000 or {pound-sterling}10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes this Global Fifth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global

      Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                     {pound-sterling}    {pound-sterling}   {pound-sterling}
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                     {pound-sterling}    {pound-sterling}   {pound-sterling}
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART P

                   SERIES 5 CLASS C GLOBAL FIFTH ISSUER NOTE

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

                   SERIES 5 CLASS C GLOBAL FIFTH ISSUER NOTE
                              representing up to

{pound-sterling}[39,000,000] SERIES 5 CLASS C ASSET BACKED FLOATING RATE FIFTH
                          ISSUER NOTES DUE JUNE 2042

This Series 5 Class C Global Fifth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 5 Class C Fifth Issuer Notes of PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER), designated as specified in the title hereof (the FIFTH ISSUER NOTES), limited to the aggregate principal amount of up to [thirty nine million] pounds sterling ({pound-sterling}[39,000,000]) and constituted by a Fifth Issuer Trust Deed dated [{circle}], 2004 (the FIFTH ISSUER TRUST DEED) between the Fifth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fifth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fifth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood (the FIFTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fifth Issuer Trust Deed and this Fifth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fifth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fifth Issuer Note shall be that amount not exceeding {pound-sterling}[39,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 5 Class C Global Fifth Issuer Notes. This Global Fifth Issuer Note is evidence of entitlement only. Title to the Global Fifth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fifth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fifth Issuer Note the Fifth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fifth Issuer Note (being at the date hereof [thirty nine million] pounds sterling ({pound-sterling}[39,000,000]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fifth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fifth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FIFTH ISSUER NOTES AND PURCHASES

      This Global Fifth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fifth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fifth Issuer Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the relevant Fifth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fifth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fifth Issuer, and the Fifth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fifth Issuer Note for Definitive Fifth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fifth Issuer Note shall surrender this Global Fifth Issuer Note to or to the order of the Registrar. In exchange for this Global Fifth Issuer Note the Fifth Issuer will deliver, or procure the delivery of, Definitive Fifth Issuer Notes in registered form in denominations of {pound-sterling}1,000 or {pound-sterling}10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fifth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fifth Issuer Note in accordance with the Fifth Issuer Trust Deed, the Conditions and the Fifth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part Ii of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fifth Issuer Note for Definitive Fifth Issuer Notes this Global Fifth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global

      Fifth Issuer Note requests, returned to it together with any relevant Definitive Fifth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fifth Issuer Note has been extinguished, this Global Fifth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge. Payments of principal and interest in respect of Fifth Issuer Notes represented by this Global Fifth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fifth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fifth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fifth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fifth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fifth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fifth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fifth Issuer has in the Fifth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fifth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fifth Issuer has caused this Global Fifth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 5) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fifth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FIFTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FIFTH ISSUER
                     {pound-sterling}    {pound-sterling}   {pound-sterling}
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fifth Issuer Notes and purchases and cancellations of a part of this Global Fifth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT          PART OF PRINCIPAL    FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FIFTH      PURCHASED AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FIFTH ISSUER
                     {pound-sterling}    {pound-sterling}   {pound-sterling}
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                  SCHEDULE 2

                    FORMS OF DEFINITIVE FIFTH ISSUER NOTES

                                    PART 1

                 SERIES 1 CLASS A DEFINITIVE FIFTH ISSUER NOTE


-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

  U.S.$[750,000,000] SERIES 1 CLASS A ASSET BACKED FLOATING RATE FIFTH ISSUER
                             NOTES DUE [JUNE 2005]

                   (the SERIES 1 CLASS A FIFTH ISSUER NOTES)

This Series 1 Class A Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 1 Class A Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 1 Class A Fifth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 1 Class A Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/arethe registered holder(s) of one of the above-mentioned registered Series 1 Class A Fifth Issuer Notes, such Series 1 Class A Fifth Issuer Notes being in
the  denomination of U.S.$         (          U.S. dollars) and is/are entitled
on the Interest Payment Date falling in [June 2005] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 1 Class A Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 1 Class A Fifth Issuer Note at rates determined in accordance with the Conditions payable monthly or quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 1 Class A Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 1 Class A Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$ .......................... principal  amount  of  this  Series  1 Class A
Fifth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing ..................... as attorney  to transfer such principal amount of this Series 1 Class A Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 1 Class A Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 2

                 SERIES 1 CLASS B DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

  U.S.$[32,250,000] SERIES 1 CLASS B ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042
                   (the SERIES 1 CLASS B FIFTH ISSUER NOTES)

This Series 1 Class B Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between Permanent Financing (No. 5) PLC (the FIFTH ISSUER) and The Bank of New York, as trustee for the holders of the Series 1 Class B Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 1 Class B Fifth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 1 Class B Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 1 Class B Fifth Issuer Notes, such Series 1 Class B Fifth Issuer Notes being in
the  denomination of  U.S.$                (                 U.S.  dollars) and
is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 1 Class B Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 1 Class B Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 1 Class B Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By   ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 1 Class B Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$ ............................... principal amount of this Series 1 Class B
Fifth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing....................... as attorney to transfer such principal amount of this Series 1 Class B Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 1 Class B Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 3

                 SERIES 1 CLASS C DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

  U.S.$[27,000,000] SERIES 1 CLASS C ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042
                   (the SERIES 1 CLASS C FIFTH ISSUER NOTES)

This Series 1 Class C Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between Permanent Financing (No. 5) PLC (the FIFTH ISSUER) and The Bank of New York, as trustee for the holders of the Series 1 Class C Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 1 Class C Fifth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 1 Class C Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 1 Class C Fifth Issuer Notes, such Series 1 Class C Fifth Issuer Notes being in
the denomination of U.S.$                  (                  U.S. dollars) and
is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions (the Series 1 Class C Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 1 Class C Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 1 Class C Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 1 Class C Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$....................... principal  amount  of  this Series 1 Class C Fifth
Issuer  Note  and  all  rights hereunder, hereby irrevocably  constituting  and appointing....................... as attorney to transfer such principal amount of this Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Series 1 Class C Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 1 Class C Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 4

                 SERIES 2 CLASS A DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

 U.S.$[1,000,000,000] SERIES 2 CLASS A ASSET BACKED FLOATING RATE FIFTH ISSUER
                          NOTES DUE [SEPTEMBER 2027]
                   (the SERIES 2 CLASS A FIFTH ISSUER NOTES)

This Series 2 Class A Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 2 Class A Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 2 Class A Fifth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 2 Class A Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 2 Class A Fifth Issuer Notes, such Series 2 Class A Fifth Issuer Notes being in
the   denomination  of   U.S.$                         (                   U.S.
dollars) and is/are entitled on the Interest Payment Date falling in [September 2027] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 2 Class A Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 2 Class A Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 2 Class A Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 2 Class A Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$............................  principal  amount  of this  Series 2 Class A
Fifth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing  .........  as attorney to transfer  such  principal  amount of this
Series 2 Class A Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 2 Class A Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 5

                 SERIES 2 CLASS B DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

  U.S.$[44,000,000] SERIES 2 CLASS B ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042
                   (the SERIES 2 CLASS B FIFTH ISSUER NOTES)

This Series 2 Class B Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 2 Class B Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 2 Class B Fifth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 2 Class B Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 2 Class B Fifth Issuer Notes, such Series 2 Class B Fifth Issuer Notes being in
the  denomination  of  U.S.$                          (                    U.S.
dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 2 Class B Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 2 Class B Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 2 Class B Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 2 Class B Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.........................  principal amount of this Series 2 Class B Fifth
Issuer  Note and all rights  hereunder,  hereby  irrevocably  constituting  and appointing.................... as attorney to transfer such principal amount of this Series 2 Class B Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 2 Class B Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 6

                 SERIES 2 CLASS C DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

  U.S.$[36,000,000] SERIES 2 CLASS C ASSET BACKED FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042
                   (the SERIES 2 CLASS C FIFTH ISSUER NOTES)

This Series 2 Class C Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 2 Class C Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 2 Class C Fifth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 2 Class C Fifth Issuer Notes.

THIS IS TO CERTIFY  that

is/are the registered holder(s) of one of the above-mentioned registered Series 2 Class C Fifth Issuer Notes, such Series 2 Class C Fifth Issuer Notes being
in the denomination of U.S.$                     (                        U.S.
dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 2 Class C Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 2 Class C Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 2 Class C Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 2 Class C Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$............................  principal  amount  of this  Series 2 Class C
Fifth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing....................... as attorney to transfer such principal amount of this Series 2 Class C Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 2 Class C Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 7

                 SERIES 3 CLASS A DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

  U.S.$[750,000,000] SERIES 3 CLASS A ASSET BACKED FLOATING RATE FIFTH ISSUER
                          NOTES DUE [SEPTEMBER 2034]
                   (the SERIES 3 CLASS A FIFTH ISSUER NOTES)

This Series 3 Class A Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 3 Class A Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 3 Class A Fifth Issuer Notes in denominations of US$1,000 or US$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 3 Class A Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 3 Class A Fifth Issuer Notes, such Series 3 Class A Fifth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in [September 2034] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 3 Class A Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 3 Class A Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 3 Class A Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 3 Class A Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$  ...........................  principal  amount of this  Series 3 Class A
Fifth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing .....................  as attorney to transfer such principal amount of this Series 3 Class A Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 3 Class A Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 8

                 SERIES 3 CLASS B DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

US$[32,500,000] SERIES 3 CLASS B ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                                 DUE JUNE 2042
                   (the SERIES 3 CLASS B FIFTH ISSUER NOTES)

This Series 3 Class B Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 3 Class B Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 3 Class B Fifth Issuer Notes in denominations of US$1,000 or US$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 3 Class B Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 3 Class B Fifth Issuer Notes, such Series 3 Class B Fifth Issuer Notes being in
the denomination of U.S.$                         (                        U.S.
dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 3 Class B Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 3 Class B Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 3 Class B Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 3 Class B Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 3 Class B Fifth
Issuer  Note and all rights  hereunder,  hereby  irrevocably  constituting  and appointing....................... as attorney to transfer such principal amount of this Series 3 Class B Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 3 Class B Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 9

                 SERIES 3 CLASS C DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]                   [ISIN:]                     [SERIES]
                                 [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

US$[27,000,000] SERIES 3 CLASS C ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                                 DUE JUNE 2042
                   (the SERIES 3 CLASS C FIFTH ISSUER NOTES)

This Series 3 Class C Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 3 Class C Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 3 Class C Fifth Issuer Notes in denominations of US$1,000 or US$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 3 Class C Fifth Issuer Notes.

THIS IS TO CERTIFY  that

is/are the registered holder(s) of one of the above-mentioned registered Series 3 Class C Fifth Issuer Notes, such Series 3 Class C Fifth Issuer Notes being in
the  denomination  of   U.S.$                        (                     U.S.
dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 3 Class C Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    U.S.$             (                                       U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 3 Class C Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 3 Class C Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 3 Class C Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 3 Class C Fifth
Issuer  Note and all rights  hereunder,  hereby  irrevocably  constituting  and appointing ..................  as attorney to transfer such principal amount of this Series 3 Class C Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 3 Class C Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 10

                 SERIES 4 CLASS A DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
   [500,000]             [ISIN: ]             [SERIES]           [SERIAL NO.]
-------------------------------------------------------------------------------

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

{E}[1,000,000,000] SERIES 4 CLASS A ASSET BACKED FLOATING RATE FIFTH ISSUER
                            NOTES DUE [MARCH 2042]
                  (the SERIES 4 CLASS A1 FIFTH ISSUER NOTES)

This Series 4 Class A Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated
[{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 4 Class A Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 4 Class A Fifth Issuer Notes in denominations of {E}500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than {E}500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 4 Class A Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 4 Class A Fifth Issuer Notes, such Series 4 Class A Fifth Issuer Notes being in
the denomination  of  {E}        (            euro)  and is/are entitled on the
Interest Payment Date falling in [March 2042] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 4 Class A Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

           {E}                     (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 4 Class A Fifth Issuer Note at rates determined in accordance with the said Conditions payable quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 4 Class A Fifth Issuer Note has been executed on behalf of the Fifth Issuer.


PERMANENT FINANCING (NO. 5) PLC

By:..............................
     Director

By:..............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 4 Class A Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{E}.........................  principal  amount of this  Series 4 Class A Fifth
Issuer  Note and all rights  hereunder,  hereby  irrevocably  constituting  and appointing ...................... as attorney to transfer such principal amount of this Series 4 Class A Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 4 Class A Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 11

                 SERIES 4 CLASS B DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
   [500,000]             [ISIN:]              [SERIES]           [SERIAL NO.]
-------------------------------------------------------------------------------

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

 {E}[43,500,000] SERIES 4 CLASS B ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                                 DUE JUNE 2042
                   (the SERIES 4 CLASS B FIFTH ISSUER NOTES)

This Series 4 Class B Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated
[{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 4 Class B Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 4 Class B Fifth Issuer Notes in denominations of {E}500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than {E}500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 4 Class B Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 4 Class B Fifth Issuer Notes, such Series 4 Class B Fifth Issuer Notes being in
the denomination of {E}                    (                          euro) and
is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 4 Class B Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

           {E}                     (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 4 Class B Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 4 Class B Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:..............................
     Director

By:..............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 4 Class B Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{E}.........................  principal  amount of this  Series 4 Class B Fifth
Issuer  Note and all rights  hereunder,  hereby  irrevocably  constituting  and appointing....................... as attorney to transfer such principal amount of this Series 4 Class B Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 4 Class B Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 12

                 SERIES 4 CLASS C DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
   [500,000]             [ISIN: ]             [SERIES]           [SERIAL NO.]
-------------------------------------------------------------------------------

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

 {E}[36,000,000] SERIES 4 CLASS C ASSET BACKED FLOATING RATE FIFTH ISSUER NOTES
                                 DUE JUNE 2042
                   (the SERIES 4 CLASS C FIFTH ISSUER NOTES)

This Series 4 Class C Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated
[{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 4 Class C Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 4 Class C Fifth Issuer Notes in denominations of {E}500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than {E}500,00) as the Note Trustee shall determine and notify to the holders of the relevant Series 4 Class C Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 4 Class C Fifth Issuer Notes, such Series 4 Class C Fifth Issuer Notes being in
the denomination of{E}                     (                          euro) and
is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 4 Class C Fifth Issuer Notes (the Conditions) endorsed hereon) to the repayment of such principal sum of:

           {E}                     (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 4 Class C Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 4 Class C Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 4 Class C Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{E}.........................  principal  amount of this  Series 4 Class C Fifth
Issuer  Note and all rights  hereunder,  hereby  irrevocably  constituting  and appointing ...................... as attorney to transfer such principal amount of this Series 4 Class C Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 4 Class C Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 13

                SERIES 5 CLASS A1 DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
   [1,000/10,000]        [ISIN:]              [SERIES]           [SERIAL NO.]
-------------------------------------------------------------------------------

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

 {E}750,000,000 SERIES 5 CLASS A1 ASSET BACKED FIXED-FLOATING RATE FIFTH ISSUER
                              NOTES DUE JUNE 2042
                  (the SERIES 5 CLASS A1 FIFTH ISSUER NOTES)

This Series 5 Class A1 Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated
[{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 5 Class A1 Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 5 Class A1 Fifth Issuer Notes in denominations of {E}500,000, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine (which must be higher than {E}500,000) and notify to the holders of the relevant Series 5 Class A1 Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 5 Class A1 Fifth Issuer Notes, such Series 5 Class A1 Fifth Issuer Notes being
in the  denomination of {E}         (          euro) and is/are entitled on the
Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 5 Class A1 Fifth Issuer Notes (the CONDITIONS endorsed hereon) to the repayment of such principal sum of:

         {E}                         (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 5 Class A1 Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in annually or arrear, as the case may be, on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 5 Class A1 Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 5 Class A1 Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{E}.........................  principal  amount of this Series 5 Class A1 Fifth
Issuer  Note  and  all rights hereunder, hereby  irrevocably  constituting  and appointing ...................... as attorney to transfer such principal amount of this Series 5 Class A1 Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 5 Class A1 Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 14

                SERIES 5 CLASS A2 DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
   [1,000/10,000]        [ISIN:]              [SERIES]           [SERIAL NO.]
-------------------------------------------------------------------------------

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

  {pound-sterling}[750,000,000] SERIES 5 CLASS A2 ASSET BACKED FLOATING RATE
                       FIFTH ISSUER NOTES DUE JUNE 2042
                  (the SERIES 5 CLASS A2 FIFTH ISSUER NOTES)

This Series 5 Class A2 Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 5 Class A2 Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 5 Class A2 Fifth Issuer Notes in denominations of {pound-sterling}1,000 or {pound-sterling}10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 5 Class A2 Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 5 Class A2 Fifth Issuer Notes, such Series 5 Class A2 Fifth Issuer Notes being
in  the  denomination of {pound-sterling}       (              pounds sterling)
and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 5 Class A2 Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    {pound-sterling}                 (                          pounds sterling)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 5 Class A2 Fifth Issuer Note at rates determined in accordance with the said Conditions payable quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 5 Class A2 Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 5 Class A2 Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{pound-sterling}............  principal  amount of this Series 5 Class A2 Fifth
Issuer  Note and all rights  hereunder,  hereby  irrevocably  constituting  and appointing....................... as attorney to transfer such principal amount of this Series 5 Class A2 Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 5 Class A2 Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 15

                 SERIES 5 CLASS B DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
   [1,000/10,000]        [ISIN:]              [SERIES]           [SERIAL NO.]
-------------------------------------------------------------------------------

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

{pound-sterling}[47,000,000] SERIES 5 CLASS B ASSET BACKED FLOATING RATE FIFTH
                          ISSUER NOTES DUE JUNE 2042
                   (the SERIES 5 CLASS B FIFTH ISSUER NOTES)

This Series 5 Class B Fifth Issuer Note forms one of a series of notes constituted by a fifth issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 5 Class B Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 5 Class B Fifth Issuer Notes in denominations of {pound-sterling}1,000 or {pound-sterling}10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 5 Class B Fifth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 5 Class B Fifth Issuer Notes, such Series 5 Class B Fifth Issuer Notes being in
the                               denomination                               of
{pound-sterling}                      (                          pounds
sterling) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 5 Class B Fifth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

    {pound-sterling}                (                          pounds sterling)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 5 Class B Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 5 Class B Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 5 Class B Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{pound-sterling}............  principal amount of this Series 5 Class  B  Fifth
Issuer  Note  and all rights hereunder,  hereby  irrevocably  constituting  and appointing.....................................................................
as attorney to transfer such principal amount of this Series 5 Class B Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 5 Class B Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 16

                 SERIES 5 CLASS C DEFINITIVE FIFTH ISSUER NOTE

-------------------------------------------------------------------------------
   [1,000/10,000]        [ISIN:]              [SERIES]           [SERIAL NO.]
-------------------------------------------------------------------------------

THIS FIFTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FIFTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 5) PLC

(Incorporated with limited liability in England with registered number 5114399)

{pound-sterling}[39,000,000] SERIES 5 CLASS C ASSET BACKED FLOATING RATE FIFTH
                          ISSUER NOTES DUE JUNE 2042
                   (the SERIES 5 CLASS C FIFTH ISSUER NOTES)

This Series 5 Class C Fifth Issuer Note forms one of a series of notes constituted by a second issuer trust deed (the FIFTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 5) PLC (the FIFTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 5 Class C Fifth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 5 Class C Fifth Issuer Notes in denominations of {pound-sterling}1,000/10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 5 Class C.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 5 Class C Fifth Issuer Notes, such Series 5 Class C Fifth Issuer Notes being
in    the    denomination    of    {pound-sterling}                          (
                                pounds  sterling)  and is/are  entitled  on the
Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 5 Class C Fifth Issuer Notes (the Conditions) endorsed hereon) to the repayment of such principal sum of:

    {pound-sterling}                  (                     pounds sterling)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 5 Class C Fifth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fifth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 5 Class C Fifth Issuer Note has been executed on behalf of the Fifth Issuer.

PERMANENT FINANCING (NO. 5) PLC

By:  ............................
     Director

By:  ............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 5 Class C Fifth Issuer Note is duly authenticated without recourse, warranty or liability.


..................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FIFTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{pound-sterling}............  principal amount of this Series 5 Class  C  Fifth
Issuer  Note  and all rights hereunder,  hereby  irrevocably  constituting  and appointing....................... as attorney to transfer such principal amount of this Series 5 Class C Fifth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 5) PLC with full power of substitution.

Signature(s).....................

Date:............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fifth Issuer Trust Deed and the Fifth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 5 Class C Fifth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                  SCHEDULE 3

                TERMS AND CONDITIONS OF THE FIFTH ISSUER NOTES

    [SUBJECT TO FURTHER UPDATE: FINAL FORM OF TERMS AND CONDITIONS WILL BE
                                   INSERTED]



The following are the Terms and Conditions (the "CONDITIONS" and any reference to a "CONDITION" shall be construed accordingly) of the Fifth Issuer Notes in the form (subject to amendment) in which they will be set out in the Fifth Issuer Trust Deed (as defined below).

The Fifth Issuer Notes, as more fully defined in Condition 17 below, of Permanent Financing (No. 5) PLC (the "FIFTH ISSUER") are constituted by a trust deed (the "FIFTH ISSUER TRUST DEED", which expression includes such trust deed as from time to time modified in accordance with the provisions therein contained and any deed or other document expressed to be supplemental thereto as from time to time so modified) dated [{circle}], 2004 (the "CLOSING DATE") and made between the Fifth Issuer and The Bank of New York (in this capacity, the "NOTE TRUSTEE", which expression includes its successors or any further or other note trustee under the Fifth Issuer Trust Deed) as trustee for the Fifth Issuer Noteholders (as defined in Condition 17).

The security for the Fifth Issuer Notes is created pursuant to, and on the terms set out in, a deed of charge dated on or about the Closing Date (the "FIFTH ISSUER DEED OF CHARGE", which expression includes such deed of charge as from time to time modified in accordance with the provisions therein contained and any deed or other document expressed to be supplemental thereto as from time to time so modified) dated on or about the Closing Date and made between, inter alios, the Fifth Issuer and The Bank of New York (in this capacity, the "SECURITY TRUSTEE", which expression includes its successors or any other security trustee under the Fifth Issuer Deed of Charge).

By a paying agent and agent bank agreement dated on or about the Closing Date (the "FIFTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT", which expression includes such paying agent and agent bank agreement as from time to time modified in accordance with the provisions contained therein and any agreement, deed or other document expressed to be supplemental thereto as from time to time so modified) and made between the Fifth Issuer, the Note Trustee, Citibank, N.A., London Branch, as principal paying agent in the United Kingdom (the "PRINCIPAL PAYING AGENT") and as agent bank (the "AGENT BANK"), Citibank, N.A., acting through its New York office as paying agent in the United States of America (the "US PAYING AGENT" together with the Principal Paying Agent and any further or other paying agents for the time being appointed under the Fifth Issuer Paying Agent and Agent Bank Agreement, the "PAYING AGENTS") and Citibank, N.A., as registrar (the "REGISTRAR") and as transfer agent (the "TRANSFER AGENT"), provision is made for, inter alia, the payment of principal and interest in respect of the Fifth Issuer Notes. Certain statements in these Conditions include summaries of, and are subject to, the detailed provisions of the Fifth Issuer Trust Deed, the Fifth Issuer Deed of Charge and the Fifth Issuer Paying Agent and Agent Bank Agreement. The Fifth Issuer Notes are also subject to Fifth Issuer Dollar Currency Swap Agreements, the Fifth Issuer Euro Currency Swap Agreements or the Fifth Issuer Interest Rate Swap Agreement (each as defined in Condition 17).

Copies of the Fifth Issuer Trust Deed, the Fifth Issuer Deed of Charge, the Fifth Issuer Paying Agent and Agent Bank Agreement, an amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents dated on or about the Closing Date and the Fifth Issuer master definitions and construction schedule dated on or about the Closing Date, signed for identification purposes by Allen & Overy LLP and Sidley Austin Brown & Wood (together, the "MASTER DEFINITIONS AND CONSTRUCTION SCHEDULES") and each of the other Fifth Issuer Transaction Documents are available for inspection at the head office for the time being of (i) the Principal Paying

Agent, being at the date hereof 5 Carmelite Street, London EC4Y OPA and (ii) the US Paying Agent, being at the date hereof 14th Floor, Zone 3, 111 Wall Street, New York, New York 10043. The Fifth Issuer Noteholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of, and definitions contained in, the Fifth Issuer Trust Deed, the Fifth Issuer Deed of Charge, the Fifth Issuer Intercompany Loan Agreement, the Funding 1 Deed of Charge, the Fifth Issuer Cash Management Agreement, the Fifth Issuer Paying Agent and Agent Bank Agreement, the Fifth Issuer Swap Agreements and the other Fifth Issuer Transaction Documents.

Capitalised terms used and not otherwise defined in these Conditions shall bear the meanings given to them in the Master Definitions and Construction Schedules, which may be obtained and inspected as described above.

The issue of the Fifth Issuer Notes was authorised by a resolution of the Board of Directors of the Fifth Issuer passed on [{circle}], 2004.

1.    FORM, DENOMINATION AND TITLE

(A)   Form and Denomination

      The Dollar Fifth Issuer Notes will initially be offered and sold pursuant to a registration statement filed with the United States Securities and Exchange Commission. Each class of the Dollar Fifth Issuer Notes will initially be represented by a separate global note in registered form (the "SERIES 1 CLASS A GLOBAL FIFTH ISSUER NOTE", the "SERIES 1 CLASS B GLOBAL FIFTH ISSUER NOTE", the "SERIES 1 CLASS C GLOBAL FIFTH ISSUER NOTE", the "SERIES 2 CLASS A GLOBAL FIFTH ISSUER NOTE", the "SERIES 2 CLASS B GLOBAL FIFTH ISSUER NOTE", the "SERIES 2 CLASS C GLOBAL FIFTH ISSUER NOTE", the "SERIES 3 CLASS A GLOBAL FIFTH ISSUER NOTE", the "SERIES 3 CLASS B GLOBAL FIFTH ISSUER NOTES" and the "SERIES 3 CLASS C GLOBAL FIFTH ISSUER NOTE" together, the "DOLLAR GLOBAL FIFTH ISSUER NOTES"), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate Principal Amount Outstanding from time to time of the Dollar Fifth Issuer Notes. The Dollar Global Fifth Issuer Notes will be deposited with Citibank, N.A., as custodian for, and registered in the name of a nominee of, The Depository Trust Company ("DTC").

      The Reg S Fifth Issuer Notes will initially be offered and sold outside the United States to non-US persons pursuant to Regulation S ("REG S") under the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

      Each class of the Reg S Fifth Issuer Notes will initially be represented by a separate global note in registered form (the "SERIES 4 CLASS A
      GLOBAL FIFTH ISSUER NOTE", the "SERIES 4 CLASS B GLOBAL FIFTH ISSUER NOTE", the "SERIES 4 CLASS C GLOBAL FIFTH ISSUER NOTE", the "SERIES 5 CLASS A1 GLOBAL FIFTH ISSUER NOTE", together, the "EURO GLOBAL FIFTH ISSUER NOTES"; and the "SERIES 5 CLASS A2 GLOBAL FIFTH ISSUER NOTE", the "SERIES 5 CLASS B GLOBAL FIFTH ISSUER NOTE" and the "SERIES 5 CLASS C GLOBAL FIFTH ISSUER NOTE", together, the "STERLING GLOBAL FIFTH ISSUER NOTE"; and, together with the Euro Global Fifth Issuer Notes, the "REG S GLOBAL FIFTH ISSUER NOTES"), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate Principal Amount Outstanding from time to time of the Reg S Fifth Issuer Notes. The Reg S Global Fifth Issuer Notes will be deposited with Citibank, N.A., London Branch as common depositary for, and registered in the name of a nominee of, Citibank, N.A., London Branch as common depositary for Clearstream Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") and Euroclear Bank S.A./ N.V., as operator of the Euroclear System ("EUROCLEAR").

      The Dollar Global Fifth Issuer Notes and the Reg S Global Fifth Issuer Notes are collectively referred to herein as the "GLOBAL FIFTH ISSUER NOTES".

      For so long as any Fifth Issuer Notes are represented by a Global Fifth Issuer Note, transfers and exchanges of beneficial interests in such Global Fifth Issuer Notes and entitlement to payments thereunder will be effected subject to and in accordance with the rules and procedures from time to time of DTC, in the case of the Dollar Global Fifth Issuer Notes, and Euroclear and/or Clearstream, Luxembourg in the case of the Reg S Global Fifth Issuer Notes.

      A Global Fifth Issuer Note will be exchanged for Fifth Issuer Notes of the relevant series and class in definitive registered form ("DEFINITIVE FIFTH ISSUER NOTES") only if any of the following applies:

      (i) (in the case of Dollar Global Fifth Issuer Notes) DTC has notified the Fifth Issuer that it is at any time unwilling or unable to continue as holder of such Global Fifth Issuer Notes or is at any time unwilling or unable to continue as, or has ceased to be, a clearing agency registered under the Exchange Act, and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fifth Issuer within 90 days of such notification or (in the case of the Reg S Global Fifth Issuer Notes) both Euroclear and Clearstream, Luxembourg are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; or

      (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof) or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or in the application of such laws or regulations, which becomes effective on or after the Closing Date, the Fifth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fifth Issuer Notes which would not be required were the Fifth Issuer Notes in definitive registered form.

      If Definitive Fifth Issuer Notes are issued, the beneficial interests represented by the Dollar Global Fifth Issuer Notes of each series and class and by the Reg S Global Fifth Issuer Notes of each series and class shall be exchanged by the Fifth Issuer for Fifth Issuer Notes of such series and classes in definitive form (the "DOLLAR DEFINITIVE FIFTH ISSUER NOTES" and "REG S DEFINITIVE FIFTH ISSUER NOTES" respectively). The aggregate principal amount of the Dollar Definitive Fifth Issuer Notes and the Reg S Definitive Fifth Issuer Notes shall be equal to the Principal Amount Outstanding at the date on which notice of exchange is given of the corresponding Dollar Global Fifth Issuer Notes of each series and class and the corresponding Reg S Global Fifth Issuer Notes of each series and class, respectively, subject to and in accordance with the detailed provisions of these Conditions, the Fifth Issuer Paying Agent and Agent Bank Agreement, the Fifth Issuer Trust Deed and the relevant Global Fifth Issuer Note.

      Definitive Fifth Issuer Notes of each class (which, if issued, will be in the denominations set out below) will be serially numbered and will be issued in registered form only.

      The denominations of the Fifth Issuer Notes in global and (if issued) definitive form will be as follows:

      *     Dollar Fifth Issuer Notes: $1,000 and $10,000;

      *     Euro Fifth Issuer Notes: {E}500,000; and



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      *     Sterling    Fifth   Issuer   Notes:    {pound-sterling}1,000    and
            {pound-sterling}10,000,

      and integral multiples thereof, and in such other denominations (which, in respect of the Euro Fifth Issuer Notes, must be higher than {E}500,000) as the Note Trustee shall determine and notify to the relevant Fifth Issuer Noteholders.

      References to "FIFTH ISSUER NOTES" shall include the Global Fifth Issuer Notes and the Definitive Fifth Issuer Notes.

(B)   Title

      Title to the Global Fifth Issuer Notes shall pass by and upon registration in the register (the "REGISTER") which the Fifth Issuer shall procure to be kept by the Registrar. The registered holder of any Global Fifth Issuer Note may (to the fullest extent permitted by applicable laws) be deemed and treated at all times, by all persons and for all purposes (including the making of any payments), as the absolute owner of such Global Fifth Issuer Note regardless of any notice of ownership, theft or loss of any trust or other interest therein or of any writing thereon (other than the endorsed form of transfer).

      Title to a Definitive Fifth Issuer Note shall only pass by and upon registration in the Register. Such Definitive Fifth Issuer Notes may be transferred in whole (but not in part) upon the surrender of the relevant Definitive Fifth Issuer Note, with the form of transfer endorsed on it duly completed and executed, at the specified office of the Registrar or the Transfer Agent. All transfers of such Definitive Fifth Issuer Notes are subject to any restrictions on transfer set forth on such Definitive Fifth Issuer Notes and the detailed regulations concerning transfers in the Fifth Issuer Paying Agent and Agent Bank Agreement.

      Each new Definitive Fifth Issuer Note to be issued upon transfer of such Definitive Fifth Issuer Note will, within five Business Days of receipt and surrender of such Definitive Fifth Issuer Note (duly completed and executed) for transfer, be available for delivery to the specified office of the Registrar or be mailed at the risk of the transferee entitled to such Definitive Fifth Issuer Note to such address as may be specified in the relevant form of transfer.

      Registration of a Definitive Fifth Issuer Note on transfer will be effected without charge by the Registrar, but subject to payment of (or the giving of such indemnity as the Registrar may require for) any tax or other government charges which may be imposed in relation to it.

      The Fifth Issuer Notes are not issuable in bearer form.

2.    STATUS, SECURITY AND PRIORITY

(A)   Status of the Class A Fifth Issuer Notes

      The Series 1 Class A Fifth Issuer Notes, the Series 2 Class A Fifth Issuer Notes, the Series 3 Class A Fifth Issuer Notes, the Series 4 Class A Fifth Issuer Notes and the Series 5 Class A Fifth Issuer Notes (together, the "CLASS A FIFTH ISSUER NOTES") constitute direct, secured and unconditional obligations of the Fifth Issuer and are secured by the same security that secures the Class B Fifth Issuer Notes (as defined below) and the Class C Fifth Issuer Notes (as defined below). Subject to the provisions of Condition 5 below, the Class A Fifth Issuer Notes rank, irrespective of series, pari passu without preference or priority amongst themselves. Subject to the provisions of Condition 5 below and subject to the relevant scheduled and permitted redemption dates or other payment conditions of the Fifth Issuer Notes set out in the Fifth Issuer Cash Management Agreement, the Fifth Issuer Deed of Charge, the Funding 1



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      Deed of Charge and the other Fifth Issuer Transaction Documents, payments of principal and interest on the Class A Fifth Issuer Notes will be senior to payments of principal and interest on the Class B Fifth Issuer Notes and the Class C Fifth Issuer Notes.

(B)   Status of the Class B Fifth Issuer Notes

      The Series 1 Class B Fifth Issuer Notes, the Series 2 Class B Fifth Issuer Notes, the Series 3 Class B Fifth Issuer Notes, the Series 4 Class B Fifth Issuer Notes and the Series 5 Class B Fifth Issuer Notes (together, the "CLASS B FIFTH ISSUER NOTES") constitute direct, secured and unconditional obligations of the Fifth Issuer and are secured by the same security that secures the Class A Fifth Issuer Notes and the Class C Fifth Issuer Notes. The Class B Fifth Issuer Notes rank, irrespective of series, pari passu without preference or priority amongst themselves. Subject to the provisions of Condition 5 below and subject to the relevant scheduled and permitted redemption dates or other payment conditions of the Fifth Issuer Notes set out in the Fifth Issuer Cash Management Agreement, the Fifth Issuer Deed of Charge, the Funding 1 Deed of Charge and the other Fifth Issuer Transaction Documents, payments of principal and interest on the Class B Fifth Issuer Notes are subordinated to payments of principal and interest on the Class A Fifth Issuer Notes and will be senior to payments of principal and interest on the Class C Fifth Issuer Notes.

(C)   Status of the Class C Fifth Issuer Notes

      The Series 1 Class C Fifth Issuer Notes, the Series 2 Class C Fifth Issuer Notes, the Series 3 Class C Fifth Issuer Notes, the Series 4 Class C Fifth Issuer Notes and the Series 5 Class C Fifth Issuer Notes (together, the "CLASS C FIFTH ISSUER NOTES") constitute direct, secured and unconditional obligations of the Fifth Issuer and are secured by the same security that secures the Class A Fifth Issuer Notes and the Class B Fifth Issuer Notes. The Class C Fifth Issuer Notes rank, irrespective of series, pari passu without preference or priority amongst themselves. Subject to the provisions of Condition 5 below and subject to the relevant scheduled and permitted redemption dates or other payment conditions of the Fifth Issuer Notes set out in the Fifth Issuer Cash Management Agreement, the Fifth Issuer Deed of Charge, the Funding 1 Deed of Charge and the other Fifth Issuer Transaction Documents, payments of principal and interest on the Class C Fifth Issuer Notes are subordinated to payments of principal and interest on the Class A Fifth Issuer Notes and the Class B Fifth Issuer Notes.

(D)   Conflict between the classes of Fifth Issuer Notes

      Each of the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge contains provisions requiring the Note Trustee and the Security Trustee to have regard to the interests of the Class A Fifth Issuer Noteholders, the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders equally as regards all powers, trusts, authorities, duties and discretions of the Note Trustee and the Security Trustee (except where expressly provided otherwise), but requiring the Note Trustee and the Security Trustee to have regard (a) (for so long as there are any Class A Fifth Issuer Notes Outstanding (as that term is defined in the Fifth Issuer Trust Deed)) only to the interests of the Class A Fifth Issuer Noteholders if, in the Note Trustee's or the Security Trustee's sole opinion (as the case may be), there is or may be a conflict between the interests of the Class A Fifth Issuer Noteholders and the interests of the Class B Fifth Issuer Noteholders and/or the interests of the Class C Fifth Issuer Noteholders and (b) (once all the Class A Fifth Issuer Notes have been redeemed and for so long as there are any Class B Fifth Issuer Notes Outstanding (as that term is defined in the Fifth Issuer Trust Deed)) only to the interests of the Class B Fifth Issuer Noteholders if, in the Note Trustee's or the Security Trustee's sole opinion (as the case may be), there is or may be a conflict between the interests of the Class B Fifth Issuer



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      Noteholders  and the  interests of the Class C Fifth Issuer  Noteholders.
      Except where expressly provided otherwise, so long as any of the Fifth Issuer Notes remain outstanding, the Security Trustee is not required to have regard to the interests of any other persons (other than the class or classes of Noteholder described above) entitled to the benefit of the Fifth Issuer Security.

      The Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge each contain provisions limiting the powers of the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders, inter alia, to request or direct the Note Trustee or the Security Trustee to take any action or to pass an effective Extraordinary Resolution (as defined in the Fifth Issuer Trust Deed) according to the effect thereof on the interests of the Class A Fifth Issuer Noteholders. Except in certain circumstances set out in Condition 11, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge contain no such limitation on the powers of the Class A Fifth Issuer Noteholders, the exercise of which will be binding on the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders respectively, irrespective of the effect thereof on their interests.

      Similarly, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge each contain provisions limiting the powers of the Class C Fifth Issuer Noteholders, inter alia, to request or direct the Note Trustee or the Security Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class B Fifth Issuer Noteholders. Except in certain circumstances described above and in Condition 11, the Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge contain no such limitation on the powers of the Class B Fifth Issuer Noteholders, the exercise of which will be binding on the Class C Fifth Issuer Noteholders, irrespective of the effect thereof on their interests.

      The Fifth Issuer Trust Deed and Condition 11 below also contain provisions regarding the resolution of disputes between the holders of the Class A Fifth Issuer Noteholders; between the Class B Fifth Issuer Noteholders; and between the Class C Fifth Issuer Noteholders.

      The Note Trustee and the Security Trustee shall each be entitled to assume, for the purpose of exercising any right, power, trust, authority, duty or discretion under or in relation to these Conditions or any of the Transaction Documents, without further investigation or inquiry, that such exercise will not be materially prejudicial to the interests of the Fifth Issuer Noteholders (or any series and/or class thereof) if each of the Rating Agencies has confirmed in writing that the then current ratings of the applicable series and/or class or classes of Fifth Issuer Notes would not be adversely affected by such exercise.

(E)   Security

      As security for, inter alia, the payment of all monies payable in respect of the Fifth Issuer Notes, the Fifth Issuer has entered into the Fifth Issuer Deed of Charge creating, inter alia, the following security interests (the "FIFTH ISSUER SECURITY") in favour of the Security Trustee for itself and on trust for the other persons to whom secured amounts are outstanding (the "FIFTH ISSUER SECURED CREDITORS"):

      (i) an assignment by way of first fixed security of all of the Fifth Issuer's right, benefit and interest under those Fifth Issuer Transaction Documents to which the Fifth Issuer is a party, including:

            (A) a loan agreement between the Fifth Issuer, the Security Trustee and Permanent Funding (No. 1) Limited ("FUNDING 1") dated on or about the Closing Date (as may be amended, supplemented or novated from time to time, the "FIFTH ISSUER INTERCOMPANY LOAN AGREEMENT");


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


            (B) deed of charge between, inter alios, the Security Trustee, the First Issuer and Funding 1 dated 14th June, 2002 as supplemented by a first deed of accession between, inter alios, the Security Trustee, the Second Issuer and Funding 1 dated 6th March, 2003, a second deed of accession between, inter alios, the Security Trustee, the Third Issuer and Funding 1 dated 25th November, 2003, a third deed of accession between, inter alios, the Security Trustee, the Fourth Issuer and Funding 1 dated 12th March, 2004 and a fourth deed of accession between, inter alios, the Security Trustee, the Fifth Issuer and Funding 1 dated on or about the Closing Date (as may be amended, supplemented or novated from time to time, the "FUNDING 1 DEED OF CHARGE");

            (C) the Fifth Issuer Dollar Currency Swap Agreements (as defined in Condition 17 below) in relation to each class of, respectively, the Dollar Fifth Issuer Notes;

            (D) the Fifth Issuer Euro Currency Swap Agreements (as defined in Condition 17 below) in relation to each class of the Euro Fifth Issuer Notes;

            (E) the Fifth Issuer Interest Rate Swap Agreement (as defined in Condition 17 below) in relation to the Series 5 Class A1 Fifth Issuer Notes;

            (F)   the Fifth Issuer Paying Agent and Agent Bank Agreement;

            (G) an underwriting agreement in relation to the Dollar Fifth Issuer Notes and a subscription agreement in relation to the Reg S Fifth Issuer Notes, in each case dated on or about [{circle}], 2004 between, inter alios, the Fifth Issuer and the Underwriters and the Fifth Issuer and the Managers respectively (as defined therein);

            (H) a corporate services agreement entered into on or about the Closing Date between, inter alios, Structured Finance Management Limited and the Fifth Issuer (as may be amended, supplemented or novated from time to time, the "FIFTH ISSUER CORPORATE SERVICES AGREEMENT");

            (I) a bank account agreement entered into on or about the Closing Date between, inter alios, the Fifth Issuer, Bank of Scotland (in its capacity as account bank, the "FIFTH ISSUER ACCOUNT BANK") and Halifax plc (in its capacity as cash manager, the "FIFTH ISSUER CASH MANAGER") (as may be amended, supplemented or novated from time to time, the "FIFTH ISSUER BANK ACCOUNT AGREEMENT");

            (J) a cash management agreement entered into on or about the Closing Date between, inter alios, the Fifth Issuer Cash Manager and the Security Trustee (as may be amended, supplemented or novated from time to time, the "FIFTH ISSUER CASH MANAGEMENT AGREEMENT"); and

            (K)   the Fifth Issuer Trust Deed,

            and such other documents as are expressed to be subject to the security interests created under the Fifth Issuer Deed of Charge;

      (ii) a first ranking fixed charge (which may take effect as a floating charge) over all of the Fifth



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            Issuer's right, title, interest and benefit, present and future, in and to the Fifth Issuer Transaction Account and any amounts deposited from time to time therein (which security interests may take effect as a floating charge and thus the expenses of any liquidation or administration, the claims of certain preferential creditors and the beneficiaries of the prescribed part (if any) will be paid out of the proceeds of enforcement of the floating charge ahead of amounts due to Noteholders);

      (iii) a first ranking fixed charge (which may take effect as a floating charge) over all of the Fifth Issuer's right, title, interest and benefit in and to all Authorised Investments (as defined in Condition 17 below) made by or on behalf of the Fifth Issuer from time to time in accordance with the relevant Fifth Issuer Transaction Documents, including all monies, income and proceeds payable thereunder (which security interests may take effect as a floating charge and thus the expenses of any liquidation or administration, the claims of certain preferential creditors and the beneficiaries of the prescribed part (if any) will be paid out of the proceeds of enforcement of the floating charge ahead of amounts due to Noteholders); and

      (iv) a first floating charge over the whole of the undertakings, property and assets, present and future of the Fifth Issuer not already subject to any fixed charge or assignment as described in
            (i), (ii) and (iii) above, but extending over all of the Fifth Issuer's undertakings, property and assets as are situated in Scotland or governed by Scots law,

      all as more particularly set out in the Fifth Issuer Deed of Charge.

3.    COVENANTS

      Save with the prior written consent of the Security Trustee or as provided in or envisaged by these Conditions or any of the Fifth Issuer Transaction Documents, the Fifth Issuer shall not, so long as any Fifth Issuer Note remains outstanding:

(A)   Negative Pledge

      create or permit to subsist any mortgage, standard security, pledge, lien, charge or other security interest whatsoever (unless arising by operation of law) upon the whole or any part of its assets (including any uncalled capital) or its undertakings, present or future;

(B)   Disposal of Assets

      transfer, sell, assign, lend, part with or otherwise dispose of, or deal with, or grant any option or present or future right to acquire any of its assets or undertakings or any interest, estate, right, title or benefit therein or thereto or agree or attempt or purport to do so;

(C)   Equitable Interest

      permit any person, other than itself and the Security Trustee, to have any equitable or beneficial interest in any of its assets or undertakings or any interest, estate, right, title or benefit therein;

(D)   Bank Accounts

      have an interest in any bank account, other than the bank accounts maintained pursuant to the Fifth Issuer Bank Account Agreement or the Fifth Issuer Cash Management Agreement;



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


(E)   Restrictions on Activities

      carry on any business other than as described in the Prospectus dated [{circle}], 2004 relating to the issue of the Fifth Issuer Notes and the related activities described therein or as contemplated in the Transaction Documents relating to the issue of the Fifth Issuer Notes and the making of the loan under the Fifth Issuer Intercompany Loan Agreement;

(F)   Borrowings

      incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness or obligation of any person;

(G)   Merger

      consolidate or merge with any other person or convey or transfer its properties or assets substantially as an entirety to any other person;

(H)   Other

      permit the validity or effectiveness of any of the Fifth Issuer Trust Deed or the Fifth Issuer Deed of Charge or the priority of the security interests created thereby to be amended, terminated, postponed or discharged, or permit any other person whose obligations form part of the Fifth Issuer Security to be released from such obligations;

(I)   Employees or Premises

      have any employees or premises or subsidiaries;

(J)   Dividends and Distributions

      pay any dividend or make any other distribution to its shareholders or issue any further shares or alter any rights attaching to its shares at the date of the Fifth Issuer Deed of Charge;

(K)   Purchase Fifth Issuer Notes

      purchase or otherwise acquire any Fifth Issuer Notes; or

(L)   US activities

      engage in any activities in the United States (directly or through agents), or derive any income from United States sources as determined under United States income tax principles, or hold any property if doing so would cause it to be engaged in a trade or business within the United States as determined under United States income tax principles.

4.    INTEREST

(A)   Period of Accrual

      Each Fifth Issuer Note bears interest on its Principal Amount Outstanding from (and including) the Closing Date. Each Fifth Issuer Note (or, in the case of redemption in part only of a Fifth Issuer Note, that part only of such Fifth Issuer Note) shall cease to bear interest from its due date for redemption unless payment of the relevant amount of principal or any part thereof is improperly withheld or refused. In such event, interest will continue to accrue on such unpaid amount (before as well as after any judgment) at the rate applicable to such Fifth Issuer Note up to (but excluding) the date on which payment in full of the relevant amount of principal is made, or (if earlier) the seventh day after notice is duly given by the



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      Principal Paying Agent or the US Paying Agent, as the case may be, to the holder thereof (either in accordance with Condition 14 or individually) that such payment will be made, provided that, subsequently, payment is in fact made.

      Whenever it is necessary to compute an amount of interest in respect of the Fifth Issuer Notes for any period (including any Interest Period (as defined below)), such interest shall be calculated:

      (i) in respect of the Dollar Fifth Issuer Notes and the Euro Fifth Issuer Notes (other than the Series 5 Class A1 Fifth Issuer Notes), on the basis of actual days elapsed in a 360 day year;

      (ii) in respect of the Sterling Fifth Issuer Notes, on the basis of actual days elapsed in a 365 day year; and

      (iii) in respect of the Series 5 Class A1 Fifth Issuer Notes, up to and including the Interest Payment Date falling in [June] 2011 on the basis of Rule 251 of the statutes, bylaws, rules and recommendations of the International Securities Market Association ("ISMA"), as published in April 1999 (actual/actual), and thereafter on the basis of actual days elapsed in a 360 day year.

(B)   Interest Payment Dates and Interest Periods

      Interest on the Fifth Issuer Notes (other than the Series 1 Class A Fifth Issuer Notes and the Series 5 Class A1 Fifth Issuer Notes) is payable quarterly in arrear on the 10th day of March, June, September and December in each year (or, if such day is not a Business Day, the next succeeding Business Day) (each such day a "QUARTERLY INTEREST PAYMENT DATE").

      Interest on the Series 1 Class A Fifth Issuer Notes is payable monthly in arrear on the 10th day of each consecutive month (or, if such day is not a Business Day; the next succeeding Business Day), until the earliest of
      (i) the Quarterly Interest Payment Date immediately following the occurrence of a Trigger Event and (ii) the Quarterly Interest Payment Date immediately following the enforcement of the Fifth Issuer Security in accordance with the Fifth Issuer Deed of Charge, and thereafter is payable quarterly in arrear on the 10th day of March, June, September and December in each year (or if such day is not a Business Day, the next succeeding Business Day) (each such day a "SERIES 1 CLASS A INTEREST PAYMENT DATE").

      Interest on the Series 5 Class A1 Fifth Issuer Notes is payable annually in arrear on the 10th day of [June] in each year (or, if such day is not a Business Day, the next succeeding Business Day) until the earliest of
      (i) the 10th day of [June] 2011 (or if such day is not a Business Day, the next succeeding Business Day), (ii) the Quarterly Interest Payment Date immediately following the occurrence of a Trigger Event and (iii) the Quarterly Interest Payment Date immediately following the enforcement of the Fifth Issuer Security in accordance with the Fifth Issuer Deed of Charge, and thereafter is payable quarterly in arrear on the 10th day of March, June, September and December in each year (or, if such day is not a Business Day, the next succeeding Business Day) (each such day a "SERIES 5 CLASS A1 INTEREST PAYMENT DATE").

      "INTEREST PAYMENT DATE" means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date and/or a Series 5 Class A1 Interest Payment Date.

      The first Interest Payment Date will be (other than in the case of the Series 1 Class A Fifth Issuer Notes and the Series 5 Class A1 Fifth Issuer Notes) the 10th day of June 2004, and, in



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      the case of the  Series  1 Class A Fifth  Issuer  Notes,  the 10th day of
      April 2004 and, in the case of Series 5 Class A1 Fifth Issuer Notes, the 10th day of [June] 2005.

      In these Conditions, "INTEREST PERIOD" shall mean:

      (i) in respect of interest payments made in respect of the Fifth Issuer Notes (other than the Series 1 Class A Fifth Issuer Notes and the Series 5 Class A1 Fifth Issuer Notes), the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date;

      (ii) in respect of the Series 1 Class A Fifth Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Closing Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except that following the occurrence of a Trigger Event or the enforcement of the Fifth Issuer Security in accordance with the Fifth Issuer Deed of Charge, the Interest Period for the Series 1 Class A Fifth Issuer Notes will be the quarterly period from (and including) the immediately preceding Quarterly Interest Payment Date to (but excluding) the 10th day of the then next to occur of, March, June, September or December (or, if such day is not a Business Day, the next succeeding Business Day) and thereafter will be the quarterly period from (and including) the 10th day of March, June, September and December to (but excluding) the next following 10th day of March, June, September or December; and

      (iii) in respect of the Series 5 Class A1 Fifth Issuer Notes, the period from (and including) the Closing Date to (but excluding) the 10th day of [June] 2005 and thereafter means the period from (and including) the 10th day of [June] in each year to (but excluding) the 10th day of [June] in the following year, except that:

            (A) prior to the Interest Payment Date falling in [June] 2011, if a Trigger Event occurs or the Fifth Issuer Security is enforced in accordance with the Fifth Issuer Deed of Charge, then the Interest Period for the Series 5 Class A1 Fifth Issuer Notes will be the quarterly period from (and including) the 10th day of the then next to occur of March, June, September and December to (but excluding) the next following 10th day of March, June, September and December;

            (B) on and from the Series 5 Class A1 Interest Payment Date falling in [June] 2011, the Interest Period for the Series 5 Class A1 Fifth Issuer Notes will be the period from (and including) the immediately preceding Quarterly Interest Payment Date (or in respect of the first such Interest Period, such Interest Payment Date falling in [June] 2011 to (but excluding) the next following Quarterly Interest Payment Date; and

            (C) the Interest Period in respect of the Series 5 Class A1 Fifth Issuer Notes commencing immediately prior to [June] 2011 shall end on and include the Series 5 Class A1 Interest Payment Date falling in [June] 2011.

      In  these  Conditions,  "BUSINESS DAY" shall (save in Conditions 6(E) and
      (G)) mean a day which is a New York Business Day, a London Business Day and a TARGET Business Day. A "NEW YORK BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in the city of New York; "LONDON BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in London; and "TARGET BUSINESS DAY" means a day on which the


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


      TransEuropean   Automated  Realtime  Gross  settlement  Express  Transfer
      (TARGET) system is open.

      To the extent that the funds available to the Fifth Issuer, subject to and in accordance with the Fifth Issuer Pre-Enforcement Priority of Payments, to pay interest on the Class B Fifth Issuer Notes and the Class C Fifth Issuer Notes on an Interest Payment Date (in each case, after discharging the Fifth Issuer's liabilities of a higher priority) are insufficient to pay the full amount of such interest, payment of the shortfall attributable to the Class B Fifth Issuer Notes and the Class C Fifth Issuer Notes (in each case, "DEFERRED INTEREST"), which will be borne by each Class B Fifth Issuer Note and/ or Class C Fifth Issuer Note in a proportion equal to the proportion that the Principal Amount Outstanding of that Class B Fifth Issuer Note or Class C Fifth Issuer Note, as the case may be, bears to the aggregate Principal Amount Outstanding of the Class B Fifth Issuer Notes or the Class C Fifth Issuer Notes, as the case may be (in each case as determined on the Interest Payment Date on which such Deferred Interest arises), will not then fall due but will instead be deferred until the first Interest Payment Date thereafter on which funds are available (after allowing for the Fifth Issuer's liabilities of a higher priority) to the Fifth Issuer to pay such Deferred Interest to the extent of such available funds. Such Deferred Interest will accrue interest ("ADDITIONAL INTEREST") at the rate of interest applicable from time to time to the Class B Fifth Issuer Notes or the Class C Fifth Issuer Notes, as the case may be, and payment of any Additional Interest will also be deferred until the first Interest Payment Date thereafter on which funds are available (after allowing for the Fifth Issuer's liabilities of a higher priority) to the Fifth Issuer to pay such Additional Interest to the extent of such available funds. Amounts of Deferred Interest and Additional Interest shall not be deferred beyond the Final Maturity Date of the Class B Fifth Issuer Notes or the Class C Fifth Issuer Notes, as the case may be, when such amounts will become due and payable. It is possible that all or any part of any interest due on the Class B Fifth Issuer Notes or the Class C Fifth Issuer Notes, as the case may be, may never be made good if there are insufficient funds available to pay such interest after paying amounts of a higher priority. Payments of interest due on an Interest Payment Date in respect of the Class A Fifth Issuer Notes will not be deferred. In the event of the delivery of a Class A Fifth Issuer Note Acceleration Notice (as described in Condition 9), the amount of interest that was due but not paid on such Interest Payment Date will itself bear interest at the applicable rate until both the unpaid interest and the interest on that interest are paid.

(C)   Rates of Interest

      The rate of interest payable in respect of the Fifth Issuer Notes (each a "RATE OF INTEREST" and together the "RATES OF INTEREST") and the relevant Interest Amount (as defined below) shall be determined on the basis of the provisions set out below:

      (a)   The Dollar Fifth Issuer Notes:

            (i) on the initial Dollar Interest Determination Date (as defined below), the Agent Bank will calculate the Initial Relevant Screen Rate (as defined below) in respect of each class of Dollar Fifth Issuer Notes as at or about 11.00 a.m. (London time) on that date. If the Initial Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks (as defined below) to provide the Agent Bank with its offered quotation to leading banks (in the case of the Series 1 Class A Fifth Issuer Notes) for two-week and one-month Dollar deposits and (in all other cases) for two-month and three-month Dollar deposits of $10,000,000 in the London interbank market as at or about
                  11.00   a.m.   (London   time)   on  such   Dollar   Interest
                  Determination Date. The Rates of Interest for the first Interest Period shall be the aggregate of (a) the Relevant Margin (as defined below)
                  and (b) the Initial Relevant Screen Rate in respect of the Dollar Fifth Issuer Notes or, if the Initial Relevant Screen Rate is unavailable, (in the case of the Series 1 Class A Fifth Issuer Notes) the linear interpolation of the arithmetic mean of such offered quotations for and two-week and one-month Dollar deposits and (in all other cases) the linear interpolation of the arithmetic mean of such offered quotations for two-month and three-month Dollar deposits (rounded upwards, if necessary, to five decimal places);

            (ii) on each subsequent Dollar Interest Determination Date, the Agent Bank will determine the Relevant Screen Rate (as defined below) in respect of each class of Dollar Fifth Issuer Notes as at or about 11.00 a.m. (London time) on the Dollar Interest Determination Date in question. If the Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for, as applicable, one-month or three- month Dollar deposits of $10,000,000 in the London interbank market as at or about 11.00 a.m. (London time) on the relevant Dollar Interest Determination Date. The Rates of Interest for the relevant Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Relevant Screen Rate or, if the Relevant Screen Rate is unavailable, the arithmetic mean of such offered quotations for (in the case of the Series 1 Class A Fifth Issuer Notes) one-month Dollar Deposits and (in all other cases) three-month Dollar deposits (rounded upwards, if necessary, to five decimal places); and

            (iii) if, on any Dollar Interest  Determination  Date, the Relevant
                  Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, the Rates of Interest for the relevant Interest Period shall be determined in accordance with the provisions of subparagraph (i) or, as the case may be, (ii) above on the basis of the offered quotations of those Reference Banks providing such quotations. If, on any such Dollar Interest Determination Date, only one or none of the Reference Banks provides the Agent Bank with such an offered quotation, the Agent Bank shall forthwith consult with the Note Trustee and the Fifth Issuer for the purposes of agreeing two banks (or, where one only of the Reference Banks provided such a quotation, one additional bank) to provide such a quotation or quotations to the Agent Bank (which bank or banks are in the opinion of the Note Trustee suitable for such purpose) and the Rates of Interest for the Interest Period in question shall be determined, as aforesaid, on the basis of the offered quotations of such banks as so agreed (or, as the case may be, the offered quotations of such bank as so agreed and the relevant Reference Bank). If no such bank or banks is or are so agreed or such bank or banks as so agreed does or do not provide such a quotation or quotations, then the Rates of Interest for the relevant Interest Period shall be the Rates of Interest in effect for the immediately preceding Interest Period to which subparagraph (i) or (ii), as the case may be, shall have applied but taking account of any change in the Relevant Margin;

      (b)   The Euro Fifth Issuer Notes:

            (i) on the initial Euro Interest Determination Date (as defined below), the Agent Bank will calculate the Initial Relevant Screen Rate (as defined below) in respect of each class of Euro Fifth Issuer Notes other than the Series 5 Class A1 Fifth Issuer Notes as at or about 11.00 a.m. (Brussels time) on that date. If the Initial Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks (as defined below) to provide the Agent Bank with its offered quotation to prime banks for two-month and three-month Euro deposits of {E}10,000,000 in the Eurozone interbank market as at or about 11.00 a.m. (Brussels time) on such Euro Interest Determination Date. The Rates of Interest for the first Interest Period shall be the aggregate of (a) the Relevant Margin (as defined below) and (b) the Initial Relevant Screen Rate in respect of the Euro Fifth Issuer Notes or, if the Initial Relevant Screen Rate is unavailable, the linear interpolation of the arithmetic mean of such offered quotations for two-month Euro deposits and the arithmetic mean of such offered quotations for three-month Euro deposits (rounded upwards, if necessary, to five decimal places);

            (ii) the rate of interest payable in respect of the Series 5 Class A1 Fifth Issuer Notes shall be [{circle}] per cent. per annum up to (and including) the interest period ending in [June] 2011 and thereafter shall be a floating rate of interest calculated in accordance with paragraphs (iii) and (iv) below;

            (iii) on each  subsequent  Euro  Interest  Determination  Date  (as defined below) in the case of the Euro Fifth Issuer Notes other than the Series 5 Class A1 Fifth Issuer Notes and, in the case of the Series 5 Class A1 Fifth Issuer Notes, on the earliest to occur of (i) the Interest Payment Date falling in [June] 2011, (ii) the Interest Payment Date immediately following the occurrence of a Trigger Event and (iii) the Interest Payment Date following the enforcement of the Fifth Issuer Deed of Charge, the Agent Bank will determine the Relevant Screen Rate in respect of the Euro Fifth Issuer Notes as at or about 11.00 a.m. (Brussels time) on the Euro Interest Determination Date in question. If the Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to prime banks for three-month Euro deposits of {E}10,000,000 in the Eurozone interbank market as at or about 11.00 a.m. (Brussels time) on the relevant Euro Interest Determination Date. The Rates of Interest for the relevant Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Relevant Screen Rate or, if the Relevant Screen Rate is unavailable, the arithmetic mean of such offered quotations for Euro deposits (rounded upwards, if necessary, to five decimal places); and

            (iv) if, on any Euro Interest Determination Date, the Relevant Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, the Rates of Interest for the relevant Interest Period shall be determined in accordance with the provisions of subparagraph (i) or, as the case may be, (ii) above on the basis of the offered quotations of those Reference Banks providing such quotations. If, on any such Euro Interest Determination Date, only one or none of the Reference Banks provides the Agent Bank with such an offered quotation, the Agent Bank shall forthwith consult with the Note Trustee and the Fifth Issuer for the purposes of agreeing two banks (or, where one only of the Reference Banks provided such a quotation, one additional bank) to provide such a quotation or quotations to the Agent Bank (which bank or banks are in the opinion of the Note Trustee suitable for such purpose) and the Rates of Interest for the Interest Period in question shall be determined, as aforesaid, on the basis of the offered quotations of such banks as so agreed (or, as the case may be, the offered quotations of such bank as so agreed and the relevant Reference Bank). If no such bank or banks is or are so agreed or such bank or banks as so agreed does or do not provide such a quotation or quotations, then the Rates of Interest for the relevant Interest Period shall be the Rates of Interest in effect for the last preceding Interest Period to which subparagraph (i) shall have applied but, as applicable, taking account of any change in the Relevant Margin;

      (c)   The Sterling Fifth Issuer Notes:

            (i) the rate of interest payable in respect of the Sterling Fifth Issuer Notes shall be a floating rate of interest calculated in accordance with paragraphs (ii), (iii) and (iv) below;

            (ii) on the initial Sterling Interest Determination Date (as defined below), the Agent Bank will determine the Initial Relevant Screen Rate in respect of the Sterling Fifth Issuer Notes, as at or about 11.00 a.m. (London time) on that date. If the Initial Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for two-month and three- month Sterling deposits of {pound-sterling}10,000,000 in the London interbank market as at or about 11.00 a.m. (London time) on such initial Sterling Interest Determination Date and the Rates of Interest for the first Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Initial Relevant Screen Rate in respect of the Sterling Fifth Issuer Notes, or, if the Initial Relevant Screen Rate is unavailable, the linear interpolation of the arithmetic mean of such offered quotations for three-month Sterling deposits and the arithmetic mean of such offered quotations for four-month Sterling deposits (rounded upwards, if necessary, to five decimal places);

            (iii) on each subsequent Sterling Interest  Determination Date, the
                  Agent Bank will determine the Relevant Screen Rate in respect of the Sterling Fifth Issuer Notes, as at or about 11.00 a.m. (London time) on the Sterling Interest Determination Date in question. If the Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for three-month Sterling deposits of {pound-sterling}10,000,000 in the London interbank market as at or about 11.00 a.m. (London time) on the relevant Sterling Interest Determination Date and the Rates of Interest for the relevant Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Relevant Screen Rate or, if the Relevant Screen Rate is unavailable, the arithmetic mean of such offered quotations for Sterling deposits (rounded upwards, if necessary, to five decimal places); and

            (iv) if, on any Sterling Interest Determination Date, the Relevant Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, the Rates of Interest for the relevant Interest Period shall be determined in accordance with the provisions of subparagraph (i) above on the basis of the offered quotations of those Reference Banks providing such quotations. If, on any such Sterling Interest Determination Date, only one or none of the Reference Banks provides the Agent Bank with such an offered quotation, the Agent Bank shall forthwith consult with the Note Trustee and the Fifth Issuer for the purposes of agreeing two banks (or, where one only of the Reference Banks provided such a quotation, one additional bank) to provide such a quotation or quotations to the Agent Bank (which bank or banks are in the opinion of the Note Trustee suitable for such purpose) and the Rates of Interest for the Interest Period in question shall be determined, as aforesaid, on the basis of the offered quotations of such banks as so agreed (or, as the case may be, the offered quotations of such bank as so agreed and the relevant Reference Bank). If no such bank or banks is or are so agreed or such bank or banks as so agreed does or do not provide such a quotation or quotations, then the Rates of Interest for the relevant Interest Period shall be the Rates of Interest in effect for the last preceding Interest Period to which subparagraph (i) shall have applied but taking account of any change in the Relevant Margin.

      There will be no minimum or maximum Rate of Interest.

      For the purposes of these Conditions the following expressions shall have the following meanings:

      "DOLLAR INTEREST DETERMINATION DATE" means two London Business Days before the first day of the Interest Period for which the rate will apply (or if such day is not a Business Day, the next succeeding Business Day);

      "EURO INTEREST DETERMINATION DATE" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

      "EUROZONE" means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended from time to time:

      "INITIAL RELEVANT SCREEN RATE" means:

      (ii) in respect of the Series 1 Class A Fifth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for two-week Dollar deposits and the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits and in respect of the Dollar Fifth Issuer Notes (other than the Series 1 Class A Fifth Issuer Notes), the linear interpolation of the arithmetic mean of the offered quotations to leading banks for two-month Dollar deposits and the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits (in each case) (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Fifth Issuer with the approval of the Note Trustee;

      (iii) in respect of the Euro Fifth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for two-month Euro deposits and the arithmetic mean of the offered quotations to prime banks for three-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Fifth Issuer with the approval of the Note Trustee; and

      (iv) in respect of the Sterling Fifth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for two-month Sterling deposits and the arithmetic mean of the offered quotations to leading banks for three- month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Fifth Issuer with the approval of the Note
            Trustee:

      "REFERENCE BANKS" means the initial Reference Banks (as defined in Condition 4(h)) and/or such other bank as may be appointed pursuant to Condition 4(h);

      "RELEVANT MARGIN" means:

     (a) in respect of the Series 1 Class A Fifth Issuer Notes, [{circle}] per cent. per annum;

     (b) in respect of the Series 1 Class B Fifth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.28 per cent. per annum:

     (c) in respect of the Series 1 Class C Fifth Issuer Notes, 0.23 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.46 per cent. per annum;

     (d) in respect of the Series 2 Class A Fifth Issuer Notes, 0.07 per cent. per annum;

     (e) in respect of the Series 2 Class B Fifth Issuer Notes, 0.18 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.36 per cent. per annum;

     (f) in respect of the Series 2 Class C Fifth Issuer Notes, 0.72 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 1.44 per cent. per annum;

     (g) in respect of the Series 3 Class A Fifth Issuer Notes, 0.14 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.28 per cent. per annum;

     (h) in respect of the Series 3 Class B Fifth Issuer Notes, 0.23 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.46 per cent. per annum;

     (i) in respect of the Series 3 Class C Fifth Issuer Notes, 0.80 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 1.60 per cent. per annum;

     (j) in respect of the Series 4 Class A Fifth Issuer Notes, 0.15 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.30 per cent. per annum;

     (k) in respect of the Series 4 Class B Fifth Issuer Notes, 0.28 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.56 per cent. per annum;

     (l) in respect of the Series 4 Class C Fifth Issuer Notes, 0.45 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.90 per cent. per annum;

     (m) in respect of the Series 5 Class A1 Fifth Issuer Notes, 0.38 per cent. per annum from but excluding the Interest Period ending in [June] 2011;

     (n) in respect of the Series 5 Class A2 Fifth Issuer Notes, 0.17 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.34 per cent. per annum;

     (o) in respect of the Series 5 Class B Fifth Issuer Notes, 0.33 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 0.66 per cent. per annum;

     (p) in respect of the Series 5 Class C Fifth Issuer Notes, 0.90 per cent. per annum up to and including the Interest Period ending in [June] 2011 and thereafter 1.80 per cent. per annum.

      "RELEVANT SCREEN RATE" means:

      (a) in respect of the first Interest Period, the Initial Relevant Screen Rate, if any; and

      (b)     (1)    in respect of  subsequent Interest Periods of the Series 1
                     Class A Fifth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits in the London interbank market displayed on the Moneyline Telerate Monitor at Telerate page number 3750;

              (2) in respect of subsequent Interest Periods of the Dollar Fifth Issuer Notes (other than the Series 1 Class A Fifth Issuer Notes), the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London interbank market displayed on the Moneyline Telerate Monitor at Telerate page number 3750;

              (3) in respect of subsequent Interest Periods of the Euro Fifth Issuer Notes (other than the Series 5 Class A1 Fifth Issuer Notes) and (commencing from but excluding the Interest Payment Date falling in [June] 2011) the Series 5 Class A1 Fifth Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Eurozone interbank market displayed on the Moneyline Telerate Monitor at Telerate page number 248; and

              (4) in respect of subsequent Interest Periods of the Sterling Fifth Issuer Notes, the arithmetic mean of offered quotations for three-month Sterling deposits in the London interbank market displayed on the Moneyline Telerate Monitor at Telerate page number 3750;

      in each case, displayed on the above mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Fifth Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places); and


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


      "STERLING INTEREST DETERMINATION DATE" means the first day of the Interest Period for which the rate will apply.

(D)   Determination of Rates of Interest and Calculation of Interest Amounts

      (i) The Agent Bank shall, as soon as practicable after 11.00 a.m. (London time) on, as applicable, each Dollar Interest Determination Date, Euro Interest Determination Date and Sterling Interest Determination Date, determine and notify the Fifth Issuer, the Fifth Issuer Cash Manager, the Note Trustee, the Registrar and the Paying Agents of (i) the Rates of Interest applicable to each class of Fifth Issuer Notes for the relevant Interest Period and (ii) the Dollar amount (in the case of a Dollar Fifth Issuer Note), the Euro amount (in the case of a Euro Fifth Issuer Note) and the Sterling amount (in the case of a Sterling Fifth Issuer Note) (in each case, the "INTEREST AMOUNT") payable in respect of each Interest Period in respect of the Principal Amount Outstanding of each such Fifth Issuer Note.

      (ii) The Interest Amount in respect of each class of Fifth Issuer Notes shall be determined by first applying the relevant Rate of Interest to the Principal Amount Outstanding of the relevant class of Fifth Issuer Notes, multiplying the sum by the applicable day count fraction described in Condition 4 (A) and rounding the resultant figure to the nearest cent (in the case of Dollar Fifth Issuer Notes), the nearest Euro 0.01 (in the case of Euro Fifth Issuer Notes) and the nearest penny (in the case of Sterling Fifth Issuer Notes) (half a cent, half a Euro 0.01 and half a penny being rounded upwards), and then apportioning the resulting total between the Fifth Issuer Noteholders of the relevant class of Fifth Issuer Notes, pari passu without preference or priority amongst themselves. For these purposes, in the case of the Series 1 Class A Fifth Issuer Notes, following the occurrence of a Trigger Event or enforcement of the Fifth Issuer Security in accordance with the Fifth Issuer Deed of Charge, the Principal Amount Outstanding will include any amount of interest which would otherwise be payable on a monthly Series 1 Class A Interest Payment Date, which interest will be deferred until the next monthly Series 1 Class A Interest Payment Date and will itself bear interest at the rate of interest applicable to subsequent Interest Periods in respect of the Series 1 Class A Fifth Issuer Notes until the next Quarterly Interest Payment Date.

(E)   Publication of Rates of Interest, Interest Amounts and other Notices

      As soon as possible, the Agent Bank will cause the Rate of Interest and the Interest Amount applicable to each class of Fifth Issuer Notes for each Interest Period and the Interest Payment Date falling at the end of such Interest Period to be notified to the Fifth Issuer, the Fifth Issuer Cash Manager, the Note Trustee, the Registrar and the Paying Agents (as applicable) and to each stock exchange, competent listing authority and/or quotation system (if any) on which the Fifth Issuer Notes are then listed, quoted and/or traded and the Agent Bank will cause notice thereof to be given to the Fifth Issuer Noteholders in accordance with Condition
      14. The Interest Amounts and Interest Payment Dates so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of any extension or shortening of the relevant Interest Period.

(F)   Determination and/or Calculation by Note Trustee

      If the Agent Bank does not at any time for any reason determine the Rate of Interest and/or calculate the Interest Amount for any class of the Fifth Issuer Notes in accordance with the foregoing paragraphs, the Note Trustee shall (i) determine the Rate of Interest at such rate as (having such regard as it shall think fit to the procedure described above) it shall deem fair and reasonable in all the circumstances and/or (as the case may be) (ii) calculate the Interest



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      Amount for such class of Fifth  Issuer  Notes in the manner  specified in paragraph (D) above, and any such determination and/or calculation shall be deemed to have been made by the Agent Bank.

(G)   Notifications to be Final

      All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of this Condition 4, whether by the Reference Banks (or any of them) or any other bank or the Agent Bank (in the absence of wilful default; bad faith or manifest error) or the Note Trustee (in accordance with paragraph (F) above) shall be binding on the Fifth Issuer, the Fifth Issuer Cash Manager, the Reference Banks, such other bank, the Agent Bank, the Note Trustee (as the case may be) and all Fifth Issuer Noteholders and (in such absence as aforesaid) no liability to the Fifth Issuer Noteholders shall attach to the Fifth Issuer, the Reference Banks, such other bank, the Agent Bank, the Note Trustee (as the case may be) or the Fifth Issuer Cash Manager in connection with the exercise or non exercise by them or any of them of their powers, duties and discretions hereunder.

(H)   Reference Banks and Agent Bank

      The Agent Bank shall ensure that, so long as any of the Fifth Issuer Notes remains outstanding, there shall at all times be four Reference Banks with offices in London and an Agent Bank. The initial Reference Banks shall be, in the case of Fifth Issuer Notes, the principal London offices of each of ABN AMRO Bank N.V., Barclays Bank PLC, Citibank, N.A. and The Royal Bank of Scotland plc. The initial Agent Bank shall be Citibank, N.A., London Branch, acting through its London office. In the event of any Reference Bank being unable or unwilling to continue to act as a Reference Bank, the Fifth Issuer shall, with the prior written approval of the Note Trustee, appoint a successor Reference Bank to act as such in its place. In the event of Citibank, N.A. being unwilling or unable to act as the Agent Bank, or resigning pursuant to the Fifth Issuer Paying Agent and Agent Bank Agreement, the Fifth Issuer shall, with the approval of the Note Trustee, appoint a successor Agent Bank. If the Fifth Issuer shall fail to appoint a successor Reference Bank or successor Agent Bank (as the case may be), the Agent Bank shall appoint such other bank as may be previously approved in writing by the Note Trustee to act as the Reference Bank or Agent Bank (as the case may be). The resignation of the Agent Bank will not take effect until a successor approved in writing by the Note Trustee has been appointed.


5.    REDEMPTION, PURCHASE AND CANCELLATION

(A)   Final Redemption

      Unless previously redeemed in full as provided in this Condition 5, the Fifth Issuer shall, subject to Condition 2, redeem each class of the Fifth Issuer Notes at their Principal Amount Outstanding (as defined below) together with accrued interest on the Final Maturity Date in respect of such class of Fifth Issuer Notes.

      The Fifth Issuer may not redeem Class A Fifth Issuer Notes in whole or in part prior to those respective dates except as provided in paragraph (B),
      (D) or (E) below, but without prejudice to Condition 9.

(B)   Mandatory Redemption

      Subject as provided below, the Class A Fifth Issuer Notes shall be redeemed on each Interest Payment Date other than an Interest Payment Date on which the Fifth Issuer Notes are to be



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


      redeemed under Condition 5(A), (D) or (E), in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 1 Fifth Issuer Term AAA Advance, the Series 2 Fifth Issuer Term AAA Advance, the Series 3 Fifth Issuer Term AAA Advance, the Series 4 Fifth Issuer Term AAA Advance and the Series 5 Fifth Issuer Term AAA Advances, respectively, converted, in the case of the Series 1 Fifth Issuer Term AAA Advance, the Series 2 Fifth Issuer Term AAA Advance and the Series 3 Fifth Issuer Term AAA Advance, into Dollars at the relevant Fifth Issuer Dollar Currency Exchange Rate (as defined in Condition 17 below) and converted, in the case of the Fifth Issuer Series 5A1 Term AAA Advance into euro at the relevant Fifth Issuer Euro Currency Exchange Rate (as defined in Condition 16 below).

      If on an Interest Payment Date, prior to enforcement of the Fifth Issuer Security in accordance with the Fifth Issuer Deed of Charge or the occurrence of an Asset Trigger Event, amounts are outstanding under more than one series of the Class A Fifth Issuer Notes, then the Fifth Issuer will apply the relevant Fifth Issuer Principal Receipts to repay, as the case may be, (1) the Series 1 Class A Fifth Issuer Notes, converted into Dollars at the relevant Fifth Issuer Dollar Currency Exchange Rate, prior to making payments of principal on the Series 2 Class A Fifth Issuer Notes, the Series 3 Class A Fifth Issuer Notes, the Series 4 Class A Fifth Issuer Notes and the Series 5 Class A Fifth Issuer Notes; (2) the Series 2 Class A Fifth Issuer Notes, converted into Dollars at the relevant Fifth Issuer Dollar Currency Exchange Rate, prior to making payments of principal on the Series 3 Class A Fifth Issuer Notes, the Series 4 Class A Fifth Issuer Notes and the Series 5 Class A Fifth Issuer Notes; (3) the Series 3 Class A Fifth Issuer Notes, converted into Dollars at the relevant Fifth Issuer Dollar Currency Exchange Rate prior to making payments of principal on the Series 4 Class A Fifth Issuer Notes and the Series 5 Class A Fifth Issuer Notes; and (4) the Series 4 Class A Fifth Issuer Notes, converted into Euro at the relevant Fifth Issuer Euro Currency Exchange, prior to making payments of principal on the Series 5 Class A Fifth Issuer Notes.

      The Series 5 Class A1 Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 5A1 Fifth Issuer Term AAA Advance of the Fifth Issuer Term AAA Advances.

      The Series 5 Class A2 Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 5A2 Fifth Issuer Term AAA Advance of the Fifth Issuer Term AAA Advances.

      The Series 1 Class B Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect, of and pursuant to, the Series 1 Fifth Issuer Term AA Advance of the Fifth Issuer Term AA Advances converted into Dollars at the relevant Fifth Issuer Dollar Currency Exchange Rate.

      The Series 1 Class C Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect, of and pursuant to, the Series 1 Fifth Issuer Term BBB Advance of the Fifth Issuer Term BBB Advances converted into Dollars at the relevant Fifth Issuer Dollar Currency Exchange Rate.

      The Series 2 Class B Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 2 Fifth Issuer Term AA Advance of


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


      the Fifth Issuer Term AA Advances converted into Dollars at the relevant Fifth Issuer Dollar Currency Exchange Rate.

      The Series 2 Class C Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 2 Fifth Issuer Term BBB Advance of the Fifth Issuer Term BBB Advances converted into Dollars at the relevant Fifth Issuer Dollar Currency Exchange Rate.

      The Series 3 Class B Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 3 Fifth Issuer Term AA Advance of the Fifth Issuer Term AA Advances converted into Dollar at the relevant Fifth Issuer Dollar Currency Exchange Rate.

      The Series 3 Class C Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 3 Fifth Issuer Term BBB Advance of the Fifth Issuer Term BBB Advances converted into Dollar at the relevant Fifth Issuer Dollar Currency Exchange Rate.

      The Series 4 Class B Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 4 Fifth Issuer Term AA Advance of the Fifth Issuer Term AA Advances converted into Euro at the relevant Fifth Issuer Euro Currency Exchange Rate.

      The Series 4 Class C Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 4 Fifth Issuer Term BBB Advance of the Fifth Issuer Term BBB Advances converted into Euro at the relevant Fifth Issuer Euro Currency Exchange Rate.

      The Series 5 Class B Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 5 Fifth Issuer Term AA Advance of the Fifth Issuer Term AA Advances.

      The Series 5 Class C Fifth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid by Funding 1 on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 5 Fifth Issuer Term BBB Advance of the Fifth Issuer Term BBB Advances converted into Euro at the relevant Fifth Issuer Euro Currency Exchange Rate.

(C)   Note Principal Payments, Principal Amount Outstanding and Pool Factor

      The principal amount redeemable (the "NOTE PRINCIPAL PAYMENT") in respect of each Fifth Issuer Note of a particular class on any Interest Payment Date under paragraph (B) above shall be a proportion of the amount required as at that Interest Payment Date to be applied in redemption of the relevant class of Fifth Issuer Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Fifth Issuer Note bears to the aggregate Principal Amount Outstanding of the relevant class of Fifth Issuer Notes rounded down to the nearest cent in respect of the Dollar Fifth Issuer Notes, rounded down to the nearest Euro 0.01 in respect of the Euro Fifth Issuer Notes and rounded down to the nearest penny in respect of



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     the Sterling Fifth Issuer Notes provided always that no such Note Principal
     Payment may exceed the Principal Amount Outstanding of the relevant Fifth Issuer Note.

     Two Business Days prior to each Interest Payment Date (the "NOTE DETERMINATION DATE"), the Fifth Issuer shall determine (or cause the Agent Bank to determine) (i) the amount of any Note Principal Payment due in respect of each Fifth Issuer Note of the relevant series on the immediately following Interest Payment Date, (ii) the Principal Amount Outstanding of each such Fifth Issuer Note (which shall be $1,000 and $10,000 (in the case of each Dollar Fifth Issuer Note), {E}500,000 (in the case of each Euro Fifth Issuer Note) and {pound-sterling}1,000 and {pound-sterling}10,000 (in the case of each Sterling Fifth Issuer Note) less (in each case) the aggregate amount of all Note Principal Payments in respect of such Fifth Issuer Notes that have been paid since the Closing Date and on or prior to that Note Determination Date (the "PRINCIPAL AMOUNT OUTSTANDING") and (iii) the fraction expressed as a decimal to the first decimal point (the "POOL FACTOR"), of which the numerator is the Principal Amount Outstanding of that Fifth Issuer Note (as referred to in (ii) above) and the denominator is $1,000 and $10,000 (in the case of each Dollar Fifth Issuer Note), {E}500,000 (in the case of each Euro Fifth Issuer Note) and {pound-sterling}1,000 and {pound-sterling}10,000 (in the case of each Sterling Fifth Issuer Notes). Each determination by or on behalf of the Fifth Issuer of any Note Principal Payment of a Fifth Issuer Note, the Principal Amount Outstanding of a Fifth Issuer Note and the Pool Factor shall in each case (in the absence of wilful default, bad faith or manifest error) be final and binding on all persons.

     With respect to the Fifth Issuer Notes of each class, the Fifth Issuer will cause each determination of the Note Principal Payment, the Principal Amount Outstanding and the Pool Factor to be notified forthwith, and in any event not later than 1.00 p.m. (London time) on the Note Determination Date, to the Note Trustee, the Paying Agents, the Registrar, the Agent Bank and (for so long as the Fifth Issuer Notes are listed on one or more stock exchanges or listing authorities) the relevant stock exchange or listing authority, and will cause notice of each determination of the Note Principal Payment, the Principal Amount Outstanding and the Pool Factor to be given to Fifth Issuer Noteholders in accordance with Condition 14 by not later than the Business Day after the relevant Interest Payment Date in the case of Global Fifth Issuer Notes or as soon as reasonably practicable thereafter in the case of Definitive Fifth Issuer Notes. If no Note Principal Payment is due to be made on any Interest Payment Date falling after [June] 2011, then a notice to this effect will be given by or on behalf of the Fifth Issuer to the Fifth Issuer Noteholders which have not been paid in full in accordance with Condition 14.

     If the Fifth Issuer does not at any time for any reason determine (or cause the Agent Bank to determine) a Note Principal Payment, the Principal Amount Outstanding or the Pool Factor in accordance with the preceding provisions of this paragraph, such Note Principal Payment, Principal Amount Outstanding and Pool Factor may be determined by the Note Trustee in accordance with this paragraph (C) and each such determination or calculation shall be deemed to have been made by the Fifth Issuer. Any such determination shall (in the absence of wilful default, bad faith or manifest error) be binding on the Fifth Issuer, the Agent Bank and the Fifth Issuer Noteholders.

(D)  Optional Redemption in Full

     Provided that a Fifth Issuer Note Acceleration Notice has not been served, and subject to the provisos below, upon giving not more than 60 nor less than 30 days' written notice to the Note Trustee, the counterparties under the Fifth Issuer Swap Agreements and the Fifth Issuer Noteholders in accordance with Condition 14, the Fifth Issuer may redeem, unless otherwise provided, all (but not some only) of the Fifth Issuer Notes at the Principal Amount Outstanding thereof, together with any accrued (and unpaid) interest thereon, on the following dates:

      * any interest payment date falling on or after the interest payment date in [June] 2011; or

      * any interest payment date on which the aggregate principal amount of the Fifth Issuer Notes then outstanding is less than 10 per cent. of the aggregate Principal Amount Outstanding of the Fifth Issuer Notes as at the closing date, provided that (a) prior to giving any such notice, the Fifth Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Fifth Issuer to the effect that the Fifth Issuer will have the funds, not subject to any interest of any other person, required to redeem the Fifth Issuer Notes as aforesaid and any amounts required to be paid in priority to or pari passu with the Fifth Issuer Notes outstanding in accordance with the terms and conditions of the Fifth Issuer Cash Management Agreement and (b) the Note Trustee is satisfied in accordance with the Transaction Documents that there are sufficient funds to allow the Fifth Issuer to redeem the Fifth Issuer Notes.

(E)   Optional Redemption for Tax and other Reasons

      Provided that a Fifth Issuer Note Acceleration Notice has not been served and if the Fifth Issuer at any time satisfies the Note Trustee immediately prior to the giving of the notice referred to below that on the next Interest Payment Date either (i) the Fifth Issuer would by virtue of a change in the law or regulations of the United Kingdom or any other jurisdiction (or the application or interpretation thereof) be required to deduct or withhold from any payment of principal or interest or any other amount due under any of the Fifth Issuer Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than where the relevant holder or beneficial owner has some connection with the relevant jurisdiction other than the holding of the Fifth Issuer Notes) or (ii) Funding 1 would be required to deduct or withhold from amounts due under the Fifth Issuer Intercompany Loan any amount on account of any present or future taxes, duties, assessments or governmental charges of whatever nature, and (iii) such obligation of the Fifth Issuer or Funding 1 (as the case may be) cannot be avoided by the Fifth Issuer or Funding 1 (as the case may be) taking reasonable measures available to it, then the Fifth Issuer shall use its reasonable endeavours to arrange the substitution of a company incorporated in another jurisdiction, if it avoids the relevant event described in (i) or (ii) above, approved in writing by the Note Trustee as principal debtor under the Fifth Issuer Notes and as lender under the Fifth Issuer Intercompany Loan Agreement, as the case may be, upon the Note Trustee being satisfied that (1) such substitution will not be materially prejudicial to the Fifth Issuer Noteholders (and in making such determination, the Note Trustee may rely, without further investigation or inquiry, on any confirmation from the Rating Agencies that the then current ratings of the Fifth Issuer Notes would not be adversely affected by such substitution); and (2) that the position of the Fifth Issuer Secured Creditors will not thereby be adversely affected; and (3) that such substitution would not require registration of any new security under US securities laws or materially increase the disclosure requirements under US law. Only if the Fifth Issuer is unable to arrange a substitution will the Fifth Issuer be entitled to redeem the Fifth Issuer Notes as described in this Condition 5(E).

      If the Fifth Issuer or Funding 1 (as the case may be) is unable to arrange a substitution as described above and; as a result, one or more of the events described in (i) or (ii) above (as the case may be) is continuing, then the Fifth Issuer may, having given not more than 60 nor less than 30 days' written notice to the Note Trustee, the counterparties under the Fifth Issuer Swap Agreements and the Fifth Issuer Noteholders in accordance with Condition 14, redeem all (but not some only) of the Fifth Issuer Notes on the next following Interest Payment Date at their aggregate Principal Amount Outstanding together with any interest accrued (and unpaid) thereon provided that (in either case), prior to giving any such notice, the Fifth Issuer shall have provided to the Note Trustee (1) a certificate signed by two directors of the Fifth



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


       Issuer stating that the circumstances referred to in (i) and/or (ii) above prevail and setting out details of such circumstances, and (2) an opinion in form and substance satisfactory to the Note Trustee of independent legal advisers of recognised standing to the effect that the Fifth Issuer has or will become obliged to pay such additional amounts as a result of such change or amendment. The Note Trustee shall be entitled to accept such certificate and opinion as sufficient evidence of the satisfaction of the circumstance set out in (i) and/ or (ii) above, in which event they shall be conclusive and binding on the Fifth Issuer Noteholders. The Fifth Issuer may only redeem the Fifth Issuer Notes as described above if the Note Trustee is, in its absolute discretion, satisfied that the Fifth Issuer will have the funds, not subject to the interest of any other person, required to redeem the Fifth Issuer Notes as aforesaid and any amounts required under the Fifth Issuer
       Pre-Enforcement Revenue Priority of Payments currently set out in the Fifth Issuer Cash Management Agreement to be paid in priority to or pari passu with the Fifth Issuer Notes outstanding in accordance with the terms and conditions thereof.

       If at any time, it would be unlawful for the Fifth Issuer to make, fund or allow to remain outstanding a Term Advance made by it under the Fifth Issuer Intercompany Loan Agreement and the relevant certificate states that the Fifth Issuer requires Funding 1 to prepay the Term Advance, then the Fifth Issuer may redeem all (but not some only) of the Fifth Issuer Notes at the Principal Amount Outstanding thereof, together with any accrued interest thereon, on giving not more than 60 days and not less than 30 days' (or such shorter period as may be required by any relevant law) prior written notice thereof to the Note Trustee, the counterparties under the Fifth Issuer Swap Agreements and the Fifth Issuer Noteholders in accordance with Condition 14, provided that, prior to giving any such notice, the Fifth Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Fifth Issuer to the effect that it will have the funds, not subject to the interest of any other person, required to redeem the Fifth Issuer Notes as aforesaid and any amounts required under the Fifth Issuer Pre- Enforcement Revenue Priority of Payments (or, as the case may be, the Fifth Issuer Post- Enforcement Revenue Priority of Payments) currently set out in the Fifth Issuer Cash Management Agreement to be paid in priority to or pari passu with the Fifth Issuer Notes outstanding in accordance with the terms and conditions thereof.

(F)    Redemption or purchase following a regulatory event

       (i)   If:

             (A) the New Basel Capital Accord (as described in the consultative document titled "The New Basel Capital Accord" published in January 2001 by the Basel Committee on Banking Supervision) has been implemented in the United Kingdom, whether by rule of law, recommendation of best practices or by any other regulation,

             (B) a Fifth Issuer Note Acceleration Notice has not been served on the relevant Interest Payment Date for the exercise of the Purchase Option or Redemption Option, as the case may be,

             (C) the Fifth Issuer has given not more than 60 days' and not less than 30 days' (or such shorter period as may be required by any relevant law) prior written notice to the Note
                  Trustee, the counterparties under the Fifth Issuer Swap Agreements and the Fifth Issuer Noteholders, in accordance with Condition 14, of the exercise of the Purchase Option or Redemption Option, as the case may be,



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            (D)   each  Rating  Agency  has  confirmed  to the Fifth  Issuer in writing that its then current ratings of none of the Fifth Issuer Notes or notes of any other Issuer would be adversely affected by the exercise of the Purchase Option or Redemption Option, as the case may be, and

            (E) prior to giving any such notice, the Fifth Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Fifth Issuer to the effect that the Fifth Issuer will have sufficient funds to purchase or redeem, as the case may be, the Called Notes in accordance with this Condition 5(F)) and to pay any amounts under the Issuer Pre-Enforcement Revenue Priority of Payments required to be paid in priority to or pari passu with payments on the Fifth Issuer Notes on the relevant Interest Payment Date, then:

            (Y) the Fifth Issuer has the right (the PURCHASE OPTION) to require holders of all but not some only of one or more classes of the Fifth Issuer Notes (collectively, the CALLED NOTES) to transfer the Called Notes to the Fifth Issuer on any Interest Payment Date falling on or after the Interest Payment Date in [March 2008] for a price equal to the Specified Amount, together with any accrued interest on the Called Notes, or

            (Z) the Fifth Issuer may redeem (the REDEMPTION OPTION) the Called Notes on any Interest Payment Date falling on or after the Interest Payment Date in [March 2008] at the Specified Amount, together with any accrued interest on the Called Notes.

      (ii) The Called Notes transferred to the Fifth Issuer pursuant to the Purchase Option shall, subject as provided in (iii) below, remain Outstanding until the date on which they would otherwise be redeemed or cancelled in accordance with the Conditions.

      (iii) The Note Trustee shall, without any liability or responsibility to any Fifth Issuer Secured Creditor in respect of any loss, liability or claim arising as a result thereof, concur in, execute and do all such deeds, instruments, acts and things, and shall consent to any amendment, modification or waiver of the provisions of the Fifth Issuer Transaction Documents to which it is a party and of these Conditions, which may be necessary or desirable to permit and give effect to the exercise of the Purchase Option and the transfer of the Called Notes to the Fifth Issuer, including any waiver of covenants of the Fifth Issuer (as certified by the Issuer to the Note Trustee prior to any such amendment, modification or waiver being effected) and any suspension or termination of the rights of the holders of the Called Notes from (and including) the Interest Payment Date specified for the exercise of the Purchase Option, for as long as the Called Notes have not been transferred to the Fifth Issuer, other than the right to receive the price payable for such transfer.

      (iv) Each holder of Called Notes shall be deemed to have authorised and instructed Euroclear, or, as the case may be, Clearstream,
            Luxembourg to effect the transfer of its Called Notes on the relevant Interest Payment Date to the Fifth Issuer, in accordance with the rules for the time being of Euroclear, or, as the case may be, Clearstream, Luxembourg.



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      (v)   SPECIFIED AMOUNT MEANS:

            (A) in respect of any Called Notes other than the Series 5 Class A1 Fifth Issuer Notes, or in respect of the Series 5 Class A1 Fifth Issuer Notes if a purchase or redemption is effected pursuant to the Purchase Option or Redemption Option on or after the Interest Payment Date in [June] 2011, the Principal Amount Outstanding of the Called Notes; and

            (B) in respect the Series 5 Class A1 Fifth Issuer Notes if a purchase or redemption is effected pursuant to the Purchase Option or Redemption Option prior to the Interest Payment
                  Date in [June] 2011, the product of the Principal Amount Outstanding of the Series 5 Class A1 Fifth Issuer Notes and the greater of:

                  (1)   100 per cent. and

                  (2) that price (as reported in writing to the Fifth Issuer and the Note Trustee by a financial advisor approved in writing by the Note Trustee) expressed as a percentage (and rounded, if necessary, to the third decimal place, with 0.0005 rounded upwards) at which the Gross Redemption Yield on the Series 5 Class A1 Fifth Issuer Notes on the Relevant Date (assuming the Series 5 Class A1 Fifth Issuer Notes mature on the Interest Payment Date in [June] 2011) is equal to the Gross Redemption Yield at 3.00 p.m. (Berlin time) on the Relevant Date of the Relevant Security on the basis of the arithmetic mean (rounded if necessary as described above) of the offered prices for the Relevant Security quoted by the Reference Market Makers (on a dealing basis for settlement on the next following dealing day in Berlin) at or about 3:00 p.m. (Berlin time) on the Relevant Date.

      In this clause (b):

      GROSS REDEMPTION YIELD means a yield calculated on the basis indicated by the Joint Index and Classification Committee of the Institute and Faculty of Actuaries, Volume 105, Part 1, 1978, page 18.

      REFERENCE MARKET MAKERS means three brokers and/or Berlin Bundesanleihen market makers selected by the Agent Bank and approved in writing by the Note Trustee or such other three persons operating in the Bundesanleihen market as are selected by the Agent Bank and so approved by the Note Trustee.

      RELEVANT DATE means the date which is the second business day in the Bundesanleihen market prior to the date of purchase or redemption of the Called Notes pursuant to the Purchase Option or Redemption Option.

      RELEVANT SECURITY means such German government security (Bundesanleihen) as the Agent Bank shall determine to be a benchmark German government security the maturity of which is closest to the Interest Payment Date in [June] 2011.

6.    PAYMENTS

(A)   Payment of Interest and Principal

      Payments of principal and interest shall be made by US Dollar cheque, in the case of the Dollar Global Fifth Issuer Notes; or Euro cheque, in the case of the Euro Global Fifth Issuer Notes; or Sterling cheque, in the case of the Sterling Global Fifth Issuer Notes drawn on, or



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      upon application by the relevant Fifth Issuer Noteholder to the specified office of the US Paying Agent (in the case of the Dollar Global Fifth Issuer Notes) or the Principal Paying Agent (in respect of the Euro Global Fifth Issuer Notes and the Sterling Global Fifth Issuer Notes) not later than the fifteenth day before the due date for any such payment, or by transfer to a US Dollar account maintained by the payee with a bank in New York City or (as the case may be) to a Euro account or to a Sterling account maintained by the payee with a bank in London, as the case may be, and (in the case of final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Global Fifth Issuer
      Notes or Definitive Fifth Issuer Notes (as the case may be) at the specified office of any Paying Agent.

(B)   Laws and Regulations

      Payments of principal and interest in respect of the Fifth Issuer Notes are subject, in all cases, to any fiscal or other laws and regulations applicable thereto. Fifth Issuer Noteholders will not be charged commissions or expenses on payments.

(C)   Payment of Interest following a Failure to pay Principal

      If payment of principal is improperly withheld or refused on or in respect of any Fifth Issuer Note or part thereof, the interest which continues to accrue in respect of such Fifth Issuer Note in accordance with Condition 4(A) will be paid, in respect of a Global Fifth Issuer Note, as described in Condition 6 (A) above and, in respect of any Definitive Fifth Issuer Note, in accordance with this Condition 6.

(D)   Change of Paying Agents

      The initial Principal Paying Agent, the initial Registrar, the initial Transfer Agent and the initial US Paying Agent and their respective initial specified offices are listed at the end of these Conditions. The Fifth Issuer reserves the right, subject to the prior written approval of the Note Trustee, at any time to vary or terminate the appointment of the Principal Paying Agent, the Registrar, the Transfer Agent and the US Paying Agent and to appoint additional or other Agents. The Fifth Issuer will at all times maintain a Principal Paying Agent with a specified office in London, and for so long as amounts are outstanding in respect of the Dollar Fifth Issuer Notes, a US Paying Agent with a specified office in New York City and a Registrar. Except where otherwise provided in the Fifth Issuer Trust Deed, the Fifth Issuer will cause at least 30 days' notice of any change in or addition to the Paying Agents, the Transfer Agent or the Registrar or their specified offices to be given in accordance with Condition 14 and will notify the Rating Agencies of such change or addition. For as long as any Fifth Issuer Note is outstanding, if European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 is brought into force, the Fifth Issuer will endeavour to maintain a Paying Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to such Directive or any such law.

(E)   No Payment on non Business Day

      If the date for payment of any amount in respect of a Fifth Issuer Note is not a Business Day, Fifth Issuer Noteholders shall not be entitled to payment until the next following Business Day in the relevant place and shall not be entitled to further interest or other payment in respect of such delay. In this Condition 6(E), the expression "BUSINESS DAY" means a day which is (i) a New York Business Day, (ii) a London Business Day,
      (iii) a TARGET Business Day and (iv) a day on which banks are generally open for business in the relevant place.



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(F)   Partial Payment

      If a Paying Agent makes a partial payment in respect of any Fifth Issuer Note, the Registrar will, in respect of the relevant Fifth Issuer Note, annotate the register of noteholders, indicating the amount and date of such payment.

(G)   Payment of Interest

      If interest is not paid in respect of a Fifth Issuer Note of any class on the date when due and payable (other than because the due date is not a Business Day (as defined in Condition 6(E)) or by reason of non-compliance with Condition 6(A)), then such unpaid interest shall itself bear interest at the Rate of Interest applicable from time to time to such Fifth Issuer Note until such interest and interest thereon are available for payment and notice thereof has been duly given in accordance with Condition 14.

7.    PRESCRIPTION

      Claims against the Fifth Issuer for payment in respect of the Fifth Issuer Notes shall be prescribed and become void unless made within a period of 10 years from the relevant date in respect thereof. After the date on which a payment under a Fifth Issuer Note becomes void in its entirety, no claim may be made in respect thereof. In this Condition 7, the "RELEVANT DATE", in respect of a payment under a Fifth Issuer Note, is the date on which the payment in respect thereof first becomes due or (if the full amount of the monies payable in respect of those payments under all the Fifth Issuer Notes due on or before that date has not been duly received by the Principal Paying Agent, the US Paying Agent or the Note Trustee (as the case may be) on or prior to such date) the date on which the full amount of such monies having been so received and notice to that effect is duly given to Fifth Issuer Noteholders in accordance with Condition 14.

8.    TAXATION

      All payments in respect of the Fifth Issuer Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Fifth Issuer or any relevant Paying Agent is required by applicable law to make any payment in respect of the Fifth Issuer Notes subject to any such withholding or deduction. In that event, the Fifth Issuer or such Paying Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither any Paying Agent nor the Fifth Issuer will be obliged to make any additional payments to Fifth Issuer Noteholders in respect of such withholding or deduction.

9.    EVENTS OF DEFAULT

(A)   Class A Fifth Issuer Noteholders

      The Note Trustee in its absolute discretion may, and if so requested in writing by the holders of not less than 25 per cent. in aggregate of the Principal Amount Outstanding of the Class A Fifth Issuer Notes or if so directed by or pursuant to an Extraordinary Resolution (as defined in the Fifth Issuer Trust Deed) of the Class A Fifth Issuer Noteholders shall (subject, in each case, to being indemnified and/or secured to its satisfaction) give notice (a "CLASS A FIFTH ISSUER NOTE ACCELERATION NOTICE") to the Fifth Issuer and the Security Trustee declaring the Fifth Issuer Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events (each a "FIFTH ISSUER EVENT OF DEFAULT") which is continuing or unwaived:



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      (vi)  default  being  made for a period  of  three  Business  Days in the payment of the principal of or any interest on any Class A Fifth Issuer Note when and as the same ought to be paid in accordance with these Conditions; or

      (vii) the Fifth Issuer failing duly to perform or observe any other obligation binding upon it under the Class A Fifth Issuer Notes, the Fifth Issuer Trust Deed, the Fifth Issuer Deed of Charge or any other Fifth Issuer Transaction Document and, in any such case (except where the Note Trustee (or, in the case of the Fifth Issuer Deed of Charge, the Security Trustee) certifies that, in its sole opinion, such failure is incapable of remedy when no notice will be required), such failure is continuing for a period of 20 days following the service by the Note Trustee (or, in the case of the Fifth Issuer Deed of Charge, the Security Trustee) on the Fifth Issuer of notice requiring the same to be remedied, and the Note Trustee has certified in writing that the failure to perform or observe is, in its sole opinion, materially prejudicial to the interests of the Class A Fifth Issuer Noteholders; or

      (viii)the Fifth Issuer, otherwise than for the purposes of such amalgamation or reconstruction as is referred to in subparagraph
            (iv) below, ceases or threatens to cease to carry on its business or a substantial part of its business or the Fifth Issuer is deemed unable to pay its debts within the meaning of Section 123 (1) (a),
            (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amount of its liabilities (taking into account for both these purposes its contingent and prospective liabilities) or otherwise becomes insolvent; or

      (ix) an order being made or an effective resolution being passed for the winding-up of the Fifth Issuer except a winding-up for the purposes of or pursuant to an amalgamation or reconstruction the terms of which have previously been approved by the Note Trustee in writing or by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders; or

      (x) proceedings being otherwise initiated against the Fifth Issuer under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, an application for an administration order, the filing of documents with the court for the appointment of an administrator, the service of a notice of intention to appoint an administrator or the taking of any steps to appoint an administrator) and (except in the case of an application for an administration order or the taking of any steps to appoint an administrator) such proceedings are not, in the sole opinion of the Note Trustee, being disputed in good faith with a reasonable prospect of success, or an administration order being granted or the appointment of an administrator taking effect or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Fifth Issuer or in relation to the whole or any substantial part of the undertaking or assets of the Fifth Issuer, or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Fifth Issuer, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Fifth Issuer and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days, or the Fifth Issuer initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally or taking steps with a view to obtaining a moratorium in respect of any indebtedness; or



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      (xi)  if a Fifth Issuer  Intercompany Loan Acceleration  Notice is served under the Fifth Issuer Intercompany Loan Agreement, while any of the Class A Fifth Issuer Notes is outstanding.

(B)   Class B Fifth Issuer Noteholders

      This Condition 9(B) shall have no effect if, and for as long as, any Class A Fifth Issuer Notes are outstanding. Subject thereto, for so long as any Class B Fifth Issuer Notes are outstanding, the Note Trustee in its absolute discretion may, and if so requested in writing by the holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class B Fifth Issuer Notes or if so directed by or pursuant to an Extraordinary Resolution of the Class B Fifth Issuer Noteholders shall (subject, in each case, to being indemnified and/or secured to its satisfaction) give notice (a "CLASS B FIFTH ISSUER NOTE ACCELERATION NOTICE") to the Fifth Issuer and the Security Trustee declaring the Fifth Issuer Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (xii) default being made for a period of three Business Days in the payment of the principal of or any interest on any Class B Fifth Issuer Note when and as the same ought to be paid in accordance with these Conditions; or

      the occurrence of any of the events in Condition 9(A)(ii),  (iii),  (iv),
      (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A)(vi) to Class A Fifth Issuer Notes and Class A Fifth Issuer Noteholders shall be read as references to Class B Fifth Issuer Notes and Class B Fifth Issuer Noteholders respectively.

(C)   Class C Fifth Issuer Noteholders

      This Condition 9(C) shall have no effect if, and for as long as, any Class A Fifth Issuer Notes or Class B Fifth Issuer Notes are outstanding. Subject thereto, for so long as any Class C Fifth Issuer Notes are outstanding, the Note Trustee in its absolute discretion may, and if so requested in writing by the holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class C Fifth Issuer Notes or if so directed by or pursuant to an Extraordinary Resolution of the Class C Fifth Issuer Noteholders shall (subject, in each case, to being indemnified and/or secured to its satisfaction) give notice (a "CLASS C FIFTH ISSUER NOTE ACCELERATION NOTICE") to the Fifth Issuer and the Security Trustee declaring the Fifth Issuer Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (i) default being made for a period of three Business Days in the payment of the principal of or any interest on any Class C Fifth Issuer Note when and as the same ought to be paid in accordance with these Conditions: or

      (ii)   the occurrence of any of the events in Condition  9(A)(ii), (iii),
             (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A)(vi) to Class A Fifth Issuer Notes and Class A Fifth Issuer Noteholders shall be read as references to Class C Fifth Issuer Notes and Class C Fifth Issuer Noteholders respectively.

(D)   Following Service of a Fifth Issuer Note Acceleration Notice

      In this Condition 9(D), a "FIFTH ISSUER NOTE ACCELERATION NOTICE" means any of the Class A Fifth Issuer Note Acceleration Notice, the Class B Fifth Issuer Note Acceleration Notice and the Class C Fifth Issuer Note Acceleration Notice. For the avoidance of doubt, upon any Fifth



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      Issuer  Note  Acceleration  Notice  being  given by the Note  Trustee  in accordance with this Condition 9, all the Fifth Issuer Notes then outstanding shall immediately become due and repayable, without further action or formality, at their Principal Amount Outstanding together with accrued interest as provided in the Fifth Issuer Trust Deed.

10.   ENFORCEMENT OF FIFTH ISSUER NOTES

      Each of the Note Trustee and the Security Trustee may, at its discretion and without notice at any time and from time to time, take such steps and institute such proceedings against the Fifth Issuer or any other person as it may think fit to enforce the provisions of (in the case of the Note Trustee) the Fifth Issuer Notes or the Fifth Issuer Trust Deed (including these Conditions) or (in the case of the Security Trustee) the Fifth Issuer Deed of Charge or (in either case) any of the other Fifth Issuer Transaction Documents. The Security Trustee may, at its discretion and without notice, at any time after the Fifth Issuer Security has become enforceable, take such steps as it may think fit to enforce the Fifth Issuer Security. Neither the Note Trustee nor the Security Trustee shall be bound to take any such proceedings or steps unless:

      (i) (subject in all cases to restrictions contained in the Fifth Issuer Trust Deed or, as the case may be, the Fifth Issuer Deed of Charge to protect the interests of any higher ranking class of Fifth Issuer Noteholders) it shall have been so directed by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders, the Class B Fifth Issuer Noteholders or the Class C Fifth Issuer Noteholders or so requested in writing by the holders of at least 25 per cent. in Principal Amount Outstanding of the Class A Fifth Issuer Notes, the Class B Fifth Issuer Notes or the Class C Fifth Issuer Notes or, in the case of the Security Trustee (subject to restrictions contained in the Fifth Issuer Deed of Charge to protect the interests of the Class A Fifth Issuer Noteholders, the Class B Fifth Issuer Noteholders or the Class C Fifth Issuer Noteholders), it has been so directed by the Note Trustee acting on the instructions of an Extraordinary Resolution of Noteholders of the relevant class, or so requested by any other Fifth Issuer Secured Creditor; and

      (ii)  it shall have been indemnified and/or secured to its satisfaction.

      Amounts available for distribution after enforcement of the Fifth Issuer Security shall be distributed in accordance with the terms of the Fifth Issuer Deed of Charge.

      No Fifth Issuer Noteholder may institute any proceedings against the Fifth Issuer to enforce its rights under or in respect of the Fifth Issuer Notes or the Fifth Issuer Trust Deed unless (1) the Note Trustee or the Security Trustee, as the case may be, has become bound to institute proceedings and has failed to do so within a reasonable time and (2) the failure is continuing. Notwithstanding the previous sentence and notwithstanding any other provision of the Fifth Issuer Trust Deed, the right of any Fifth Issuer Noteholder to receive payment of principal of and interest on its Fifth Issuer Notes on or after the due date for the principal or interest, or to institute suit for the enforcement of payment of that interest or principal, may not be impaired or affected without the consent of that Fifth Issuer Noteholder. In addition, no Class B Fifth Issuer Noteholder or Class C Fifth Issuer Noteholder will be entitled to take proceedings for the winding up or administration of the Fifth Issuer unless:

      * there are no outstanding Fifth Issuer Notes of a class with higher priority; or

      * if Fifth Issuer Notes of a class with higher priority are outstanding, there is consent of holders of at least one quarter of the aggregate principal amount outstanding of the class or classes of Fifth Issuer Notes with higher priority.



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      If,  upon the Fifth Issuer Security having been enforced and realised  to the maximum possible extent as certified by the Security Trustee to the Note Trustee after payment of all other claims ranking in priority to the Class B Fifth Issuer Notes and the Class C Fifth Issuer Notes (as the case may be) under the Fifth Issuer Deed of Charge, the remaining proceeds of such enforcement are insufficient to pay in full all principal and interest and other amounts whatsoever due in respect of the Class B Fifth Issuer Notes and the Class C Fifth Issuer Notes (as the case may be) and all other claims ranking pari passu therewith, then the Class B Fifth Issuer Noteholders and/or the Class C Fifth Issuer Noteholders (as the case may be) shall, be forthwith paid their respective shares of such remaining proceeds (as determined in accordance with the provisions of the Fifth Issuer Deed of Charge). On the date of such payment (the "OPTION EXERCISE DATE"), the Note Trustee (on behalf of all of the Class B Fifth Issuer Noteholders and/or the Class C Fifth Issuer Noteholders (as the case may be)) will, at the request of Permanent PECOH Limited (the "POST ENFORCEMENT CALL OPTION HOLDER"), transfer all (but not some only) of the Class B Fifth Issuer Notes and/or the Class C Fifth Issuer Notes (as the case may be) to the Post Enforcement Call Option Holder for a nominal amount only pursuant to the option granted to it by the Note Trustee (as agent for the Fifth Issuer Noteholders) pursuant to a post enforcement call option agreement (the "FIFTH ISSUER POST ENFORCEMENT CALL OPTION AGREEMENT") dated on or about the Closing Date between the Fifth Issuer, the Post Enforcement Call Option Holder, the Note Trustee and the Security Trustee. Immediately upon such transfer, no such former Class B Fifth Issuer Noteholder or Class C Fifth Issuer Noteholder shall have any further interest in the Class B Fifth Issuer Notes or the Class C Fifth Issuer Notes (as the case may be). Each of the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders acknowledges that the Note Trustee has the authority and the power to bind the Fifth Issuer Noteholders in accordance with the terms and conditions set out in the Fifth Issuer Post
      Enforcement   Call  Option  Agreement  and  each  Class  B  Fifth  Issuer
      Noteholder or Class C Fifth Issuer Noteholder (as the case may be), by subscribing for or purchasing Class B Fifth Issuer Notes or Class C Fifth Issuer Notes (as the case may be), agrees to be so bound.

11.   MEETINGS OF FIFTH ISSUER NOTEHOLDERS, MODIFICATIONS AND WAIVER

(A)   Quorum

      The Fifth Issuer Trust Deed contains provisions for convening meetings of Fifth Issuer Noteholders of any series and/or class to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of the Fifth Issuer Notes (including these Conditions) or a modification to the provisions of any of the Fifth Issuer Transaction Documents.

      (1)   CLASS A FIFTH ISSUER NOTES

      The Fifth Issuer Trust Deed provides that:

      (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of one series only of the Class A Fifth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class A Fifth Issuer Notes of that series;

      (iv) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more series classes of the Class A Fifth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more series of the Class A Fifth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of the Class A Fifth Issuer Notes; and



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      (v)   a  resolution  which,  in the sole  opinion  of the  Note  Trustee, affects the interests of the holders of any two or more series of the Class A Fifth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more series of the Class A Fifth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more series of the Class A Fifth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more series of the Class A Fifth Issuer Notes.

      In the case of a single meeting of the holders of two or more series of the Class A Fifth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class A Fifth Issuer Note denominated in Dollars shall be converted into Sterling at the relevant Fifth Issuer Dollar Currency Exchange Rate and the Principal Amount Outstanding of any Class A Fifth Issuer Note denominated in Euro shall be converted into Sterling at the relevant Fifth Issuer Euro Currency Exchange Rate.

      The Fifth Issuer Trust Deed contains provisions similar to those in the preceding two paragraphs in relation to requests in writing from Class A Fifth Issuer Noteholders upon which the Note Trustee is bound to act.

      (2)    CLASS B FIFTH ISSUER NOTES

      The Fifth Issuer Trust Deed provides that:

      (vi) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of one series only of the Class B Fifth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class B Fifth Issuer Notes of that series;

      (vii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class B Fifth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more series of the Class B Fifth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of the Class B Fifth Issuer Notes; and

      (viii)a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class B Fifth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more series of the Class B Fifth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more series of the Class B Fifth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more series of the Class B Fifth Issuer Notes.

      In the case of a single meeting of the holders of two or more series of the Class B Fifth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class B Fifth Issuer Note denominated in Dollars shall be converted into Sterling at the relevant Fifth Issuer Dollar Currency Exchange Rate and the Principal Amount Outstanding of any Class B Fifth Issuer Note denominated in Euro shall be converted into Sterling at the relevant Fifth Issuer Euro Currency Exchange Rate.

      The Fifth Issuer Trust Deed contains provisions similar to those in the preceding two paragraphs in relation to requests in writing from Class B Fifth Issuer Noteholders upon which the Note Trustee is bound to act.



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      (3)    CLASS C FIFTH ISSUER NOTES

      The Fifth Issuer Trust Deed provides that:

      (ix) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of one series only of the Class C Fifth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class C Fifth Issuer Notes of that series;

      (x) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class C Fifth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more series of the Class C Fifth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of the Class C Fifth Issuer Notes; and

      (xi) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class C Fifth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more series of the Class C Fifth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more series of the Class C Fifth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more series of the Class C Fifth Issuer Notes.

      In the case of a single meeting of the holders of two or more series of the Class C Fifth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class C Fifth Issuer Note denominated in Dollars shall be converted into Sterling at the relevant Fifth Issuer Dollar Currency Exchange Rate and the Principal Amount Outstanding of any Class C Fifth Issuer Note denominated in Euro shall be converted into Sterling at the relevant Fifth Issuer Euro Currency Exchange Rate.

      The Fifth Issuer Trust Deed contains provisions similar to those in the preceding two paragraphs in relation to requests in writing from Class C Fifth Issuer Noteholders upon which the Note Trustee is bound to act.

      (4)    GENERAL

      In each of the paragraphs (1) to (3) above, subject as provided below, the quorum at any meeting of the Fifth Issuer Noteholders of any series or class or classes for passing an Extraordinary Resolution shall be two or more persons holding or representing not less than 50 per cent. of the aggregate Principal Amount Outstanding of the Fifth Issuer Notes of that series or class or classes or, at any adjourned meeting, two or more persons being or representing Fifth Issuer Noteholders of that series or class or classes whatever the aggregate Principal Amount Outstanding of relevant Fifth Issuer Notes so held or represented.

      Subject to section 316(b) of the Trust Indenture Act, the quorum at any meeting of the Fifth Issuer Noteholders of any series or class or classes for passing an Extraordinary Resolution which includes the sanctioning of a modification which would have the effect of altering the amount or timing of payments of principal on the Fifth Issuer Notes of such series or class or classes or the rate, the day or the timing of payments of interest thereon or of the currency of payment of the Fifth Issuer Notes of such series or class or classes or altering the priority of payments or altering the quorum or majority required in relation to this exception (a "BASIC



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      TERMS   MODIFICATION"),   shall  be  one  or  more  persons   holding  or
      representing not less than 75 per cent. or, at any adjourned and reconvened meeting, not less than 25 per cent. in Principal Amount Outstanding of the classes of Fifth Issuer Notes of each series for the time being outstanding.

      A resolution signed by or on behalf of all the Fifth Issuer Noteholders of the relevant series or class shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of such series or class of Fifth Issuer Noteholders.

(B)   Limitations on Class B Fifth Issuer Noteholders

      No Extraordinary Resolution of the Class B Fifth Issuer Noteholders (other than any such Extraordinary Resolution referred to in paragraph
      (E) below) shall take effect for any purpose while any Class A Fifth Issuer Notes remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Fifth Issuer Noteholders.

(D)   Limitations on Class C Fifth Issuer Noteholders

      No Extraordinary Resolution of the Class C Fifth Issuer Noteholders (other than any such Extraordinary Resolution referred to in paragraph
      (E) below) shall take effect for any purpose while any Class A Fifth Issuer Notes or Class B Fifth Issuer Notes remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders and/or the Class B Fifth Issuer Noteholders (as the case may be) or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Fifth Issuer Noteholders and/or the Class B Fifth Issuer Noteholders (as the case may be).

(E) Approval of Modifications and Waivers by Class B Fifth Issuer Noteholders and Class C Fifth Issuer Noteholders

      (xii) No Extraordinary Resolution of the Class A Fifth Issuer Noteholders to sanction a modification of, or any waiver or authorisation of any breach or proposed breach of, any of the provisions of the Fifth Issuer Transaction Documents or these Conditions shall take effect unless it shall have been sanctioned by an Extraordinary Resolution of the Class B Fifth Issuer Noteholders and an Extraordinary Resolution of the Class C Fifth Issuer Noteholders or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders.

      After the Class A Fifth Issuer Notes have been fully redeemed, no Extraordinary Resolution of the Class B Fifth Issuer Noteholders to sanction a modification of, or any waiver or authorisation of any breach or proposed breach of, any of the provisions of the Transaction Documents or these Conditions shall take effect unless it shall have been sanctioned by an Extraordinary Resolution of the Class C Fifth Issuer Noteholders or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class C Fifth Issuer Noteholders.

(F)   Modifications and Determinations by Note Trustee

      The Note Trustee may agree to, or authorise, without the consent of the Fifth Issuer Noteholders, (i) any modification of, or to the waiver or authorisation of any breach or proposed breach of, these Conditions or any of the Fifth Issuer Transaction Documents, which is not, in the sole opinion of the Note Trustee, materially prejudicial to the interests of the


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     Fifth Issuer  Noteholders or (ii) any  modification of these  Conditions or any of the Fifth Issuer Transaction Documents which, in the sole opinion of the Note Trustee, is to correct a manifest error or an error established as such to the satisfaction of the Note Trustee or is of a formal, minor or technical nature (and for the avoidance of doubt, the Note Trustee shall be entitled to assume, without further investigation or inquiry, that such modification, waiver or authorisation will not be materially prejudicial to the interests of the Fifth Issuer Noteholders if each of the Rating
     Agencies has confirmed in writing that the then current ratings of the applicable series and/or class or classes of Fifth Issuer Notes would not be adversely affected by such modification, waiver or authorisation).

     The Note Trustee may also, without the consent of the Fifth Issuer Noteholders, determine that any Fifth Issuer Event of Default shall not, or shall not subject to specified conditions, be treated as such. Any such modification, waiver, authorisation or determination shall be binding on the Fifth Issuer Noteholders and, unless the Note Trustee agrees otherwise, any such modification shall be notified to the Fifth Issuer Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

(G)  Exercise of Note Trustee's Functions

     Where the Note Trustee is required, in connection with the exercise of its powers, trusts, authorities, duties and discretions, to have regard to the interests of the Fifth Issuer Noteholders of any series or class, it shall have regard to the interests of such Fifth Issuer Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, the Note Trustee shall not have regard to, or be in any way liable for, the consequences of such exercise for individual Fifth Issuer Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory. In connection with any such exercise, the Note Trustee shall not be entitled to require, and no Fifth Issuer Noteholder shall be entitled to claim, from the Fifth Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Fifth Issuer Noteholders.

12.  INDEMNIFICATION OF THE NOTE TRUSTEE AND THE SECURITY TRUSTEE

     The Fifth Issuer Trust Deed and the Fifth Issuer Deed of Charge contain provisions governing the responsibility (and relief from responsibility) of the Note Trustee and the Security Trustee, respectively, and providing for their indemnification in certain circumstances, including provisions relieving them from taking enforcement proceedings or, in the case of the Security Trustee, enforcing the Fifth Issuer Security unless indemnified and/or secured to their satisfaction.

     The Note Trustee and the Security Trustee and their related companies are entitled to enter into business transactions with the Fifth Issuer, the Fifth Issuer Cash Manager and/or the related companies of any of them and to act as note trustee and security trustee, respectively, for the holders of any notes issued by a new issuer and/or any other person who is a party to any Fifth Issuer Transaction Document or whose obligations are comprised in the Fifth Issuer Security and/or any of their subsidiary or associated companies without accounting for any profit resulting therefrom.

     Neither the Note Trustee nor the Security Trustee will be responsible for any loss, expense or liability which may be suffered as a result of any assets comprised in the Fifth Issuer Security, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by clearing organisations or their operators or by intermediaries such as banks, brokers or other similar persons on behalf of the Note Trustee and/or the Security Trustee.



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13.   REPLACEMENT OF FIFTH ISSUER NOTES

      If any Fifth Issuer Note is mutilated, defaced, lost, stolen or destroyed, it may be replaced at the specified office of the Registrar. Replacement of any mutilated, defaced, lost, stolen or destroyed Fifth Issuer Note will only be made on payment of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity as the Fifth Issuer may reasonably require. Mutilated or defaced Fifth Issuer Notes must be surrendered before new ones will be issued.

14.   NOTICE TO FIFTH ISSUER NOTEHOLDERS

(A)   Publication of Notice

      Any notice to Fifth Issuer Noteholders shall be validly given if published in:

      (i)   the Financial Times; and

      (ii) for so long as amounts are outstanding in respect of the Dollar Fifth Issuer Notes, the New York Times;

      or, if any such newspaper shall cease to be published or, if timely publication therein is not practicable, in such other English newspaper or newspapers as the Note Trustee shall approve in advance having a general circulation in the United Kingdom and the United States, provided that if, at any time, the Fifth Issuer procures that the information concerned in such notice shall appear on a page of the Reuters screen, or any other medium for electronic display of data as may be previously approved in writing by the Note Trustee and notified to Fifth Issuer Noteholders (in each case a "RELEVANT SCREEN"), publication in the newspapers set out above or such other newspaper or newspapers shall not be required with respect to such information. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication shall have been made in the newspaper or newspapers in which (or on the Relevant Screen on which) publication is required.

      In addition, notices to Fifth Issuer Noteholders will be sent to them by first class post (or its equivalent) or (if posted to an address outside the United Kingdom) by airmail at the respective addresses on the Register. Any such notice will be deemed to have been given on the fourth day after the date of posting.

      Whilst the Fifth Issuer Notes are represented by Global Fifth Issuer Notes, notices to Fifth Issuer Noteholders will be valid if published as described above, or, at the option of the Fifth Issuer, if delivered to DTC in the case of the Dollar Global Fifth Issuer Notes, or to Euroclear and/or Clearstream, Luxembourg in the case of the Reg S Global Fifth Issuer Notes, for communication by them to Fifth Issuer Noteholders. Any notice delivered to DTC, Euroclear and/or Clearstream, Luxembourg, as aforesaid shall be deemed to have been given on the day of such delivery.

(B)   Note Trustee's Discretion to Select Alternative Method

      The Note Trustee shall be at liberty to sanction some other method of giving notice to the Fifth Issuer Noteholders or category of them if, in its sole opinion, such other method is reasonable having regard to market practice then prevailing and to the requirements of the stock exchanges, competent listing authorities and/or quotation systems on or by which the Fifth Issuer Notes are then listed, quoted and/or traded and provided that notice of such other



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      method  is  given  to the Fifth  Issuer  Noteholders  in such  manner  as the Note Trustee shall require.

15.   RATING AGENCIES

      If:

      (i) a confirmation of rating or other response by a Rating Agency is a condition to any action or step under any Transaction Document; and

      (ii) a written request for such confirmation or response is delivered to each Rating Agency by the Fifth Issuer (copied to the Note Trustee and/or the Security Trustee, as applicable) and either one or more Rating Agency (each a "NON-RESPONSIVE RATING AGENCY") indicates that it does not consider such confirmation or response necessary in the circumstances or within 30 days of delivery of such request elicits no confirmation or response and/or such request elicits no statement by such Rating Agency that such confirmation or response could not be given; and

      (iii) at least one Rating Agency gives such a confirmation or response based on the same facts,

      then such condition shall be deemed to be modified with respect to the facts set out in the request referred to in (ii) so that there shall be no requirement for the confirmation or response from the Non-Responsive Rating Agency.

      The Note Trustee and/or the Security Trustee, as applicable, shall be entitled to treat as conclusive a certificate by any director, officer or employee of the Fifth Issuer, Funding 1, the Seller, any investment bank or financial adviser acting in relation to the Fifth Issuer Notes as to any matter referred to in (ii) in the absence of manifest error or the Note Trustee and/or the Security Trustee, as applicable, having facts contradicting such certificates specifically drawn to his attention and the Note Trustee and/or the Security Trustee, as applicable, shall not be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused as a result.

16.   GOVERNING LAW AND JURISDICTION

      The Fifth Issuer Transaction Documents and the Fifth Issuer Notes are governed by, and shall be construed in accordance with, English law. The courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Fifth Issuer Notes and the Fifth Issuer Transaction Documents. The Fifth Issuer and the other parties to the Fifth Issuer Transaction Documents irrevocably submit therein to the nonexclusive jurisdiction of the courts of England.

17.   DEFINITIONS

      Unless otherwise defined in these Conditions or unless the context otherwise requires, in these Conditions the following words shall have the following meanings and any other capitalised terms used in these Conditions shall have the meanings ascribed to them in the Master Definitions and Construction Schedules:

      "ASSET TRIGGER EVENT" means the event that occurs when there is a positive balance on the AAA Principal Deficiency Sub-Ledger. The terms of an Asset Trigger Event may change if Funding 1 enters into a new intercompany loan agreement;



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       "AUTHORISED  INVESTMENTS"  means (i) Sterling gilt edged  investments and
       (ii) Sterling demand or time deposits, certificates of deposit and short term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next Interest Payment Date and
       the  short  term  unsecured,   unguaranteed   and   unsubordinated   debt
       obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised institution under the Act) are rated A1+ by Standard and Poor's, F1+ by Fitch and P1 by Moody's or which are otherwise acceptable to the Rating Agencies (if they are notified in advance) to maintain the current ratings of the Fifth Issuer Notes;

       "DOLLAR FIFTH ISSUER NOTES" means the Series 1 Fifth Issuer Notes, the Series 2 Fifth Issuer Notes and the Series 3 Fifth Issuer Notes;

       "EURO FIFTH ISSUER NOTES" means the Series 4 Fifth Issuer Notes and the Series 5 Class A1 Fifth Issuer Notes;

       "FINAL MATURITY DATE" means:

       (i) in respect of the Series 1 Class A Fifth Issuer Notes, the Interest Payment Date falling in [June 2005];

       (ii) in respect of the Series 2 Class A Fifth Issuer Notes. the Interest Payment Date falling in [September 2027];

       (iii) in respect of the Series 3 Class A Fifth Issuer Notes, the Interest Payment Date falling in [September 2034];

       (iv) in respect of the Series 4 Class A Fifth Issuer Notes, the Interest Payment Date falling in [March 2042];

       (v) in respect of the Series 5 Class A1 Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

       (vi) in respect of the Series 5 Class A2 Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

       (vii) in respect of the Series 1 Class B Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

       (viii) in respect of the Series 2 Class B Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

       (iv) in respect of the Series 3 Class B Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

       (x) in respect of the Series 4 Class B Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

       (xi) in respect of the Series 5 Class B Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

       (xii) in respect of the Series 1 Class C Fifth Issuer Notes, the Interest Payment Date falling in June 2042;



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       (xiii) in  respect  of the  Series  2  Class C Fifth  Issuer  Notes,  the
              Interest Payment Date falling in June 2042;

       (xiv) in respect of the Series 3 Class C Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

       (xv) in respect of the Series 4 Class C Fifth Issuer Notes, the Interest Payment Date falling in June 2042; and

       (xvi) in respect of the Series 5 Class C Fifth Issuer Notes, the Interest Payment Date falling in June 2042;

      "FIFTH ISSUER DOLLAR CURRENCY EXCHANGE RATE" means the rate at which Dollars are converted to Sterling or, as the case may be, sterling is converted to Dollars under the relevant Fifth Issuer Dollar Currency Swap or, if there is no relevant Fifth Issuer Dollar Currency Swap in effect at such time, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

      "FIFTH ISSUER DOLLAR CURRENCY SWAP AGREEMENTS" means collectively the ISDA master agreements, schedules and confirmations (as amended or supplemented from time to time) relating to the Fifth Issuer Dollar Currency Swaps to be entered into on or before the Closing Date between the Fifth Issuer, the relevant Fifth Issuer Dollar Currency Swap Provider and the Security Trustee;

      "FIFTH ISSUER DOLLAR CURRENCY SWAP PROVIDERS" means each of the Series 1 Fifth Issuer Dollar Currency Swap Provider, the Series 2 Fifth Issuer Dollar Currency Swap Provider and the Series 3 Fifth Issuer Dollar Currency Swap Provider;

      "FIFTH ISSUER DOLLAR CURRENCY SWAPS" means the Sterling-Dollar currency swaps which enable the Fifth Issuer to receive and pay amounts under the Fifth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Dollar Fifth Issuer Notes;

      "FIFTH ISSUER EURO CURRENCY EXCHANGE RATE" means the rate at which Euro are converted to Sterling or, as the case may be, Sterling is converted to Euro under the relevant Fifth Issuer Euro Currency Swap or, if there is no relevant Fifth Issuer Euro Currency Swap in effect at such time, the "spot" rate at which Euro are converted to Sterling or, as the case may be, Sterling is converted to Euro on the foreign exchange markets;

      "FIFTH ISSUER EURO CURRENCY SWAP AGREEMENTS" means the ISDA master agreements, schedules and confirmations (as amended or supplemented from time to time) relating to the Fifth Issuer Euro Currency Swaps to be entered into on the Closing Date between the Fifth Issuer, the relevant Fifth Issuer Euro Currency Swap Provider and the Security Trustee;

      "FIFTH ISSUER EURO CURRENCY SWAP PROVIDERS" means each of the Series 4 Fifth Issuer Euro Currency Swap Provider and the Series 5 Fifth Issuer Euro Currency Swap Provider;

      "FIFTH ISSUER EURO CURRENCY SWAPS" means the Sterling-Euro currency swaps which enables the Fifth Issuer to receive and pay amounts under the Fifth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Euro Fifth Issuer Notes;

      "FIFTH ISSUER INTERCOMPANY LOAN" means the loan of the Term Advances made by the Fifth Issuer to Funding 1 under the Fifth Issuer Intercompany Loan Agreement on or about the Closing Date;



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      "FIFTH  ISSUER  INTERCOMPANY  LOAN  AGREEMENT"  means  the  Fifth  Issuer
      Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Closing Date by the Fifth Issuer, Funding 1 and the Security Trustee;

      "FIFTH ISSUER INTERCOMPANY LOAN CONFIRMATION" means the loan confirmation in respect of the Fifth Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between the Funding 1, the Fifth Issuer and the Security Trustee;

      "FIFTH ISSUER INTEREST RATE SWAP AGREEMENT" means collectively the ISDA Master Agreement, schedule and confirmation (as amended, supplemented or replaced from time to time) relating to the Fifth Issuer Interest Rate Swap to be entered into on or before the Closing Date between the Fifth Issuer, the Fifth Issuer Interest Rate Swap Provider and the Security Trustee;

      "FIFTH ISSUER INTEREST RATE SWAP PROVIDER" means HBOS Treasury Services plc or such other swap provider appointed from time to time in relation to the interest rate swap for the Series 5 Class A1 Fifth Issuer Notes;

      "FIFTH ISSUER INTEREST RATE SWAP" means the fixed-for-floating interest rate swap which will enable the Fifth Issuer to receive a floating rate of interest from the Series 5 Fifth Issuer Euro Currency Swap Provider under the Series 5 Fifth Issuer Euro Currency Swap and pay interest amounts on the Series 5 Class A1 Fifth Issuer Notes with reference to a fixed rate of interest;

      "FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Fifth Issuer Notes;

      "FIFTH ISSUER NOTES" means the Class A Fifth Issuer Notes, the Class B Fifth Issuer Notes and the Class C Fifth Issuer Notes;

      "FIFTH ISSUER SWAP AGREEMENTS" means the Fifth Issuer Dollar Currency Swap Agreements, the Fifth Issuer Euro Currency Swap Agreements and the Fifth Issuer Interest Rate Swap;

      "FIFTH ISSUER TRANSACTION ACCOUNT" means the Sterling account in the name of the Fifth Issuer held with Bank of Scotland situated at 116 Wellington Street, Leeds LS1 4LT (or such other accounts at such other banks as may from time to time become a Fifth Issuer Transaction Account in accordance with the Fifth Issuer Transaction Documents);

      "FIFTH ISSUER TRANSACTION DOCUMENTS" means the Servicing Agreement, the Mortgages Trust Deed, the Cash Management Agreement, the Fifth Issuer Corporate Services Agreement, the Funding 1 Corporate Services Agreement, the Fifth Issuer Intercompany Loan Agreement, the Funding 1 Deed of
      Charge, the Funding 1 Guaranteed Investment Contract, the Mortgages Trustee Guaranteed Investment Contract, the Funding 1 Liquidity Facility Agreement, the Bank Account Agreement, the Fifth Issuer Bank Account Agreement, the Fifth Issuer Deed of Charge, the Fifth Issuer Trust Deed, the Fifth Issuer Paying Agent and Agent Bank Agreement, the Fifth Issuer Cash Management Agreement, the Fifth Issuer Post- Enforcement Call Option Agreement, the Fifth Start-up Loan Agreement, the Fifth Issuer Swap Agreements, the Fifth Issuer Underwriting Agreement, the Fifth Issuer Subscription Agreement and such other related documents which are referred to in the terms of the above documents or which relate to the issue of the Fifth Issuer Notes;

      "INTERCOMPANY LOAN TERMS AND CONDITIONS" means the standard terms and conditions incorporated into the Fifth Issuer Intercompany Loan Agreement and signed for the purposes of identification by the Security Trustee, the Agent Bank and Funding 1 on 14th June, 2002;


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      "NON-ASSET  TRIGGER EVENT" means the occurrence of any of  the  following events on a Calculation Date: (a) an Insolvency Event which occurs in relation to the Seller on or about that Calculation Date; (b) the role of the Seller as Servicer under the Servicing Agreement is terminated and a new Servicer is not appointed within 60 days; (c) as at the Calculation Date immediately preceding that Calculation Date, the Seller Share is equal to or less than the Minimum Seller Share; or (d) the Outstanding Principal Balance of Loans comprising the Trust Property at that date (i) during the period from and including the Closing Date to but excluding
      the    Interest    Payment   Date   in   June   2006   is    less    than
      {pound-sterling}21,500,000,000   or  (ii)  during  the  period  from  and
      including the Interest Payment Date  in  June  2006  to but excluding the
      Interest     Payment     Date    in    June    2008    is    less    than
      {pound-sterling}15,750,000,000. The terms of a Non-Asset Trigger Event may change if Funding 1 enters into a new Intercompany loan agreement;

      "RATING AGENCIES" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd or such other internationally recognised credit rating agencies from time to time rating the Fifth Issuer Notes;

      "REGISTRAR" means Citibank, N.A. at 5 Carmelite Street, London EC4Y 0PA;

      "REG S FIFTH ISSUER NOTES" means the Series 4 Issuer Notes and the Series 5 Issuer Notes;

      "SERIES 1 CLASS A FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 1 Class A Fifth Issuer Notes;

      "SERIES 1 CLASS B FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 1 Class B Fifth Issuer Notes;

      "SERIES 1 CLASS C FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 1 Class C Fifth Issuer Notes;

      "SERIES 2 CLASS A FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 2 Class A Fifth Issuer Notes;

      "SERIES 2 CLASS B FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 2 Class B Fifth Issuer Notes;

      "SERIES 2 CLASS C FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 2 Class C Fifth Issuer Notes;

      "SERIES 3 CLASS A FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 3 Class A Fifth Issuer Notes;

      "SERIES 3 CLASS B FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 3 Class B Fifth Issuer Notes;

      "SERIES 3 CLASS C FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 3 Class C Fifth Issuer Notes;

       "SERIES 4 CLASS A FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 4 Class A Fifth Issuer Notes;

      "SERIES 4 CLASS B FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 4 Class B Fifth Issuer Notes;



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      "SERIES 4 CLASS  C  FIFTH  ISSUER  NOTEHOLDERS" means the holders for the time being of the Series 4 Class C Fifth Issuer Notes;

      "SERIES 5 CLASS A FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 5 Class A Fifth Issuer Notes;

      "SERIES 5 CLASS B FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 5 Class B Fifth Issuer Notes;

      "SERIES 5 CLASS C FIFTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 5 Class C Fifth Issuer Notes;

      "SERIES 1 CLASS A FIFTH ISSUER NOTES" means the $[750,000,000] series 1 class A asset backed floating rate Fifth Issuer Notes due [June 2005];

      "SERIES 1 CLASS B FIFTH ISSUER NOTES" means the $[32,250,000] series 1 class B asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES 1 CLASS C FIFTH ISSUER NOTES" means the $[27,000,000] series 1 class C asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES 2 CLASS A FIFTH ISSUER NOTES" means the $[1,000,000,000] series 2 class A asset backed floating rate Fifth Issuer Notes due [September 2027];

      "SERIES 2 CLASS B FIFTH ISSUER NOTES" means the $[44,000,000] series 2 class B asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES 2 CLASS C FIFTH ISSUER NOTES" means the $[36,000,000] series 2 class C asset backed floating rate Fifth Issuer Notes due June 2042;

       "SERIES 3 CLASS A FIFTH ISSUER NOTES" means the $[750,000,000] series 3 class A asset backed floating rate Fifth Issuer Notes due [September 2034];

      "SERIES 3 CLASS B FIFTH ISSUER NOTES" means the $[32,500,000] series 3 class B asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES 3 CLASS C FIFTH ISSUER NOTES" means the $[27,000,000] series 3 class C asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES 4 CLASS A FIFTH ISSUER NOTES" means the {E}[1,000,000,000] series 4 class A asset backed floating rate Fifth Issuer Notes due [March 2042];

      "SERIES 4 CLASS B FIFTH ISSUER NOTES" means the {E}[43,500,000] series 4 class B asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES 4 CLASS C FIFTH ISSUER NOTES" means the {E}[36,000,000] series 4 class C asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES 5 CLASS A FIFTH ISSUER NOTES" means the Series 5 Class A1 Fifth Issuer Notes and the Series 5 Class A2 Fifth Issuer Notes;

      "SERIES 5 CLASS A1 FIFTH ISSUER NOTES" means the {E}[750,000,000] series 5 class A1 asset backed fixed-floating rate Fifth Issuer Notes due June 2042;


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


      "SERIES     5    CLASS    A2    FIFTH    ISSUER    NOTES"    means    the
      {pound-sterling}[750,000,000] series 5 class A2 asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES     5     CLASS    B    FIFTH    ISSUER    NOTES"    means    the
      {pound-sterling}[47,000,000] series 5 class B asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES    5    CLASS    C    FIFTH    ISSUER     NOTES"     means    the
      {pound-sterling}[39,000,000] series 5 class C asset backed floating rate Fifth Issuer Notes due June 2042;

      "SERIES 1 FIFTH ISSUER DOLLAR CURRENCY SWAP PROVIDER" means UBS Limited, London branch or such other swap provider appointed from time to time in relation to the Series 1 Fifth Issuer Notes;

      "SERIES 2 FIFTH ISSUER DOLLAR CURRENCY SWAP PROVIDER" means UBS Limited, London branch or such other swap provider appointed from time to time in relation to the Series 2 Fifth Issuer Notes;

      "SERIES 3 FIFTH ISSUER DOLLAR CURRENCY SWAP PROVIDER" means Banque AIG, London Branch or such other swap provider appointed from time to time in relation to the Series 3 Fifth Issuer Notes;

      "SERIES 4 FIFTH ISSUER EURO CURRENCY SWAP PROVIDER" means Swiss Re Financial Products Corporation or such other swap provider appointed from time to time in relation to the Series 4 Fifth Issuer Notes;

      "SERIES 1 FIFTH ISSUER NOTES" means collectively the Series 1 Class A Fifth Issuer Notes, the Series 1 Class B Fifth Issuer Notes and the Series 1 Class C Fifth Issuer Notes;

      "SERIES 2 FIFTH ISSUER NOTES" means collectively the Series 2 Class A Fifth Issuer Notes, the Series 2 Class B Fifth Issuer Notes and the Series 2 Class C Fifth Issuer Notes;

      "SERIES 3 FIFTH ISSUER NOTES" means collectively the Series 3 Class A Fifth Issuer Notes, the Series 3 Class B Fifth Issuer Notes and the Series 3 Class C Fifth Issuer Notes;

      "SERIES 4 FIFTH ISSUER NOTES" means collectively the Series 4 Class A Fifth Issuer Notes, the Series 4 Class B Fifth Issuer Notes and the Series 4 Class C Fifth Issuer Notes;

      "SERIES 5 FIFTH ISSUER NOTES" means collectively the Series 5 Class A Fifth Issuer Notes, the Series 5 Class B Fifth Issuer Notes and the Series 5 Class C Fifth Issuer Notes;

      "STERLING FIFTH ISSUER NOTES" means the Series 5 Class A2 Fifth Issuer Notes, Series 5 Class B Fifth Issuer Notes and the Series 5 Class C Fifth Issuer Notes;

      "TRANSACTION DOCUMENTS" means the Fifth Issuer Transaction Documents and those documents to which any new issuers will be a party in relation to the notes issued by such new issuers;

      "TRIGGER EVENT" means an Asset Trigger Event or a Non-Asset Trigger Event, as the case may be; and

      any reference to a "CLASS" of Fifth Issuer Notes or of Fifth Issuer Noteholders shall be a reference to the class of any of the Series 1 Fifth Issuer Notes, the Series 2 Fifth Issuer Notes, the Series 3 Fifth Issuer Notes, the Series 4 Fifth Issuer Notes or the Series 5 Fifth Issuer Notes, as the context requires. Any reference to a "SERIES" of Fifth Issuer Notes shall be a



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       reference,  as the context requires, to the Series 1 Fifth Issuer Notes, the Series 2 Fifth Issuer Notes, the Series 3 Fifth Issuer Notes, the Series 4 Fifth Issuer Notes or the Series 5 Fifth Issuer Notes.


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                                  SCHEDULE 4

                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.     (a)    As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

              (i)    VOTING   CERTIFICATE   shall  mean  an  English   language
                     certificate issued by a Paying Agent and dated in which it is stated:

                     (A) that on the date thereof Fifth Issuer Notes (represented by a Global Fifth Issuer Note and not being Fifth Issuer Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control and that no such Fifth Issuer Notes will cease to be so held until the first to occur of:

                            I. the conclusion of the meeting specified in such certificate or, if applicable, of any adjourned such meeting; and

                            II. the surrender of the certificate to the Paying Agent who issued the same; and

                     (B) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Fifth Issuer Notes represented by such certificate;

              (ii) BLOCK VOTING INSTRUCTION shall mean an English language document issued by a Paying Agent and dated in which:

                     (A) it is certified that Fifth Issuer Notes (represented by a Global Fifth Issuer Note and not being Fifth Issuer Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control and that no such Fifth Issuer Notes will cease to be so held until the first to occur of:

                            I. the conclusion of the meeting specified in such document or, if applicable, of any adjourned such meeting; and

                            II. the surrender to that Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such Fifth Issuer Note which is to be released or (as the case may require) the Fifth Issuer Note or Fifth Issuer Notes ceasing with the agreement of that Paying Agent to be held to its order or under its control and the giving of notice by that Paying Agent to the Fifth Issuer in accordance with paragraph 17 hereof of the necessary amendment to the block voting instruction;



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


                     (B) it is certified that each holder of such Fifth Issuer Notes has instructed such Paying Agent that the vote(s) attributable to the Fifth Issuer Note or Fifth Issuer Notes so held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

                     (C) the aggregate principal amount of the Fifth Issuer Notes so held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                     (D) one or more persons named in such document (each hereinafter called a PROXY) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Fifth Issuer Notes so listed in accordance with the instructions referred to in (C) above as set out in such document;

              (iii) 24 HOURS shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid;

              (iv) 48 HOURS shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid; and

              (v)    FIFTH ISSUER NOTES and NOTEHOLDERS shall mean:

                     (A) in connection with a single meeting of Class A Fifth Issuer Noteholders, Class A Fifth Issuer Notes and Class A Fifth Issuer Noteholders, respectively;

                     (B) in connection with a meeting of Class B Fifth Issuer Noteholders, Class B Fifth Issuer Notes and Class B Fifth Issuer Noteholders respectively; and



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


                     (C) in connection with a meeting of Class C Fifth Issuer Noteholders, Class C Fifth Issuer Notes and Class C Fifth Issuer Noteholders respectively.

       (b) A holder of a Fifth Issuer Note represented by a Global Fifth Issuer Note may obtain a voting certificate in respect of such Fifth Issuer Note from a Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Fifth Issuer Note or by such Fifth Issuer Note (to the satisfaction of such Paying Agent) being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in subparagraph
               (a)(i)(A) or (a)(ii)(A) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent to the effect set out in subparagraph (a)(ii)(B) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Fifth Issuer Notes to which such voting certificate or block voting instruction relates and the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Fifth Issuer Notes.

       (c)    (i)    A  holder of  Definitive Fifth  Issuer  Notes  may,  by an instrument in  writing  in the English language (a FORM OF
                     PROXY) signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a
                     PROXY) to act on his or its behalf in connection with any meeting of the Noteholders and any adjourned such meeting.

              (ii) Any holder of Definitive Fifth Issuer Notes which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a REPRESENTATIVE) in connection with any meeting of the Noteholders and any adjourned such meeting.

              (iii) Any proxy appointed pursuant to subparagraph (i) above or representative appointed pursuant to subparagraph (ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Noteholders, to be the holder of the Definitive Fifth Issuer Notes to which such appointment relates and the holder of the Definitive Fifth Issuer Notes shall be deemed for such purposes not to be the holder.

       (d) For so long as any Fifth Issuer Notes is represented by a Fifth Issuer Global Note registered in the name of DTC or its nominee, DTC may mail an Omnibus Proxy to the Fifth Issuer in accordance with and in the form used by DTC as part of its usual procedures from time to time in relation to meetings of Noteholders. Such Omnibus Proxy shall assign the voting rights in respect of the relevant meeting to DTC's direct participants as of the record date specified therein. Any such assignee participant may, by an instrument in writing in the English language signed by such assignee participant, or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Paying Agent before the time fixed for the relevant meeting, appoint any person (a SUB-PROXY") to act on his or its behalf in connection with any meeting of Noteholders and any adjourned such meeting. All


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              references to "PROXY" or "PROXIES" in this Schedule other than in this sub-paragraph (D) shall be read so as to include references to "SUB-PROXY" or "SUB-PROXIES".

2. The Fifth Issuer or the Note Trustee may at any time and the Note Trustee shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Fifth Issuer Notes for the time being outstanding convene a meeting of the Noteholders and if the Fifth Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Note Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Note Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Noteholders prior to any meeting of the Noteholders. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that Fifth Issuer Notes represented by a Global Fifth Issuer Note may, not less than 48 hours before the time fixed for the meeting, be held to the order or under the control of any Paying Agent (to its satisfaction) for the purpose of obtaining voting certificates or appointing proxies and the holders of Definitive Fifth Issuer Notes of the relevant class may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar not less than 48 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Note Trustee (unless the meeting is convened by the Note Trustee) and, to the Fifth Issuer (unless the meeting is convened by the Fifth Issuer).

4. A person (who may but need not be a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Noteholders present shall choose one of their number to be Chairman, failing which the Fifth Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. Subject to the provisions of Section 316(b) of the Trust Indenture Act, at any such meeting one or more persons present holding Fifth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Fifth Issuer Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present holding or representing Fifth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 50 per cent. in Principal Amount Outstanding of the Fifth Issuer Notes (or, at any adjourned meeting, two or more persons being or representing Noteholders whatever the aggregate Principal Amount Outstanding of the Fifth Issuer Notes so held or represented) PROVIDED THAT at any meeting the business of which includes the passing of an Extraordinary Resolution to sanction any of the following matters (each a BASIC TERMS MODIFICATION) namely:



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       (a)    reduction  or  cancellation  of  the  amount  payable  or,  where applicable, modification, except where such modification is in the opinion of the Note Trustee bound to result in an increase, of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal or interest in respect of the Fifth Issuer Notes;

       (b) alteration of the currency in which payments under the Fifth Issuer Notes are to be made;

       (c) alteration of the quorum or majority required to pass an Extraordinary Resolution in respect of any such Basic Terms Modification; and

       (d)    alteration of this proviso or the proviso to paragraph 6 below,

       the quorum for passing the requisite Extraordinary Resolution shall be two or more persons present holding Fifth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than three quarters (or, at any adjourned meeting, not less than one quarter) of the Principal Amount Outstanding of the Fifth Issuer Notes for the time being outstanding.

6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding Business Day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Note Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Note Trustee) dissolve such meeting or adjourn the same for such period, being not less than 13 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Note Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding Definitive Fifth Issuer Notes or voting certificates or being proxies or representatives (whatever the principal amount of the Fifth Issuer Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Definitive Fifth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Fifth Issuer Notes for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant



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       quorum.  Subject  as  aforesaid  it shall not be  necessary  to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Fifth Issuer, the Note Trustee or any person present holding a Definitive Fifth Issuer Note or a voting certificate or being a proxy or representative (whatever the principal amount of the Fifth Issuer Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Note Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of the Fifth Issuer Trust Deed and any director or officer of the Fifth Issuer and its lawyers and any other person authorised so to do by the Note Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the definition of Principal Amount Outstanding, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Clause 10 of the Fifth Issuer Trust Deed unless he either produces Fifth Issuer Note(s) or a voting certificate or is a proxy or a representative or is the holder of a Definitive Fifth Issuer Note or Definitive Fifth Issuer Notes. No person shall be entitled to vote at any meeting in respect of Fifth Issuer Notes held by, for the benefit of, or on behalf of, the Fifth Issuer or the Borrowers. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise connected with the Fifth Issuer.

14.    Subject as provided in paragraph 13 hereof at any meeting:

       (a) on a show of hands every person who is present in person and produces a voting certificate or is a holder of Fifth Issuer Notes or is a proxy or representative shall have one vote; and



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       (b)    on a poll every  person who is so present  shall have one vote in respect of each {pound-sterling}1, U.S.$1 or {E}1 (or such other amount as the Note Trustee may in its absolute discretion
              stipulate)  in  principal   amount  of  the  Fifth  Issuer  Notes
              represented by the voting certificate so produced or in respect of which he is a proxy or representative or in respect of which he is the holder.

       Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction or form of proxy and representatives need not be Noteholders.

16. Each block voting instruction together (if so requested by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the relevant Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

17. Any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Noteholders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or in the case of a Definitive Fifth Issuer Note from the holder thereof by the Fifth Issuer at its registered office (or such other place as may have been required or approved by the Note Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used.

18. Subject always to the provisions of Clause 18 of the Fifth Issuer Trust Deed and Section 316(b) of the Trust Indenture Act, a meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely:

       (a) power to sanction any compromise or arrangement proposed to be made between the Fifth Issuer, the Note Trustee, any appointee of the Note Trustee and the Noteholders or any of them;

       (b) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Note Trustee, any appointee of the Note Trustee, the Noteholders or the Fifth Issuer against any other or others of them or against any other party to any of the Transaction Documents or against any of their property whether such rights shall arise under the Fifth Issuer Trust Deed, any other Transaction Document or otherwise;



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       (c)    power to  assent to any  modification  of the  provisions  of the
              Conditions, the Fifth Issuer Trust Deed or any other Transaction Document which shall be proposed by the Fifth Issuer, the Note Trustee, or any Noteholder or any other person;

       (d)    power  to  give  any  authority  or  sanction   which  under  the
              provisions of the Conditions or the Fifth Issuer Trust Deed is required to be given by Extraordinary Resolution;

       (e) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

       (f) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of the Fifth Issuer Trust Deed;

       (g) power to discharge or exonerate the Note Trustee and/or any appointee of the Note Trustee from all liability in respect of any act or omission for which the Note Trustee and/or such appointee may have become responsible under the Fifth Issuer Trust Deed;

       (h) power to authorise the Note Trustee and/or any appointee of the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

       (i) power to sanction any scheme or proposal for the exchange or sale of the Fifth Issuer Notes for or the conversion of the Fifth Issuer Notes into or the cancellation of the Fifth Issuer Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes of the Fifth Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Definitive Fifth Issuer Notes held by them in favour of the persons with or to whom the Fifth Issuer Notes are to be exchanged or sold respectively,

       PROVIDED THAT:

       (i) no Extraordinary Resolution of the Class A Fifth Issuer Noteholders or the Class B Fifth Issuer Noteholders or the Class C Fifth Issuer Noteholders to sanction a modification of the Conditions, the Fifth Issuer Trust Deed or any of the other Transaction Documents or a waiver or authorisation of any breach or proposed breach of any of the provisions of the Conditions, the Fifth Issuer Trust Deed or any of the other Transaction Documents shall be effective for any purpose unless either:

              (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of (in the case of an Extraordinary Resolution of the Class A Fifth Issuer Noteholders) the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders or (in the case of an Extraordinary Resolution of the Class B Fifth Issuer Noteholders) the Class C Fifth Issuer Noteholders; or

              (B) it shall have been sanctioned by an Extraordinary Resolution of (in the case of an Extraordinary Resolution of the Class A Fifth Issuer Noteholders) the Class B Fifth Issuer Noteholders and the Class C Fifth Issuer Noteholders or


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                     (in the  case  of  an  Extraordinary  Resolution  of   the
                     Class B Fifth Issuer Noteholders) the Class C Fifth Issuer Noteholders;

       (ii) no Extraordinary Resolution of the Class B Fifth Issuer Noteholders shall be effective for any purpose while any Class A Fifth Issuer Notes remain outstanding unless either (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Fifth Issuer Noteholders or (B) it is sanctioned by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders; and

       (iii) no Extraordinary Resolution of the Class C Fifth Issuer Noteholders shall be effective for any purpose while any Class B Fifth Issuer Notes or Class A Fifth Issuer Notes remain outstanding unless either (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Fifth Issuer Noteholders and/or the Class B Fifth Issuer Noteholders (as the case may be) or (B) it is sanctioned by an Extraordinary Resolution of the Class A Fifth Issuer Noteholders and/or the Class B Fifth Issuer Noteholders (as the case may be).

19. Subject to the provisos to paragraph and to the provisions of Section 316(b) of the Trust Indenture Act, any resolution passed at a meeting of the Noteholders duly convened and held in accordance with the Fifth Issuer Trust Deed shall be binding upon the Noteholders of all classes whether present or not present at such meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be given by the Fifth Issuer to the Noteholders in accordance with Condition 14 within 14 days of such result being known PROVIDED THAT the non- publication of such notice shall not invalidate such result.

20.    (a)    A resolution which in the opinion of the Note Trustee affects the interests  of  the holders of one class only of the Class A Fifth
              Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class A Fifth Issuer Notes of that class.

       (b) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class A Fifth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Fifth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes series of the Class A Fifth Issuer Notes.

       (c) A resolution which in the opinion of the Note Trustee affects the interests of the holders of any two or more classes of the Class A Fifth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class A Fifth Issuer Notes shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class A Fifth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class A Fifth Issuer Notes.

       (d) In the case of a single meeting of the holders of the two or more classes of the Class A Fifth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class A Fifth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rate and the Principal Amount Outstanding of any Class A Fifth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rate.



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21.    (a)    A resolution which, in the opinion of  the  Note Trustee, affects the interests of the holders of one class only of the Class B Fifth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class B Fifth Issuer Notes of that class.

       (b) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class B Fifth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class B Fifth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class B Fifth Issuer Notes.

       (c) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class B Fifth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class B Fifth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class B Fifth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class B Fifth Issuer Notes.

       (d) In the case of a single meeting of the holders of the two or more classes of the Class B Fifth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class B Fifth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rate and the Principal Amount Outstanding of any Class B Fifth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rate.

22.    (a)    A resolution which, in  the  opinion of the Note Trustee, affects the  interests of the holders of one class only of  the  Class  C
              Fifth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class C Fifth Issuer
              Notes of that class.

       (b) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class C Fifth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class C Fifth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class C Fifth Issuer Notes.

       (c) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class C Fifth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class C Fifth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class C Fifth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class C Fifth Issuer Notes.

       (d) In the case of a single meeting of the holders of the two or more classes of the Class C Fifth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class C Fifth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rates and the Principal Amount Outstanding of any Class C Fifth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rate.



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23.    The expression  EXTRAORDINARY  RESOLUTION  when used in the Fifth Issuer
       Trust Deed means a resolution passed at a meeting of the Noteholders of a relevant class of Fifth Issuer Notes duly convened and held in accordance with the provisions of this SCHEDULE 4 by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or a resolution in writing signed by or on behalf of all the Noteholders of a relevant class of Fifth Issuer Notes, which resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders of a relevant class of Fifth Issuer Notes.

24. Minutes of all resolutions and proceedings at every meeting of the Noteholders shall be made and entered in books to be from time to time provided for that purpose by the Fifth Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

25. Subject to all other provisions of the Fifth Issuer Trust Deed the Note Trustee may without the consent of the Fifth Issuer or the Noteholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Note Trustee may in its sole discretion think fit.



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                                  SIGNATORIES



THE FIFTH ISSUER

EXECUTED and DELIVERED as a DEED by     )
PERMANENT FINANCING (NO. 5) PLC         )
acting by two directors/a               )
director and the secretary              )

Director

Director/Secretary


THE NOTE TRUSTEE

EXECUTED and DELIVERED as a DEED by     )
THE BANK OF NEW YORK                    )
acting by its authorised signatory      )

Authorised Signatory:


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